Exhibit 10.23

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

CamScanner

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	T01BBF9A0AXW025
Jenis Surat Cara *Type Of Instrument*	PERJANJIAN PEMBIAYAAN BSN MICRO-I (TAWARRUQ) SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	03/02/2021
Balasan *Consideration*	RM 50,000.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
BANK SIMPANAN NASIONAL, NO SYARIKAT AKTA BANK 1974

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SAGTEC GROUP SDN. BHD., NO KP 20180102[illegible]

Butiran Harta / Suratcara *Property / Instrument Description*
TIDAK BERKENAAN

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No*	[illegible]
Tarikh Penyeteman *Date of Stamping*	[illegible]
Duti Setem Dikenakan *Adjudicated Stamp Duty*	[illegible]
Denda *Penalty*	[illegible]
Pelarasan *Adjustment*	[illegible]
Jumlah Dibayar *Total Amount Paid*	[illegible]
Indorsemen *Endorsement (Akta Setem 1949)*	Seksyen 3[illegible]

Pemungut Duti Setem

No. Kelulusan Perbendaharan *Treasury Approval No* KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : 03/02/2021 05:08:59

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of the Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

T01BBF9A0AXW025

25/2

Dated / *Bertarikh* 03 FEB 2021

BETWEEN / *ANTARA*

(5)

BANK SIMPANAN NASIONAL

("Bank")

27/2
250

AND / *DAN*

SAGTEC GROUP SDN. BHD.

(Registration/Company No. / *No. Pendaftaran/Syarikat*: **201801021489 (1283508-P)**)

("Customer/*Pelanggan*")

BSN MICRO-i FACILITY AGREEMENT / *PERJANJIAN PEMBIAYAAN BSN MICRO-i* (*TAWARRUQ*)

BSN MICRO-i FACILITY AGREEMENT / *PERJANJIAN PEMBIAYAAN BSN MICRO-i (TAWARRUQ)*

AN AGREEMENT made on / *SATU PERJANJIAN yang dibuat pada* 03 FEB 2021

BETWEEN / *ANTARA*

BANK SIMPANAN NASIONAL, a body corporate established under the Bank Simpanan Nasional Act 1974 and having its head office at No. 117, Jalan Ampang, 50450 Kuala Lumpur and a branch stated in **Item 1 of the First Schedule of Part A** which expression shall, where the context so permits, includes its successors in title and assigns ("**Bank**") of the one part; and / ***BANK SIMPANAN NASIONAL**, sebuah pertubuhan perbadanan yang ditubuhkan di bawah Akta Bank Simpanan Nasional 1974 dan beribu pejabat di No. 117, Jalan Ampang, 50450 Kuala Lumpur dan cawangannya yang beralamat seperti dinyatakan dalam **Perkara 1, Jadual Pertama Bahagian A** termasuk penerima serah hak dan penggantinya yang sah ("**Bank**") di satu pihak; dan*

The party(ies) whose named and description are as stated in **Item 2 of the First Schedule of Part A** which expression shall, where the context so permits, includes its successors in title and assigns of the other part ("**Customer**"). / *Pihak di mana butirannya dinyatakan dalam **Perkara 2, Jadual Pertama Bahagian A** termasuk penerima serah hak dan penggantinya yang sah ("**Pelanggan**") di satu pihak yang lain.*

This agreement and any transaction entered into pursuant to this agreement shall be in conformity with the *Shariah* rules and principles. / *Perjanjian ini dan mana-mana transaksi yang dibuat menurut Perjanjian ini adalah mematuhi peruntukan dan prinsip Syariah.*

This Agreement consists of:- / *Perjanjian ini merangkumi:-*

Part A / *Bahagian A*	**Specific Terms / *Terma dan Syarat Khas***
Part B / *Bahagian B*	**Tawarruq Arrangement / *Pengaturan Tawarruq***
Part C / *Bahagian C*	**General Terms / *Terma dan Syarat Am***
Part D / *Bahagian D*	**Letter of Offer / *Surat Tawaran***

PART A / *BAHAGIAN A*
SPECIFIC TERMS / *TERMA DAN SYARAT KHAS*

1 DEFINITIONS AND INTERPRETATION / *DEFINISI DAN INTERPRETASI*

In this Agreement (Part A, B, C and D inclusive of the Schedules) the following words have the meaning given to them below:- / *Dalam Perjanjian ini (Bahagian A, B, C dan D termasuk Jadual) perkataan berikut mempunyai maksud seperti yang dinyatakan di bawah:-*

1.1 Definitions / *Definisi*

"Agreement / *Perjanjian*"	means this BSN Micro–i Facility Agreement (Tawarruq) consisting of Part A, B, C and D being the agreement embodying the terms and conditions governing rights and obligations of the Customer and the Bank relating to the Facility granted by the Bank to the Customer; / *bermaksud Perjanjian Pembiayaan BSN Micro–i (Tawarruq) ini yang terdiri daripada Bahagian A, B, C dan D dan merangkumi terma dan syarat yang mengikat hak dan obligasi Pelanggan dan Bank berkaitan Pembiayaan yang diberikan oleh Bank kepada Pelanggan;*

"Availability Period / *Tempoh Ketersediaan*" means the availability period of this Facility as stated in the Letter of Offer or such other period as the Bank may prescribed in respect of the availability of the Facility; / *bermaksud tempoh ketersediaan Pembiayaan ini seperti yang dinyatakan dalam Surat Tawaran atau suatu tempoh lain yang mungkin ditetapkan oleh Bank berhubung dengan tempoh ketersediaan Pembiayaan;*

"Bank" means **BANK SIMPANAN NASIONAL,** having its head office at No. 117, Jalan Ampang, 50450 Kuala Lumpur and having its business address as stated in **Item 1 of the First Schedule of Part A**; / *bermaksud* ***BANK SIMPANAN NASIONAL,*** *beribu pejabat di No. 117, Jalan Ampang, 50450 Kuala Lumpur dan cawangannya yang beralamat seperti dinyatakan dalam* ***Perkara 1, Jadual Pertama Bahagian A;***

"Bank's Purchase Price / *Harga Belian Bank*" means the cost incurred by the Bank in purchasing the Commodity (hereinafter defined in **Clause 1 of Part B**) requested by the Customer which is equivalent to the Facility amount; / *bermaksud kos yang ditanggung oleh Bank dalam pembelian Komoditi (seperti yang ditakrifkan di* ***Klausa 1 Bahagian B****) atas permintaan Pelanggan yang bersamaan dengan amaun Pembiayaan;*

"Bank's Sale Price / *Harga Jualan Bank*" means the amount as agreed by the Bank and the Customer as referred to in the Letter of Offer and payable by the Customer to the Bank in the manner as specified in the Letter of Offer and/or *Murabahah* Sale Contract; / *bermaksud amaun yang telah dipersetujui oleh Bank dan Pelanggan seperti yang dirujuk dalam Surat Tawaran dan perlu dibayar oleh Pelanggan kepada Bank mengikut cara seperti yang dinyatakan dalam Surat Tawaran dan/ atau Kotrak Jualan Murabahah;*

"BNM" means Bank Negara Malaysia or any other entity assuming its role; / *bermaksud Bank Negara Malaysia atau mana-mana entiti lain yang diberi kuasa untuk melaksanakan tanggungjawab bagi pihaknya;*

"Compensation *(Ta'widh)* / *Ganti Rugi (Ta'widh)*" means the compensation *(Ta'widh)* for late payment payable by the Customer pursuant to **Clause 7 of Part A** as per the formula stated in the Letter of Offer; / *bermaksud ganti rugi (Ta'widh) bagi denda lewat bayar yang perlu dibayar oleh Pelanggan seperti yang dinyatakan di* ***Klausa 7 Bahagian A*** *mengikut formula yang dinyatakan dalam Surat Tawaran;*

"Conditions Precedent / *Syarat Terdahulu*" means the conditions referred to in **Second Schedule of Part A** which must be fulfilled and performed by the Customer before the Bank proceeds with its disbursement of the Facility; / *bermaksud syarat-syarat seperti yang dinyatakan dalam* ***Jadual Kedua Bahagian A*** *yang perlu dipenuhi oleh Pelanggan terlebih dahulu sebelum Bank mengeluarkan Pembiayaan;*

"Corporate Guarantee / *Jaminan Korporat*" means a corporate guarantee provided by the Corporate Guarantor in favour of the Bank, as a guarantee for the payment by the Customer of the Bank's Sale Price or any part thereof pursuant to the provisions of the Security Documents and includes any amendments thereof; / *bermaksud jaminan korporat yang diberikan oleh Penjamin Korporat kepada Bank, sebagai jaminan pembayaran Harga Jualan Bank atau mana-mana bahagiannya oleh Pelanggan tertakluk kepada peruntukan Dokumen Sekuriti dan pindaannya;*

"Corporate Guarantor / *Penjamin Korporat*" means the Corporate Guarantor whose name and description are stated in **Item 3(b) of the First Schedule of Part A** providing the Corporate Guarantee; / *bermaksud Penjamin Korporat di mana butirannya seperti yang dinyatakan dalam* ***Perkara 3(b) Jadual Pertama Bahagian A*** *yang memberi Jaminan Korporat;*

"Customer / *Pelanggan*" means the Customer whose name and description are as stated in **Item 2 of the First Schedule of Part A**; / *bermaksud Pelanggan di mana butirannya seperti*

yang dinyatakan dalam ***Perkara 2 Jadual Pertama Bahagian A;***

"Early Settlement Charges / *Caj Penjelasan Awal*"	means the charges for early settlement of the Facility that reflect a reasonable estimate of the Bank's initial costs or any other cost that the Bank could not have recovered as a direct result of settlement of the Facility prior to its maturity; / *bermaksud caj bagi penjelasan awal Pembiayaan ini yang menggambarkan secara wajar anggaran bagi perbelanjaan yang didahulukan oleh Bank atau lain-lain kos yang tidak boleh didapatkan semula oleh Bank akibat penjelasan awal Pembiayaan ini sebelum tempoh matangnya;*
"Events of Default / *Kejadian Ingkar*"	means any of the events, situations or circumstances set out in **Clause 7 of Part C** and the relevant clauses in the Letter of Offer; / *bermaksud mana-mana peristiwa, situasi atau keadaan seperti yang dinyatakan di* ***Klausa 7 Bahagian C*** *atau mana-mana klausa yang berkaitan dalam Surat Tawaran;*
"Facility / *Pembiayaan*"	means the BSN Micro–i Facility (*Tawarruq*) made or to be made available by the Bank to the Customer in the maximum amount as stated in **Item 4 of the First Schedule of Part A**; / *bermaksud Pembiayaan BSN Micro–i (Tawarruq) ini yang diberikan atau akan diberikan oleh Bank kepada Pelanggan dalam amaun maksimum seperti yang dinyatakan dalam* ***Perkara 4 Jadual Pertama Bahagian A;***
"Facility Tenure / *Tempoh Pembiayaan*"	means the payment period of the Bank's Sale Price as set out in **Item 8 of the First Schedule of Part A**; / *bermaksud tempoh pembayaran Harga Jualan Bank seperti yang dinyatakan dalam* ***Perkara 8 Jadual Pertama Bahagian A;***
"Guarantor / *Penjamin*"	means the Guarantor whose name and description are stated in **Item 3(a) of the First Schedule of Part A** providing the Guarantee & Indemnity; / *bermaksud Penjamin di mana butirannya seperti yang dinyatakan dalam* ***Perkara 3(a) Jadual Pertama Bahagian A*** *yang memberi Jaminan & Tanggung Rugi;*
"Guarantee & Indemnity / *Jaminan & Tanggung Rugi*"	means the joint and several, unconditional and irrevocable guarantee and indemnity to be executed and delivered to the Bank by the Guarantor, guarantying the payment by the Customer of the Indebtedness; / *bermaksud jaminan dan tanggung rugi bersama dan berasingan, tanpa syarat dan tidak boleh batal yang akan ditandatangani dan disampaikan oleh Penjamin kepada Bank bagi menjamin pembayaran Keberhutangan oleh Pelanggan;*
"Ibra"	means the rebate or waiver of partial or total claim against certain rights in relation to payment of debt; / *bermaksud rebat atau pengecualian sebahagian atau keseluruhan terhadap hak tertentu yang berkaitan dengan pembayaran hutang;*
"Incidental Costs / *Bayaran yang Dikenakan*"	means the amount stated in **Item 9 of the First Schedule of Part A** to be deducted by the Bank from the Facility; / *bermaksud amaun seperti yang dinyatakan dalam* ***Perkara 9 Jadual Pertama Bahagian A*** *yang akan dipotong oleh Bank daripada Pembiayaan;*
"Indebtedness / *Keberhutangan*"	means the Bank's Sale Price and all other amounts payable by the Customer and/or the Security Party to the Bank under the Security Documents (whether in connection with the Facility, profit, fees, costs, expenses, Compensation (*Ta'widh*), excesses or otherwise howsoever); / *bermaksud Harga Jualan Bank dan semua amaun lain yang perlu dibayar oleh Pelanggan dan/atau Pihak Sekuriti kepada Bank di bawah Dokumen Sekuriti (sama ada berkaitan Pembiayaan, keuntungan, fi, kos, perbelanjaan, Ganti Rugi (Ta'widh), lebihan dan walau bagaimanapun selainnya);*
"Instalment / *Ansuran Bulanan*"	means the sum of money and the number of instalments indicated in **Item 5 of the First Schedule of Part A** for the payment by the Customer to the Bank of the Bank's Sale Price; / *bermaksud jumlah wang dan bilangan ansuran bulanan seperti*

yang dinyatakan dalam ***Perkara 5 Jadual Pertama Bahagian A*** *bagi pembayaran Harga Jualan Bank oleh Pelanggan kepada Bank;*

"Letter of Offer / *Surat Tawaran*"	means the Letter of Offer attached in **Part D** and other letters of offer including any amendments or supplemental thereto issued by the Bank (if any); / *bermaksud Surat Tawaran yang dilampirkan di* ***Bahagian D*** *dan mana-mana surat tawaran lain termasuk apa-apa pindaan atau tambahan yang dikeluarkan oleh Bank (jika ada);*
"Purpose / *Tujuan*"	means the purpose of the Facility as stated in the Letter of Offer; / *bermaksud tujuan Pembiayaan ini seperti yang dinyatakan dalam Surat Tawaran;*
"Ringgit Malaysia" "RM"	means the lawful currency of Malaysia; / *bermaksud mata wang Malaysia yang sah;*
"Security Deposit / *Deposit Sekuriti*"	means an amount stated in **Item 9(b) of the First Schedule of Part A** to be deducted by the Bank from the Facility; / *bermaksud amaun seperti yang dinyatakan dalam* ***Perkara 9(b) Jadual Pertama Bahagian A*** *yang akan dipotong oleh Bank daripada Pembiayaan;*
"Security Documents / *Dokumen Sekuriti*"	means the documents more particularly set out in **Item 6 of the First Schedule of Part A** and any other security to be provided from time to time as security for the Facility; / *bermaksud dokumen-dokumen seperti yang dinyatakan dalam* ***Perkara 6 Jadual Pertama Bahagian A*** *dan apa-apa sekuriti lain yang akan diberikan dari semasa ke semasa sebagai sekuriti kepada Pembiayaan;*
"Security Party / *Pihak Sekuriti*"	means the Customer and/or the Guarantor and/or the party or parties providing security for the obligations and liabilities of the Customer (including but not limited to the payment of the Indebtedness) in connection with the Facility; / *bermaksud Pelanggan, dan/atau Penjamin dan/atau mana-mana pihak atau pihak-pihak yang memberi sebarang jaminan atau sekuriti untuk menjamin obligasi dan liabiliti Pelanggan (termasuk tetapi tidak terhad kepada pembayaran Keberhutangan) yang mempunyai kaitan dengan Pembiayaan;*
"Wakalah"	means the contract of appointment of an agent whereby a person appoints another to act on its behalf. / *bermaksud kontrak pelantikan sebagai wakil di mana suatu pihak melantik pihak yang lain untuk melaksanakan tanggunbjawab bagi pihaknya.*

1.2 **Interpretation: / *Interpretasi:***

(a) Words using the masculine gender include the feminine and neuter genders and vice versa. / *Perkataan yang merujuk kepada jantina lelaki adalah juga merangkumi jantina perempuan dan neutral dan sebaliknya.*

(b) Words using the singular number include the plural number and vice versa. / *Perkataan yang membawa maksud satu adalah termasuk banyak dan sebaliknya.*

(c) Headings are for ease of reference only. / *Tajuk adalah untuk memudahkan rujukan sahaja.*

2. THE FACILITY / *PEMBIAYAAN*

2.1 At the request of the Customer and subject to the terms and conditions contained in the Letter of Offer and in this Agreement, the Bank agrees to make available to the Customer the Facility. / *Atas permintaan Pelanggan dan tertakluk kepada terma dan syarat seperti yang dinyatakan dalam Surat Tawaran dan Perjanjian ini, Bank bersetuju untuk memberi Pembiayaan ini kepada Pelanggan.*

2.2 The Facility will commence from the date of the disbursement of the Bank's Purchase Price and shall be made available during the Availability Period and includes a renewal thereafter (if any). / *Pembiayaan ini akan bermula dari tarikh pengeluaran Harga Belian Bank dan akan disediakan sepanjang Tempoh Ketersediaan dan ianya merangkumi pembaharuan selepasnya (jika ada).*

2.3 If the Facility is not disbursed by the Bank in part or in whole by the expiry of the Availability Period, the Bank may at its discretion terminate or cancel the Facility or extend the Availability Period with valid reason by giving twenty one (21) days written notice to the Customer. / *Sekiranya sebahagian atau keseluruhan Pembiayaan ini tidak dikeluarkan oleh Bank selepas tamat Tempoh Ketersediaan, Bank mengikut budi bicaranya boleh menamatkan atau membatalkan Pembiayaan ini atau melanjutkan Tempoh Ketersediaan atas sebab yang munasabah dengan memberi notis dua puluh satu (21) hari kepada Pelanggan.*

3. PURPOSE OF FACILITY / *TUJUAN PEMBIAYAAN*

The Facility shall be utilised for the Purpose provided it does not contravene *Shariah*. / *Pembiayaan ini hendaklah digunakan bagi Tujuan yang dinyatakan, dengan syarat ianya tidak bertentangan dengan Syariah.*

4. PAYMENT / *PEMBAYARAN*

4.1 Subject to the provisions of this Agreement, the Customer shall pay the Bank's Sale Price by the number of Instalments indicated in **Item 5 of the First Schedule of Part A** at the amount stated therein or at the Bank's discretion in accordance with the method of payment stipulated in **Clause 5.1 of Part A.** / *Tertakluk kepada peruntukan Perjanjian ini, Pelanggan hendaklah membayar Harga Jualan Bank mengikut bilangan dan jumlah Ansuran Bulanan yang dinyatakan dalam* ***Perkara 5 Jadual Pertama Bahagian A*** *atau mengikut budi bicara Bank berdasarkan cara pembayaran seperti yang dinyatakan di* ***Klausa 5.1 Bahagian A***.

4.2 The commencement of the first Instalments will be in the manner set out in the Letter of Offer. / *Pembayaran Ansuran Bulanan pertama akan bermula mengikut cara yang dinyatakan di dalam Surat Tawaran.*

4.3 The Instalments must be paid within the time stipulated by the Bank at its discretion. / *Ansuran Bulanan hendaklah dibayar dalam masa yang ditetapkan oleh Bank mengikut budi bicaranya.*

5. METHOD OF PAYMENT / *CARA PEMBAYARAN*

5.1 The Customer will pay the Instalments as follows (whichever applicable):- / *Pelanggan dikehendaki membayar Ansuran Bulanan dengan cara berikut (yang mana berkenaan):-*

(a) cash at the counter at any of the Bank's branches; or / *Tunai di mana-mana kaunter cawangan Bank; atau*

(b) standing instructions from Customer's BSN Giro-i Company Account; or / *Melalui arahan tetap BSN GIRO-i Akaun Syarikat Pelanggan; atau*

(c) standing instruction from other financial institutions; or / *Melalui arahan tetap daripada institusi kewangan lain; atau*

(d) fund transfer through Interbank Giro (IBG)/electronic payment (e-payment); or / *Pindahan dana melalui IBG/pembayaran secara elektronik (e-payment); atau*

(e) automated Teller Machine (ATM)/Cash Deposit Machine (CDM)/MyBSN internet banking/Agent Bank (EB); or / *Mesin Teller Automatik (ATM)/Mesin Deposit Tunai (CDM)/perbankan internet MyBSN/Ejen Bank (EB); atau*

(f) any other method as the Bank may determine from time to time. / *Mana-mana kaedah lain yang ditentukan oleh Bank dari semasa ke semasa.*

6. SECURITY DEPOSIT / *DEPOSIT SEKURITI*

6.1 Upon disbursement of the Facility, the Customer agrees and authorizes the Bank to deduct the Security Deposit which will be kept in the Facility's account throughout the Facility Tenure. / *Setelah Pembiayaan dikeluarkan, Pelanggan bersetuju dan memberi kuasa kepada Bank untuk menolak Deposit Sekuriti yang mana ianya akan disimpan di dalam akaun Pembiayaan Pelanggan sepanjang Tempoh Pembiayaan.*

6.2 The Customer agrees and authorizes the Bank to tag or to freeze the Security Deposit until full and final settlement of the Indebtedness and/or after the Facility is terminated for any reason. / *Pelanggan bersetuju dan memberi kuasa kepada Bank untuk melakukan penandaan (tagging) atau pembekuan Deposit Sekuriti sehingga penjelasan penuh Keberhutangan dan/atau selepas Pembiayaan ini ditamatkan atas apa-apa sebab sekalipun.*

6.3 Upon termination of the Facility and occurrence of any Events of Default, the Bank has the right to utilise the Security Deposit and to use the same as a payment to reduce the Instalment in arrears or any other outstanding amount. Upon full settlement of the Indebtedness, the Security Deposit or any balance thereof, after deduction of any Instalment due and payable or any other monies payable by the Customer under the Facility, will be refunded and credited into the Customer's saving account. In certain cases, subject to the Bank's discretion, the Customer may opt to utilise the Security Deposit for the purpose of full settlement of the Facility. / *Setelah Pembiayaan ini ditamatkan dan berlaku apa-apa Kejadian Ingkar, Bank boleh menggunapakai Deposit Sekuriti bagi mengurangkan Ansuran Bulanan tertunggak atau mana-mana amaun lain yang belum dijelaskan. Setelah penjelasan penuh Keberhutangan, Deposit Sekuriti atau mana-mana bakinya, selepas ditolak mana-mana Ansuran Bulanan tertunggak atau jumlah lain yang perlu dibayar oleh Pelanggan di bawah Pembiayaan, akan dikembalikan dan dikreditkan ke akaun simpanan Pelanggan. Dalam kes tertentu, tertakluk kepada budi bicara Bank, Pelanggan boleh memilih untuk menggunapakai Deposit Sekuriti bagi tujuan penjelasan penuh Pembiayaan.*

7. COMPENSATION (*TA'WIDH*) / *GANTI RUGI (TA'WIDH)*

7.1 In the event of delay or failure to pay any of the Instalments or any other payment(s) on the due date from the date of the first disbursement of the Facility until the final payment date of the Bank's Sale Price, the Customer shall pay to the Bank the Compensation *(Ta'widh)* at the prevailing rate as prescribed in the Letter of Offer. Compensation *(Ta'widh)* shall be computed on a monthly basis. / *Jika berlaku kelewatan atau kegagalan untuk membayar mana-mana Ansuran Bulanan atau apa-apa pembayaran lain pada tarikh matang bermula dari tarikh pertama pengeluaran Pembiayaan ini sehingga tarikh akhir pembayaran Harga Jualan Bank, Pelanggan hendaklah membayar Ganti Rugi (Ta'widh) kepada Bank pada kadar yang lazim seperti yang dinyatakan di dalam Surat Tawaran. Pengiraan Ganti Rugi (Ta'widh) adalah secara bulanan.*

7.2 For the purpose of this Clause, a certificate which is duly certified by an authorized officer or agent of the Bank or computer generated notices issued by the Bank which do not require signatures as to the amount of the Compensation *(Ta'widh)* due to the Bank will, except for obvious error, be binding and conclusive evidence against the Customer for whatever purpose including as being conclusive evidence of any secured amount in a court of law. / *Bagi maksud Klausa ini, suatu sijil yang diperakui dengan sewajarnya oleh pegawai yang diberi kuasa atau wakil Bank atau notis berkomputer yang dikeluarkan oleh Bank yang tidak memerlukan tandatangan mengenai amaun Ganti Rugi (Ta'widh) yang perlu dibayar oleh Pelanggan kepada Bank, hendaklah, melainkan apa-apa ralat yang jelas, menjadi keterangan yang mengikat dan bukti muktamad dan diterima terhadap Pelanggan untuk apa-apa tujuan termasuk sebagai bukti muktamad mengenai jumlah amaun terjamin di dalam mahkamah.*

7.3 The maximum amount of the Compensation *(Ta'widh)* chargeable to the Customer on the overdue Instalment will not exceed one hundred per centum (100%) of the outstanding principal of the Facility. / *Jumlah maksimum Ganti Rugi (Ta'widh) yang boleh dikenakan kepada Pelanggan ke atas Ansuran Bulanan tertunggak hendaklah tidak melebihi seratus peratus (100%) daripada baki prinsipal belum dijelaskan bagi Pembiayaan.*

The payment of the Compensation *(Ta'widh)* by the Customer under this Clause shall be in addition and without prejudice to powers, rights and remedies of the Bank under this Agreement upon an Event of Default. / *Pembayaran Ganti Rugi (Ta'widh) oleh Pelanggan di bawah Klausa ini adalah sebagai tambahan dan tanpa menjejaskan kuasa-kuasa, hak-hak dan remedi-remedi Bank di bawah Perjanjian ini apabila berlaku Kejadian Ingkar.*

EARLY SETTLEMENT (FULL) / *PENJELASAN AWAL (PENUH)*

8.1 The Customer may at any time make early settlement of the entire Bank's Sale Price by giving the applicable written notice to the Bank. The Bank reserves the rights to charge Early Settlement Charges as a result of early settlement of the Bank's Sale Price by the Customer. Nonetheless, the Bank shall grant an *Ibra'* to the Customer in accordance with the prevailing policy and procedure calculated based on the early settlement formula and *Ibra'* formula stated in **Clause 9.2 of Part A.** / *Pelanggan boleh membuat penjelasan awal keseluruhan Harga Jualan Bank pada bila-bila masa dengan mengemukakan notis secara bertulis kepada Bank. Bank boleh mengenakan Caj Penjelasan Awal akibat daripada penjelasan awal keseluruhan Harga Jualan Bank tersebut oleh Pelanggan. Namun, Bank akan memberikan Ibra' kepada Pelanggan berdasarkan polisi dan prosedur lazim yang terpakai yang akan dikira mengikut formula penjelasan awal serta Ibra' seperti yang dinyatakan di* ***Klausa 9.2 Bahagian A.***

Outstanding Bank's Sale Price + Compensation (*Ta`widh*) (if any) + Other Charges (if any) – Undisbursed Principal Amount (if any) – *Ibra'* = **Settlement Amount** / *Harga Jualan Bank yang belum dijelaskan + Ganti Rugi (Ta`widh) (jika ada) + Lain-lain Caj (jika ada) – Baki Pembiayaan yang belum dikeluarkan (jika ada) – Ibra'* = ***Amaun Penjelasan***

9 *IBRA'* (REBATE) / *IBRA' (REBAT)*

9.1 Circumstances for the Granting of *Ibra'* by the Bank / *Keadaan untuk Pemberian Ibra' oleh Bank*

The Bank will grant Ibra' to the Customer where there is:- / *Bank akan memberikan Ibra' kepada Pelanggan sekiranya terdapat:-*

(a) Early settlement or for early redemption of the Facility; or / *Penjelasan awal atau penebusan awal Pembiayaan; atau*

(b) Settlement of the original financing contract due to financing restructuring exercise; or / *Penjelasan kontrak pembiayaan asal melalui cara penstrukturan semula pembiayaan; atau*

(c) Settlement by the Customer in the case of default; or / *Penjelasan oleh Pelanggan setelah berlaku kemungkiran; atau*

(d) Settlement by the Customer in the event of termination or cancellation of Facility before the maturity date. / *Penjelasan oleh Pelanggan disebabkan penamatan atau pembatalan Pembiayaan ini sebelum tempoh matangnya.*

9.2 Applicable Formula for *Ibra'* / *Formula Pengiraan Ibra'*

(a) Unless otherwise provided, Ibra' will comprise of the Deferred Profit at the point of settlement minus the Early Settlement Charges, if any. / *Melainkan dinyatakan sebaliknya, Ibra' adalah terdiri daripada Untung Belum Terakru pada masa penjelasan dilakukan tolak Caj Penjelasan Awal (jika ada).*

Amount *Ibra'* = Deferred Profit - Early Settlement Charges / *Amaun Ibra' = Untung Belum Terakru - Caj Penjelasan Awal*

(b) If applicable, for settlement by the Customer in the event of termination or cancellation before the maturity date where the Facility has not been fully disbursed, *Ibra'* shall comprise of the Deferred Profit at the point of settlement and the undisbursed portion of the Facility minus the Early Settlement Charges, if any. / *Jika berkenaan, bagi penjelasan oleh Pelanggan disebabkan penamatan atau pembatalan Pembiayaan ini sebelum tempoh matangnya dimana Pembiayaan ini masih belum dikeluarkan*

sepenuhnya, Ibra' adalah terdiri daripada Keuntungan Belum Terakru pada masa penjelasan dilakukan dan baki Pembiayaan ini belum dikeluarkan tolak Caj Penjelasan Awal (jika ada).

Amount *Ibra'* = Deferred Profit + undisbursed portion of the Facility - Early Settlement Charges / *Amaun Ibra' = Untung Belum Terakru + baki Pembiayaan belum dikeluarkan - Caj Penjelasan Awal (jika ada).*

9.3 Notwithstanding **Clause 9.1** and **Clause 9.2 of Part A**, the parties agree that the Bank may at its discretion grant Ibra' to the Customer in any other situation. / *Tanpa mengambil kira* ***Klausa 9.1*** *dan* ***Klausa 9.2 Bahagian A****, pihak-pihak terlibat bersetuju bahawa Bank boleh mengikut budi bicaranya memberikan Ibra' kepada Pelanggan dalam apa-apa keadaan lain.*

10. CONDITIONS PRECEDENT / *SYARAT TERDAHULU*

10.1 Conditions Precedent / *Syarat Terdahulu*

The obligation of the Bank under this Agreement to allow the Customer to utilise the Facility is subject to the fulfilment in a manner satisfactory to the Bank of the Conditions Precedent referred to in the **Second Schedule of Part A**. Pending the fulfilment in a manner satisfactory to the Bank of the Conditions Precedent, the Bank may at its discretion withhold the payment of the Facility or any part thereof and/or cancel or terminate the Facility or any part thereof. / *Obligasi Bank di bawah Perjanjian ini untuk membenarkan Pelanggan menggunakan Pembiayaan ini adalah tertakluk kepada Syarat Terdahulu seperti yang dinyatakan dalam* ***Jadual Kedua Bahagian A*** *dipenuhi terlebih dahulu. Selagi Syarat Terdahulu tersebut belum dipenuhi, Bank boleh atas budi bicaranya menahan pengeluaran dan/atau membatalkan atau menamatkan Pembiayaan ini atau mana-mana bahagiannya.*

10.2 Waiver of Conditions Precedent / *Pengenepian Syarat Terdahulu*

The Bank may not release any part of the Facility unless the Conditions Precedent is fulfilled. The Bank may waive compliance with any of the Conditions Precedent without affecting its rights under this Agreement. Such waiver does not prevent the Bank from later demanding the Customer to comply with any or all of the waived conditions within any period notified by the Bank to the Customer. No waiver of any Conditions Precedent constitutes a waiver of any other Conditions Precedent except to the extent expressly provided in such waiver. / *Bank boleh menahan pengeluaran mana-mana bahagian Pembiayaan ini selagi Syarat Terdahulu tidak dipenuhi. Bank boleh mengenepikan pematuhan mana-mana Syarat Terdahulu tanpa menjejaskan hak Bank dalam Perjanjian ini. Pengenepian tersebut tidak menghalang Bank dari menuntut Pelanggan untuk memenuhi mana-mana syarat yang telah diketepikan tersebut dalam tempoh yang dimaklumkan oleh Bank kepada Pelanggan. Tiada pengenepian terhadap sebarang Syarat Terdahulu membentuk pengenepian terhadap sebarang Syarat Terdahulu yang lainnya kecuali setakat yang diperuntukkan dengan jelas dalam pengenepian tersebut.*

11. SECURITIES / *SEKURITI*

11.1 For better securing the payment of the Indebtedness, the Customer will simultaneously with this Agreement execute or cause the Security Party to execute any or all Security Documents. / *Untuk lebih menjamin pembayaran Keberhutangan, Pelanggan hendaklah serentak dengan Perjanjian ini menandatangani atau menyebabkan Pihak Sekuriti menandatangani mana-mana atau semua Dokumen Sekuriti.*

11.2 The security created in the Security Documents is expressly intended to be and will be a continuing security for the payment of the Indebtedness and all other monies whatsoever now or hereafter from time to time due and payable to the Bank by the Customer under the Security Documents until the Indebtedness and such other monies are repaid and satisfied in full to the Bank, notwithstanding that:- / *Sekuriti yang tercipta oleh Dokumen Sekuriti adalah sebagai sekuriti berterusan bagi pembayaran Keberhutangan dan semua wang lain yang perlu dibayar oleh Pelanggan kepada Bank dari semasa ke semasa di bawah Dokumen Sekuriti sehingga Keberhutangan dan semua wang lain tersebut dibayar dan dijelaskan sepenuhnya kepada Bank, tanpa mengambil kira:-*

(a) the Customer may at any time cease to be indebted to the Bank for any period; / *Pelanggan pada bila-bila masa tidak lagi berhutang kepada Bank untuk sebarang tempoh;*

(b) any account of the Customer and/or any Security Party with the Bank cease to be current or any closure or settlement of any account or otherwise; / *mana-mana akaun Pelanggan dan/atau mana-mana Pibak Sekuriti dengan Bank tidak lagi berada dalam status semasa atau ditutup atau dijelaskan atau selainnya;*

(c) any change by amalgamation, consolidation or otherwise which may be made in the constitution of the Customer or any Security Party; or / *apa-apa perubahan melalui penggabungan, penyatuan atau selainnya yang mungkin dilakukan terhadap perlembagaan Pelanggan atau mana-mana Pihak Sekuriti; atau*

(d) the bankruptcy, liquidation or dissolution (as the case may be) of the Customer or any Security Party whether voluntary or compulsory. / *Kebankrapan atau pembubaran (seperti mana yang berkenaan) Pelanggan atau mana-mana Pihak Sekuriti sama ada secara wajib atau sukarela.*

12. GUARANTEE (IF APPLICABLE) / *JAMINAN (JIKA BERKENAAN)*

As an additional security for Indebtedness, the Customer will, on or before the execution of this Agreement cause the Guarantor(s) and/or Corporate Guarantor to execute the Guarantee & Indemnity and/or Corporate Guarantee in favour of the Bank. The security created by this Agreement and the Guarantee & Indemnity and/or Corporate Guarantee will be a continuing security and will remain in force as such and take effect as a guarantee for all monies from time to time payable and due to the Bank by the Customer whether pursuant to the Facility or otherwise. / *Sebagai sekuriti tambahan bagi Keberhutangan, Pelanggan akan memastikan Penjamin dan/atau Penjamin Korporat menandatangani Jaminan & Tanggung Rugi dan/atau Jaminan Korporat yang memihak kepada Bank serentak dengan atau sebelum menandangani Perjanjian ini. Sekuriti yang tercipta oleh Perjanjian ini dan Jaminan & Tanggung Rugi dan/atau Jaminan Korporat tersebut akan menjadi sekuriti berterusan dan kekal berkuat kuasa untuk menjamin pembayaran semua wang dari semasa ke semasa oleh Pelanggan kepada Bank sama ada di bawah Pembiayaan ini atau sebaliknya.*

End of Part A / *Tamat Bahagian A*

FIRST SCHEDULE OF PART A / *JADUAL PERTAMA BAHAGIAN A*

(Which is to be taken, read and construed as essential part of this Agreement) / *(Dibaca dan ditafsir sebagai sebahagian penting Perjanjian ini)*

No.	Subject Matter / *Perkara*	Particulars / *Butiran*
1	Address of the Bank's Branch / *Alamat Cawangan Bank*	BANK SIMPANAN NASIONAL MICRO FINANCE DEPARTMENT TINGKAT 11, WISMA BSN 117 JALAN AMPANG 50450 KUALA LUMPUR WILAYAH PERSEKUTUAN KUALA LUMPUR
2	Customer's Name / *Nama Pelanggan*	SAGTEC GROUP SDN. BHD.
	Registration/Company No. / *No. Pendaftaran/Syarikat*	201801021489 (1283508-P)
	Registered Office: / *Alamat Berdaftar*	81, LEBOH UNTA TAMAN BERKELEY 41150 KLANG SELANGOR
	Place of Business: / *Alamat Perniagaan*	10-2 JLN TANJUNG SD 13/2 BDR SRI DAMANSARA 52200 KUALA LUMPUR
	Facsimile No.: / *No. Faksimili*	
3	(a) *The Guarantor(s) / *Penjamin* [*Insert N/A if not applicable / **Masukkan 'Tiada' jika tidak berkenaan*]	Name / *Nama* : NG CHEN LOK NRIC No. /*No. K/P* : 870203-06-5701 Address /*Alamat* : NO. 64, JALAN UDANG GANTUNG 8, TAMAN MEGAH KEPONG 52100 KUALA LUMPUR Name / *Nama* : -Tiada- NRIC No. /*No. K/P* : -Tiada- Address /*Alamat* : -Tiada- Name / *Nama* : -Tiada- NRIC No. /*No. K/P* : -Tiada- Address /*Alamat* : -Tiada- Name / *Nama* : -Tiada- NRIC No. /*No. K/P* : -Tiada- Address /*Alamat* : -Tiada- Name/ *Nama* : -Tiada- NRIC No. /*No. K/P* : -Tiada- Address /*Alamat* : -Tiada-
	(b) *Corporate Guarantor / *Penjamin Korporat* [*Insert N/A if not applicable / **Masukkan 'Tiada' jika tidak berkenaan*]	

4	Facility / *Pembiayaan*	Ringgit Malaysia **Lima Puluh Ribu** (RM **50,000.00**) only / *sahaja*
5	Instalment / *Ansuran Bulanan* [*Insert N/A if not applicable / *Masukkan 'Tiada' jika tidak berkenaan]	(a) Ringgit Malaysia **Sembilan Ratus Sepuluh** (RM **910.00**) only to be paid by the Customer to the Bank by / *sahaja yang perlu dibayar oleh Pelanggan kepada Bank melalui* **59** monthly instalments; and / *ansuran bulanan; dan* (b) *Ringgit Malaysia **Lapan Ratus Lapan Puluh Lima dan Empat Puluh Sen** RM **885.40**) only as a final instalment. / *sahaja sebagai ansuran bulanan terakhir.*
6	Security Documents / *Dokumen Sekuriti*	(a) Letter of Offer that comprise of; / *Surat Tawaran yang merangkumi;* (i) Purchase Requisition; / *Permintaan Pembelian;* (ii) Letter of appointment of the Bank as purchase Agent; / *Surat pelantikan Bank sebagai Wakil pembelian;* (iii) Letter of appointment of the Bank as sale Agent; / *Surat pelantikan Bank sebagai Wakil Penjualan;* (b) This Agreement; / *Perjanjian ini;* (c) Guarantee & Indemnity (if applicable); / *Jaminan & Tanggung Rugi (jika berkenaan);* (d) Memorandum of Deposit (if applicable); / *Memorandum Deposit (jika berkenaan);* (e) Letter of Set Off (if applicable); / *Surat Tolak Selesai (jika berkenaan);* (f) Corporate Guarantee (if applicable); and / *Jaminan Korporat (jika berkenaan); dan* (g) Other Security Documents stipulated by the Bank (if applicable). / *Lain-lain dokumen sekuriti yang ditetapkan oleh Bank (jika berkenaan).*
7	Bank's Profit Rate / *Kadar Keuntungan Bank*	The agreed profit rate as stated in the Letter of Offer/ *Kadar keuntungan dipersetujui seperti yang dinyatakan di dalam Surat Tawaran*
8	Facility Tenure / *Tempoh Pembiayaan*	**66** months / *bulan* / **5.5** year / *tahun*

9	**Incidental Costs / *Bayaran Yang Dikenakan*** [*Insert N/A if not applicable / *Masukkan 'Tiada' jika tidak berkenaan*]	(a) One (1) month advance Instalment of / *Satu (1) bulan Ansuran Bulanan terdahulu berjumlah*: RM **910.00** (b) Two (2) months Security Deposits of / *Dua (2) bulan Deposit Sekuriti berjumlah* RM **1,820.00** (c) Contribution of Takaful Protection Scheme (if applicable): / *Sumbangan Skim Perlindungan Takaful (jika berkenaan)*: RM **–Tiada–** (d) Stamp duty:- / *Duti Setem*:- (i) Letter of Offer / *Surat Tawaran*: RM **10.00** (ii) *Facility Agreement / *Perjanjian Pembiayaan*: RM **250.00** (iii) *Guarantee & Indemnity / *Jaminan & Tanggung Rugi*: RM **10.00** (iv) *Memorandum of Deposit / *Memorandum Deposit*: RM **–Tiada–** (v) *Letter of Set Off / *Surat Tolak Selesai*: RM**–Tiada–** (vi) *Corporate Guarantee / *Jaminan Korporat*: RM **–Tiada–** (vii) *Statutory Declaration / *Perakuan Berkanun*: RM **20.00** (e) Wakalah Fee / *Fi Wakalah*: RM **30.00**

SECOND SCHEDULE OF PART A / *JADUAL KEDUA BAHAGIAN A*
CONDITIONS PRECEDENT / *SYARAT TERDAHULU*
(Clause 10.1 of Part A) / *(Klausa 10.1 Bahagian A)*

that the Letter of Offer has been duly accepted by the authorised signatory(ies) of the Customer, duly stamped and returned to the Bank; / *Surat Tawaran telah diterima dan ditandatangani oleh pegawai yang diberi kuasa Pelanggan, disetem dan dikembalikan kepada Bank;*

the Availability Period for the disbursement of the Facility, or its extension (if any) has not expired; / *Tempoh Ketersediaan bagi pengeluaran Pembiayaan, atau lanjutannya (jika ada) masih belum luput;*

(c) this Agreement and the other Security Documents have been duly executed and stamped; / *Perjanjian ini dan Dokumen Sekuriti lainnya telah ditandatangani dan disetem;*

(d) (if applicable) that the Bank, shall have received a certified true copy of the Customer's Board of Directors' resolution and/or letter of authorization authorising:- / *(jika berkenaan) Bank telah menerima salinan diperakui sah Resolusi Lembaga Pengarah Pelanggan dan/atau surat kebenaran Pelanggan yang membenarkan:-*

(a) the acceptance of the Facility hereunder; / *penerimaan Pembiayaan ini;*

(b) the appointment of the authorised signatory(ies) together with the specimen signatures of the authorised signatory(ies) to sign, accept and operate the Facility; / *pelantikan pegawai-pegawai yang diberi kuasa untuk menandatangani, menerima dan mengendalikan Pembiayaan ini bersama spesimen tandatangan mereka;*

(c) the execution of the Letter of Offer and the Security Documents by its authorised signatories or by affixing its common seal thereto in accordance with its articles of association/constitution (if applicable); and / *penandatangan Surat Tawaran dan Dokumen Sekuriti oleh pegawai yang diberi kuasa atau penurunan cap mohor rasmi oleh Pelanggan selaras dengan artikel penubuhan/perlembagaannya; dan*

(d) the execution of all other documents required to be executed pursuant to the Security Documents in form and substance acceptable to the Bank; / *penandatanganan semua dokumen-dokumen lain yang perlu ditandatangani selaras dengan Dokumen Sekuriti dalam bentuk dan kandungan yang diterima oleh Bank;*

(e) (if applicable) that the Bank shall have received a certified true copy of the Security Party's Board of Directors' resolution and/or letter of authorisation (if applicable) authorising the execution of the Security Documents for the purpose of securing the Facility by its authorised signatories or by affixing its common seal thereto in accordance with its articles of association/constitution; / *(jika berkenaan) Bank telah menerima salinan diperakui sah Resolusi Lembaga Pengarah dan/atau surat kebenaran Pihak Sekuriti (jika berkenaan) yang membenarkan penandatangan Dokumen Sekuriti bagi tujuan menjamin Pembiayaan ini oleh pegawainya yang diberi kuasa atau penurunan cap mohor rasminya selaras dengan artikel penubuhan/perlembagaannya;*

(f) (if applicable) that the Bank, shall have received a certified true copy of the Customer's latest:- / *(jika berkenaan) Bank telah menerima salinan diperakui sah dokumen terkini Pelanggan seperti berikut:-*

(a) Certificate of Incorporation; / *Sijil Penubuhan;*

(b) Memorandum and Articles of Association or Constitution; / *Memorandum dan Artikel Penubuhan atau Perlembagaan;*

(c) Annual Return and/or Audited Accounts; / *Penyata Tahunan dan/atau Penyata Kewangan Teraudit;*

(d) Form 24 or Register of Shares pursuant to Section 59 of the Companies Act 2016; / *Borang 24 atau Daftar Saham selaras dengan Seksyen 59 Akta Syarikat 2016;*

(e) Form 44 or Register of Office and Office Hours pursuant to Section 46 of the Companies Act 2016; and / *Borang 44 atau Daftar Pejabat dan Waktu Pejabat selaras dengan Seksyen 46 Akta Syarikat 2016; dan*

(f) Form 49 or Register of Directors, Managers and Secretaries pursuant to Section 57 of the Companies Act 2016; / *Borang 49 atau Daftar Pengarah, Pengurus dan Setiausaha selaras dengan Seksyen 57 Akta Syarikat 2016;*

(7) (if applicable) all governmental, statutory/regulatory creditors and other approvals, consents and authorisations in respect of the Facility and the execution, delivery and performance by the Customer of its obligations under this Agreement and the other Security Documents have been obtained and copies thereof have been delivered to the Bank; / *(jika berkenaan) semua kelulusan, persetujuan dan kebenaran daripada kerajaan, pemiutang berkanun/ kawal selia dan selainnya berkenaan dengan Pembiayaan ini dan penandatanganan, penyampaian dan pelaksanaan oleh Pelanggan akan obligasinya di bawah Perjanjian ini dan Dokumen Sekuriti lainnya telah diperolehi dan salinannya telah dikemukakan kepada Bank;*

(8) the receipt by the Bank of all relevant undertakings, disclaimers, confirmations required by the Bank to the Bank's satisfaction; / *Bank telah menerima semua aku janji, penafian dan pengesahan yang berkenaan yang memuaskan seperti yang ditetapkan oleh Bank;*

(9) that the Customer shall have paid all stamp duties, registration fees and all other expenses incidental to the Facility to the Bank (if any); / *Pelanggan telah menjelaskan semua duti setem, fi pendaftaran dan lain-lain bayaran yang berkenaan dengan Pembiayaan ini kepada Bank (jika ada);*

(10) where any Security Document requires registration at any registry or other governmental authority, such Security Document shall have been lodged or presented at such registry or relevant authority for registration; / *sekiranya terdapat Dokumen Sekuriti yang perlu didaftarkan di mana-mana pejabat pendaftaran atau pihak berkuasa kerajaan, Dokumen Sekuriti tersebut hendaklah telah diserahkan untuk pendaftaran;*

(11) the following searches and declarations on the Customer and/or Security Party (if applicable) have been received by the Bank:- / *carian dan pengisytiharan ke atas Pelanggan dan/atau Pibak Sekuriti (jika berkenaan) seperti berikut telah diterima oleh Bank:-*

(a) a search made at the Companies Commission of Malaysia and the results thereof are satisfactory to the Bank; / *carian di Suruhanjaya Syarikat Malaysia dengan keputusan carian yang memuaskan Bank;*

(b) the results of winding-up searches confirming that the Customer and such Security Party have not been wound-up; / *keputusan carian penggulungan yang mengesahkan Pelanggan dan Pibak Sekuriti berkenaan tidak digulung;*

(c) a letter of undertaking and indemnity for solvency declaration in form and substance prescribed by the Bank duly executed by all directors/proprietors/partners of the Customer and/or the Security Party, confirming that it is not under receivership, nor has any winding-up petition or order been made against it and no resolution for winding-up of the Customer and/or the Security Party has been proposed or passed; / *surat aku janji dan tanggung rugi bagi pengisytiharan kesolvenan dalam bentuk dan kandungan yang ditetapkan oleh Bank yang telah disempurnakan oleh semua pengarah/pemilik/rakan kongsi Pelanggan dan/atau Pibak Sekuriti, mengesahkan bahawa ia tidak berada di bawah penerimaan, dan tidak ada apa-apa petisyen atau perintah penggulungan telah dibuat terhadapnya dan tiada ketetapan untuk penggulungan Pelanggan dan/atau Pibak Sekuriti yang telah dicadangkan atau diluluskan;*

(12) the Bank shall have received bankruptcy search results conducted at Insolvency Office and/or any other credit reporting agencies confirming that no bankruptcy action has been taken against the directors and/or proprietors and/or partners of the Customer and/or the Security Party. Pending the result of such bankruptcy searches, the Customer and/or the Security Party have submitted to the Bank a duly signed letter of undertaking and indemnity for solvency declaration by all of their respective directors/proprietors/partners confirming that each of them is not adjudged bankrupt and there is no bankruptcy petition pending in court against each of them; / *Bank telah menerima keputusan carian kebankrapan yang dibuat di Pejabat Insolvensi dan/atau mana-mana agensi pelaporan kredit lain yang mengesahkan bahawa tiada tindakan kebangkrapan telah diambil terhadap pengarah dan/atau pemilik dan/atau rakan kongsi Pelanggan dan/atau Pibak Sekuriti. Sementara menunggu keputusan carian kebankrapan tersebut, Pelanggan dan/atau Pibak Sekuriti hendaklah telah menyerahkan kepada Bank surat aku janji dan tanggung rugi bagi pengisytiharan kesolvenan yang telah ditandatangani oleh semua pengarah/pemilik/rakan kongsi masing-*

masing bagi mengesahkan bahawa setiap daripada mereka tidak bankrap dan tidak ada petisyen kebankrapan yang masih berjalan di mahkamah terhadap mereka;

(13) the Security Party has duly executed the Guarantee & Indemnity or Corporate Guarantee as deemed necessary by the Bank (if applicable); / *Pihak Sekuriti telah menandatangani Jaminan & Tanggung Rugi atau Jaminan Korporat sepertidifikirkan perlu oleh Bank (jika berkenaan);*

the Customer has opened and maintained BSN Giro-i Company Account with the Bank (where applicable) and fill in the standing instruction forms which the Bank shall have the right to debit its account for any Instalment or payment due in respect of the Facility; / *Pelanggan telah membuka dan mengekalkan BSN Giro-i Akaun Syarikat dengan Bank (jika berkenaan) dan melengkapkan borang arahan tetap di mana Bank boleh mendebit akaun tersebut bagi bayaran pembayaran Ansuran Bulanan atau lain-lain pembayaran berkaitan Pembiayaan;*

(15) all relevant searches with the relevant authorities have been made and the result of that particular searches would not jeopardize the Facility and the Security Documents (where applicable); / *semua carian yang berkaitan dengan pihak berkuasa yang berkenaan telah dibuat dan keputusan carian tersebut tidak akan menjejaskan Pembiayaan ini dan Dokumen Sekuriti (jika berkenaan);*

(16) the Bank have received such other legal, administrative or governmental documents, opinions, certificates, authorisations or assurances pertaining to the terms of this Agreement as the Bank may request (if applicable); / *Bank telah menerima apa-apa dokumen, pendapat, perakuan, kebenaran atau jaminan undang-undang, pentadbiran atau kerajaan yang berkaitan dengan syarat-syarat Perjanjian ini sebagaimana yang diminta oleh Bank (jika berkenaan);*

(17) all representations and warranties in **Clause 5 of Part C** have been complied with in all respects; / *semua representasi dan waranti seperti yang dinyatakan di* ***Klausa 5 Bahagian C*** *telah dipatuhi;*

(18) that the Bank is satisfied that the Facility when utilised will not constitute a breach by the Customer of any limit imposed by its Memorandum and Articles of Association/Constitution and/or other regulation of the Companies Commission of Malaysia (if applicable); / *Bank berpuas hati bahawa penggunaan Pembiayaan ini tidak akan menjadi pelanggaran oleh Pelanggan terhadap apa-apa had yang dikenakan oleh Memorandum dan Artikel Penubuhan/Perlembagaan dan/atau lain-lain peraturan Suruhanjaya Syarikat Malaysia (jika berkenaan);*

(19) the Bank have received a confirmation from the Customer that the Customer is not in default in payment of any monies due to the Bank under any other account with the Bank or any other financial institution or under the Customer's associated accounts with the Bank or any other financial institution or the accounts of any other party which the Customer is a guarantor; / *Bank telah menerima pengesahan daripada Pelanggan bahawa Pelanggan tidak memungkiri apa-apa pembayaran wang yang perlu dibayar kepada Bank di bawah mana-mana akaun lain dengan Bank atau mana-mana institusi kewangan lain atau di bawah akaun bersama Pelanggan dengan Bank atau mana-mana institusi kewangan lain atau akaun mana-mana pihak lain di mana Pelanggan adalah penjamin;*

(20) the Bank have received a search report conducted at the Companies Commission of Malaysia confirming that there is no existing debenture or other legal encumbrances over the assets of the Customer except as disclosed to the Bank by the Customer and/or of any Security Party (if applicable); / *Bank telah menerima laporan carian yang dibuat di Suruhanjaya Syarikat Malaysia yang mengesahkan bahawa tidak ada debentur atau sekatan undang-undang lain ke atas aset Pelanggan dan/atau pihak Sekuriti (jika ada) kecuali seperti yang telah dimaklumkan oleh Pelanggan kepada Bank;*

(21) the consent from existing debenture holder(s) (if any) has been obtained for the creation of the Security Documents; / *persetujuan daripada pemegang debentur sedia ada (jika berkenaan) telah diperolehi bagi mewujudkan Dokumen Sekuriti;*

(22) no extraordinary circumstances or change of law or other governmental action shall have occurred which makes it unlikely that the Customer or any Security Party will be able to observe and perform the respective covenants and obligations to be observed and performed under this Agreement or the relevant Security Documents; / *tiada keadaan luar biasa atau perubahan undang-undang atau tindakan kerajaan yang lain telah berlaku yang membuatkan ianya mustahil bagi Pelanggan atau mana-mana Pihak Sekuriti untuk mematuhi dan melaksanakan perjanjian dan obligasi masing-masing di bawah Perjanjian ini atau Dokumen Sekuriti yang berkenaan;*

(23) no Event of Default has occurred at the date of the disbursement of the Facility by the Bank and in particular that the conduct of the Facility is satisfactory and there are no payments due in arrears; / *tiada Kejadian Ingkar telah berlaku pada tarikh pengeluaran Pembiayaan ini oleh Bank dan khususnya, pengendalian Pembiayaan ini adalah memuaskan dan tiada pembayaran yang tertunggak;*

(24) that all the condition precedents contained in the Letter of Offer has been satisfied; and / *semua syarat terdahulu seperti yang dinyatakan dalam Surat Tawaran telah dipenuhi; dan*

(25) any other conditions precedent as may be required by the Bank from time to time. / *lain lain syarat terdahulu seperti yang dikenakan oleh Bank dari semasa ke semasa.*

PART B / *BAHAGIAN B*
TAWARRUQ ARRANGEMENT / *PENGATURAN TAWARRUQ*

1 **DEFINITIONS / *DEFINISI***

In this Agreement and Part B for *Tawarruq* (**"Part B"**), the following words and expressions shall have the following meanings:- / *Dalam Perjanjian ini dan Bahagian B untuk Tawarruq (**"Bahagian B"**) perkataan berikut mempunyai maksud seperti yang dinyatakan di bawah:-*

"Agent / *Wakil*" means the agent to purchase and/or sell the Commodity; / *bermaksud wakil bagi pembelian dan/atau penjualan Komoditi;*

"Commodity / *Komoditi*" means the commodities or other assets approved by *Shariah* as the underlying asset for the *Tawarruq* arrangement; / *bermaksud komoditi atau lain-lain aset yang dibenarkan oleh Syariah sebagai aset asas bagi pengaturan Tawarruq;*

"Bank's Profit Rate / *Kadar Keuntungan Bank*" means the profit rate that is applicable to the Facility as stated in the Letter of Offer; / *bermaksud kadar keuntungan yang terpakai bagi Pembiayaan seperti yang dinyatakan di dalam Surat Tawaran;*

"Deferred Profit / *Keuntungan Belum Terakru*" means the unaccrued profit which is the profit earned but has yet to be received; / *bermaksud keuntungan belum terakru iaitu keuntungan yang diperoleh tetapi masih belum diterima;*

"*Murabahah*" means a contract of sale and a sale and purchase of an asset where the acquisition cost and the mark-up are disclosed to the purchaser; / *bermaksud kontrak jualan dan jual beli aset di mana kos pemerolehan dan penambahan didedahkan kepada pembeli;*

"*Murabahah* Sale Contract / *Kontrak Jualan Murabahah*" means the sale contract entered into between the Bank and the Customer whereby pursuant to the Purchase Requisition executed by the Customer, the Bank sells the Commodity to the Customer at the Bank's Sale Price, which is payable on deferred payment basis and subject to the terms and conditions contained in the Purchase Requisition and this Agreement. The *Murabahah* Sale Contract, as evidenced by the certificate from Bursa Malaysia or any other authorised commodity trading platform approved by the Bank, is performed by the Bank as agent, on behalf of the Customer, via auto-trading known as Straight Through Processing (STP); / *bermaksud kontrak jualan yang dibuat antara Bank dengan Pelanggan di mana menurut Permintaan Pembelian yang dilaksanakan oleh Pelanggan, Bank menjual Komoditi kepada Pelanggan pada Harga Jualan Bank, yang perlu dibayar dengan kaedah bayaran secara bertangguh dan tertakluk kepada peruntukan terma dan syarat yang terkandung dalam Permintaan Pembelian dan Perjanjian ini. Kontrak Jualan Murabahah, sebagaimana yang dibuktikan melalui sijil daripada Bursa Malaysia atau mana-mana platform dagangan komoditi yang diberi kuasa dan yang diluluskan oleh Bank, dilaksanakan oleh Bank sebagai wakil bagi pihak Pelanggan, melalui perdagangan automatik yang dikenali sebagai Straight Through Processing (STP);*

"Profit Margin / *Margin Keuntungan*" means the difference between the Bank's Sale Price and the Facility. The method of recognition of the profit margin as the Bank's income shall be in accordance with the Bank's prevailing accounting policy; / *bermaksud perbezaan antara Harga Jualan Bank dan Pembiayaan. Kaedah pengiktirafan margin keuntungan sebagai pendapatan Bank adalah selaras dengan polisi perakaunan Bank yang lazim;*

"Purchase Requisition / *Permintaan Pembelian*" means the irrevocable purchase requisition comprising of the purchase request and the promise to purchase (*Wa'd*) by the Customer in the form and format as attached in the Letter of Offer; / *bermaksud permintaan pembelian tidak boleh batal*

yang merangkumi permintaan pembelian dan janji untuk membeli (Wa'd) oleh Pelanggan dalm bentuk dan format seperti yang dilampirkan dalam Surat Tawarruq;

"Tawarruq" means an arrangement which consists of two separate sale and purchase contracts. The first involves the sale of an asset by the Bank to the Customer on a deferred payment basis. Subsequently, the Customer being the purchaser of the first sale will sell the same Commodity to a third party on a cash and spot basis; / *bermaksud pengaturan yang terdiri daripada dua kontrak jual beli yang berasingan. Kontrak yang pertama melibatkan penjualan aset oleh Bank kepada Pelanggan dengan kaedah bayaran secara bertangguh. Kemudiannya, Pelanggan sebagai pembeli penjualan pertama akan menjual Komoditi yang sama kepada pihak ketiga secara tunai dan serta merta.*

2. METHOD OF FINANCING / *KONSEP PEMBIAYAAN*

2.1 Purchase of the Commodity by the Bank / *Pembelian Komoditi oleh Bank*

Under the *Tawarruq* arrangement, pursuant to the Bank's financing procedure and on the request by the Customer through the Purchase Requisition, the Bank will purchase the Commodity as requested by the Customer in the said Purchase Requisition. / *Di bawah pengaturan Tawarruq, menurut prosedur pembiayaan Bank dan atas permintaan Pelanggan melalui Permintaan Pembelian, Bank akan membeli Komoditi seperti yang diminta oleh Pelanggan dalam Permintaan Pembelian tersebut.*

2.2 Purchase of the Commodity by the Customer from the Bank / *Pembelian Komoditi oleh Pelanggan daripada Bank*

Pursuant to the appointment of the Bank as purchase Agent, under which the Customer has appointed the Bank as its agent to purchase the Commodity from the Bank on terms and conditions contained in **Clause 2.3 of Part B**, the Bank shall enter into a *Murabahah* transaction through the *Murabahah* Sale Contract on the terms and conditions contained in this Agreement whereby the Customer will pay the Bank's Sale Price on a deferred basis. / *Selaras dengan pelantikan Bank sebagai Wakil pembelian, di mana Pelanggan telah melantik Bank sebagai wakilnya untuk membeli Komoditi daripada Bank atas terma dan syarat yang terkandung dalam* ***Klausa 2.3 Bahagian B****, Bank akan melakukan transaksi Murabahah melalui Kontrak Jualan Murabahah menurut terma dan syarat yang terkandung dalam Perjanjian ini di mana Pelanggan akan membayar Harga Jualan Bank dengan kaedah bayaran secara bertangguh.*

2.3 Execution of *Murabahah* Sale Contract / *Pelaksanaan Kontrak Jualan Murabahah*

(a) For the purpose of **Clause 2.2 of Part B**, the Customer will appoint the Bank as its agent to perform the *Murabahah* Sale Contract on behalf of the Customer, (for the purpose of the purchasing of the Commodity from the Bank at the Bank's Sale Price). With this appointment, the Bank will at all times act as the Customer's agent and the Bank will:- / *Bagi tujuan* ***Klausa 2.2 Bahagian B****, Pelanggan akan melantik Bank sebagai wakilnya untuk melaksanakan Kontrak Jualan Murabahah bagi pihak Pelanggan, (bagi tujuan pembelian Komoditi daripada Bank pada Harga Jualan Bank). Dengan pelantikan tersebut, Bank hendaklah pada sepanjang masa bertindak sebagai wakil Pelanggan dan Bank akan:-*

(i) be authorised to perform the auto-trading via Straight Through Processing (STP) and do all acts and observe and perform all obligations required to be done in connection with or imposed under any agreement to purchase the Commodity; / *diberi kuasa untuk melaksanakan perdagangan automatik melalui Straight Through Processing (STP) dan melakukan semua tindakan dan mematuhi dan melaksanakan semua obligasi yang perlu dilakukan berkaitan dengan atau dikenakan di bawah sebarang perjanjian untuk membeli Komoditi;*

(ii) be authorised to delegate its rights and duties as an agent herein to any third party to do all acts necessary for the completion of the required transactions; / *diberi kuasa untuk mewakilkan hak dan kewajipannya sebagai wakil dalam Perjanjian ini kepada mana-mana pihak ketiga untuk melakukan semua tindakan yang perlu bagi penyempurnaan transaksi yang berkenaan;*

(iii) be required to do all the administrative duties regarding the purchasing of Commodity and subsequently holding the Commodity; and / *dikehendaki melakukan semua tugasan pentadbiran berkenaan dengan pembelian Komoditi dan seterusnya pemegangan Komoditi tersebut; dan*

(iv) take possession (physical or constructive) of the Commodity (if any). / *mengambil milikan (fizikal atau konstruktif) Komoditi (jika ada).*

(b) The Customer will be held liable for the sale and purchase contract entered into by the Bank in accordance with specified terms and conditions agreed upon under this Agreement. The Bank will not be held liable except in the event of misconduct, gross negligence or breach of specified terms for any of the appointment made under **Clause 2.2** and **Clause 2.4 of Part B**. In such case, the Bank will be liable for loss or damage including any actual cost suffered by the Customer. / *Pelanggan akan dipertanggungjawabkan untuk kontrak jual dan beli yang dibuat oleh Bank mengikut terma dan syarat yang telah dipersetujui di bawah Perjanjian ini. Bank tidak akan dipertanggungjawabkan melainkan sekiranya berlaku salah laku, kecuaian melampau atau pelanggaran terma dan syarat bagi perlantikan yang dibuat di bawah* ***Klausa 2.2*** *dan* ***Klausa 2.4 Bahagian B****. Dalam kes sedemikian, Bank akan dipertanggungjawab ke atas kerugian atau kerosakan termasuk apa-apa kos sebenar yang ditanggung oleh Pelanggan.*

In the event that a breach of specified terms results in any gain to the Customer (such as selling at the higher price for buying at a lower price) than that the Bank is authorised for, the Bank will disclose this to the Customer and must not retain any portion of the gains without the consent of the Customer. / *Sekiranya berlaku pelanggaran terma dan syarat yang menyebabkan sebarang keuntungan kepada Pelanggan (seperti menjual pada harga yang lebih tinggi atau membeli dengan harga yang lebih rendah) berbanding apa yang Bank diberi kuasa, Bank akan mendedahkannya kepada Pelanggan dan tidak boleh menyimpan mana-mana bahagian keuntungan tersebut tanpa persetujuan Pelanggan.*

(c) The parties agree that the Commodity will not be the subject matter of any other *Tawarruq* transaction at any one time. / *Pihak-pihak terlibat bersetuju bahawa Komoditi tidak boleh digunakan untuk transaksi Tawarruq yang lain pada masa yang sama.*

(d) Any defect in the Commodity which occurred before entering into the *Murabahah* Sale Contract which is discovered by the Customer after the conclusion of the *Murabahah* Sale Contract will entitle the Customer to the defect option as stated in **Clause 2.3(e) of Part B**. Nonetheless, the Customer agrees to waive the Bank from any liability due to any defect on the Commodity before the Customer entering into the *Murabahah* Sale Contract with the Bank. / *Sebarang kecacatan pada Komoditi yang berlaku sebelum Kontrak Jualan Murabahah dibuat yang ditemui oleh Pelanggan selepas selesai Kontrak Jualan Murabahah tersebut akan memberi hak kepada Pelanggan kepada konsep pemilihan kerana kecacatan seperti yang dinyatakan di* ***Klausa 2.3(e) Bahagian B****. Walaubagaimanapun, Pelanggan bersetuju untuk mengenepikan Bank dari apa-apa liabiliti yang disebabkan oleh sebarang kecacatan pada Komoditi sebelum Kontrak Jualan Murabahah dibuat antara Pelanggan dengan Bank.*

(e) Under the defect option, the Customer has the right to:- / *Di bawah konsep pemilihan kerana kecacatan, Pelanggan boleh:-*

(i) terminate the *Murabahah* Sale Contract; / *menamatkan Kontrak Jualan Murabahah;*

(ii) continue with mutually agreed variation of the terms of the *Murabahah* Sale Contract as a result of the defect discovered; or / *meneruskan Kontrak Jualan Murabahah dengan perubahan pada terma yang telah dipersetujui bersama akibat penemuan kecacatan tersebut; atau*

(iii) continue with the *Murabahah* Sale Contract as it is. / *meneruskan Kontrak Jualan Murabahah seperti sedia ada.*

(f) Any defect in the Commodity which is discovered and consented to by the Customer at the time of entry into the *Murabahah* Sale Contract will disentitle the Customer from the defect option. / *Apa-apa kecacatan Komoditi yang ditemui dan dipersetujui oleh Pelanggan pada masa Kontrak Jualan Murabahah dibuat akan menggugurkan hak Pelanggan terhadap konsep pemilihan kerana kecacatan.*

(g) The period of defect option mentioned in **Clause 2.3(e) of Part B** will commence immediately after the completion of the *Murabahah* Sale Contract and will lapse at the expiry of twenty four (24) hours therefrom. / *Tempoh bagi konsep pemilihan kerana kecacatan yang dinyatakan di **Klausa 2.3(e) Bahagian B** akan bermula serta merta selepas Kontrak Jualan Murabahah selesai dan akan luput dua puluh empat (24) jam daripada itu.*

2.4 Sale of the Commodity by the Customer through the Bank as its agent / *Penjualan Komoditi oleh Pelanggan melalui Bank sebagai wakilnya*

(a) The Customer, pursuant to the appointment of the Bank as sale Agent, has appointed the Bank as its Agent to sell the Commodity for the purpose of realising the proceeds on the terms and conditions contained in **Clause 4 of Part B**. The Bank will sell the Commodity on the Customer's behalf to a third party purchaser on a spot payment basis and to pay the proceeds to the Customer or to any third party in accordance with the Purpose. / *Pelanggan, selaras dengan pelantikan Bank sebagai Wakil penjualan, telah melantik Bank sebagai Wakilnya untuk menjual Komoditi bagi mendapatkan hasil mengikut terma dan syarat yang terkandung dalam **Klausa 4 Bahagian B**. Bank akan menjual Komoditi tersebut bagi pihak Pelanggan kepada pembeli pihak ketiga atas dasar pembayaran tunai dan serta merta dan akan membayar hasil penjualan tersebut kepada Pelanggan atau kepada pihak ketiga mengikut Tujuan.*

(b) The Bank (in its capacity as the Customer's appointed agent) is irrevocably authorised by the Customer to:- / *Bank (dalam kapasitinya sebagai wakil yang dilantik oleh Pelanggan) adalah diberi kuasa tidak boleh batal oleh Pelanggan untuk:-*

(i) take possession (physical or constructive) of the Commodity; / *mengambil milikan (fizikal atau konstruktif) Komoditi;*

(ii) sell the Commodity to any third party at the Bank's Purchase Price; / *menjual Komoditi kepada mana-mana pihak ketiga pada Harga Belian Bank;*

(iii) receive payment of the Bank's Purchase Price on behalf of the Customer; and / *menerima pembayaran Harga Belian Bank bagi pihak Pelanggan; dan*

(iv) deliver possession of and title in and to the Commodity to a purchaser of the Commodity. / *menyerahkan pemilikan dan pemunyaan Komoditi kepada pembeli Komoditi tersebut.*

(c) The Bank acting as an agent of the Customer, shall:- / *Bank sebagai wakil Pelanggan, akan:-*

(i) be authorised to sign and execute all documents and observe and perform all obligations required to be done in connection with or imposed under any agreement of sale of the Commodity to a third party as consented by the Customer; and / *diberi kuasa untuk menandatangani dan melaksanakan semua dokumen serta mematuhi dan melaksanakan semua obligasi yang perlu dilakukan berkaitan dengan atau dikenakan di bawah mana-mana perjanjian penjualan Komoditi kepada pihak ketiga seperti yang disetujui oleh Pelanggan; dan*

(ii) be required to do all the administrative duties regarding the holding and the selling of the Commodity thereof. / *dikehendaki melakukan semua tugasan pentadbiran berkaitan pemegangan dan penjualan Komoditi.*

(d) The appointment of the Agent by the Customer shall not create or be deemed to create a partnership or a joint venture between the parties, nor shall it establish a relationship of principal of agent in any other relationship between the parties unless specifically agreed by the parties in writing. / *Pelantikan Wakil oleh Pelanggan tidak mencipta atau mewujudkan suatu perkongsian atau usahasama antara pihak-pihak terlibat, dan tidak juga ia mewujudkan hubungan prinsipal wakil dalam apa-apa hubungan lain antara pihak-pihak terlibat melainkan dipersetujui secara khusus dan bertulis oleh pihak-pihak terlibat.*

3. PURCHASE AND SALE PRICES / *HARGA BELIAN DAN JUALAN*

3.1 The parties agree that the Bank's Profit Rate that has been mutually agreed upon under the Facility is as stated in the Letter of Offer. The Bank's Purchase Price and the Bank's Sale Price shall be determined by the following mechanism:- / *Pihak-pihak terlibat bersetuju bahawa Kadar Keuntungan Bank yang telah dipersetujui bersama di bawah Pembiayaan ini adalah seperti yang dinyatakan dalam Surat Tawaran. Harga Belian Bank dan Harga Jualan Bank adalah ditentukan berdasarkan mekanisme berikut:-*

The Bank's Purchase Price / *Harga Belian Bank*

The Bank's Purchase Price is the actual costs so incurred by the Bank in purchasing the Commodity requested by the Customer in the Purchase Requisition. / *Harga Belian Bank adalah harga sebenar yang ditanggung oleh Bank dalam membeli Komoditi yang diminta oleh Pelanggan melalui Permintaan Pembelian.*

The Bank's Sale Price / *Harga Jualan Bank*

The Bank's Sale Price shall be calculated on the following basis:- / *Harga Jualan Bank adalah dikira berdasarkan kaedah berikut:-*

The Bank's Sale Price = Bank's Purchase Price + Profit Margin / *Harga Jualan Bank = Harga Belian Bank + Margin Keuntungan*

3.2 The Bank's Sale Price is determined based on the disclosed acquisition cost with an added mark-up amount or percentage to be determined prior to the conclusion of this Agreement. The cost shall include the Bank's Purchase Price and any additional direct expenses related to the acquisition of the Commodity. The agreed mark-up that is determined shall not be subjected to price variation or affected by currency fluctuation as payment due is predetermined at the agreed currency. / *Harga Jualan Bank ditentukan berdasarkan kos perolehan yang didedahkan dengan amaun atau peratusan tambahan yang akan ditentukan sebelum penyelesaian Perjanjian ini. Kos tersebut adalah merangkumi Harga Belian Bank dan sebarang perbelanjaan langsung tambahan yang berkaitan dengan pembelian Komoditi. Harga tambahan yang telah dipersetujui tersebut tidak akan tertakluk kepada perubahan harga atau terjejas oleh turun naik mata wang memandangkan amaun perlu dibayar telah ditentukan dan dipersetujui sebelumnya.*

4. TERMS AND CONDITIONS OF THE AGENCY / *TERMA DAN SYARAT PERWAKILAN*

4.1 **Nature and scope of Agency / *Sifat dan Skop Perwakilan***

(a) The appointment of the Bank as the Customer's agent pursuant to (1) the appointment of the Bank as purchase Agent and (2) the appointment of the Bank as sale Agent will be unconditional and irrevocable and the Bank, as the Customer's Agent, shall carry out the following respectively:- / *Pelantikan Bank sebagai wakil Pelanggan menurut (1) pelantikan Bank sebagai Wakil pembelian dan (2) pelantikan Bank sebagai Wakil penjualan adalah tanpa bersyarat dan tidak boleh dibatalkan dan Bank, sebagai Wakil Pelanggan, hendaklah melaksanakan tugas-tugas berikut:-*

(i) to act on the Customer's behalf to conclude the Customer's purchase of the Commodity from the Bank; and / *bertindak bagi pihak Pelanggan untuk memuktamadkan pembelian Komoditi oleh Pelanggan daripada Bank; dan*

(ii) to act on the Customer's behalf to conclude the Customer's sale of the Commodity to the Commodity purchaser. / *bertindak bagi pihak Pelanggan untuk memuktamadkan penjualan Komoditi oleh Pelanggan kepada pembeli Komoditi.*

(b) The Bank is authorised to execute and deliver such documents or instruments as is deemed necessary by the Bank for the performance of its obligations in connection with the matters set out in **Clause 4.1(a) of Part B**. / *Bank diberi kuasa untuk melaksanakan dan menyerahkan apa-apa dokumen atau instrumen yang difikirkan perlu oleh Bank dalam pelaksanaan obligasinya berkaitan dengan perkara seperti yang dinyatakan di* ***Klausa 4.1(a) Bahagian B.***

(c) The Bank will use its reasonable endeavours to ensure that the proceeds of sale of the Commodity by it as contemplated by **Clause 4.1(a)(ii) of Part B** will not be less than the Bank's Purchase Price. / *Bank akan*

melakukan ikhtiar munasabah untuk memastikan hasil daripada jualan Komoditi olehnya seperti yang dinyatakan di Klausa ***4.1(a)(ii) Bahagian B*** *adalah tidak kurang daripada Harga Belian Bank.*

(d) Without prejudice to the generality of **Clause 4.1(a) of Part B,** the Customer acknowledges that under the arrangements the Bank has with the Commodity purchaser or any other suppliers or third party counterparties the Bank may be required to (and the Customer agrees that the Bank may) disclose it is acting as the Customer's agent and to name the Customer as its principal. / *Tanpa menjejaskan keluasan makna* ***Klausa 4.1(a) Bahagian B,*** *Pelanggan mengaku bahawa di bawah pengaturan antara Bank dengan mana-mana pembeli Komoditi atau pembekal atau pihak ketiga, Bank mungkin dikehendaki (dan Pelanggan bersetuju bahawa Bank boleh) mendedahkan bahawa Bank bertindak sebagai wakil Pelanggan dan menamakan Pelanggan sebagai prinsipalnya.*

(e) The Bank acknowledges and confirms that all amounts of proceeds to the Customer in respect of the disposal of the Commodity as contemplated in Clause 4.1(a)(ii) of Part B subject to the deduction of the Incidental Costs will be credited in the Customer's Giro-i Corporate account with the Bank and/or payable to any other person authorised by the Customer. The Customer will do all things necessary to effect the provisions of this Agreement. / *Bank mengaku dan mengesahkan bahawa semua hasil daripada jualan Komoditi seperti yang dinyatakan di* ***Klausa 4.1(a)(ii) Bahagian B*** *tertakluk kepada penolakan Bayaran Yang Dikenakan akan dikreditkan ke dalam akaun Giro-i Corporate Pelanggan dengan Bank dan/atau dibayar kepada mana-mana pihak yang diberi kuasa oleh Pelanggan. Pelanggan hendaklah melakukan segala perkara yang perlu bagi tujuan pelaksanaan peruntukan Perjanjian ini.*

4.2 Extent of Agency / *Takat Agensi*

(a) In connection with its powers, discretions, authorities and duties under this Agreement, the Bank shall act solely as the agent of the Customer on a restricted limited basis (i.e. as agent on a deal-by-deal basis) to the extent expressly provided in this Agreement and will not otherwise be regarded as agent for and on behalf of the Customer in any other respect. / *Berhubungan dengan kuasa, budi bicara dan tugasnya di bawah Perjanjian ini, Bank akan bertindak semata-mata sebagai wakil Pelanggan setakat yang diperuntukkan (iaitu sebagai wakil atas dasar transaksi demi transaksi) secara nyata di bawah Perjanjian ini dan tidak akan dianggap sebagai wakil Pelanggan dalam apa-apa perkara yang lain.*

(b) The appointment of the Bank under the appointment of the Bank as purchase Agent will be effective from the date of the appointment of the Bank as purchase Agent and will end upon the purchase of the Commodity from the Bank. / *Pelantikan Bank di bawah pelantikan Bank sebagai Wakil pembelian akan berkuat kuasa dari tarikh pelantikan tersebut dan akan berakhir apabila Komoditi dibeli daripada Bank.*

(c) The appointment of the Bank under the appointment of the Bank as sale Agent will be effective from the date of the appointment of the Bank as sale Agent and will end upon the sale of the Commodity to the third party. / *Pelantikan Bank di bawah pelantikan Bank sebagai Wakil penjualan akan berkuat kuasa dari tarikh pelantikan tersebut dan akan berakhir apabila Komoditi tersebut dijual kepada pihak ketiga.*

4.3 Customer's Liability / *Liabiliti Pelanggan*

(a) The Bank will not be liable to the Customer in contract, tort or otherwise for any direct or indirect financial or economic losses, costs, liabilities or expenses (including, without limitation, loss of profit, loss of savings or loss of goodwill) (collectively, "Losses"), other than those directly arising as a result of the Bank's gross negligence, wilful default or fraud. / *Bank tidak akan bertanggungjawab kepada Pelanggan di bawah kontrak, tort atau selainnya bagi sebarang kerugian, kos, liabiliti atau perbelanjaan kewangan atau ekonomi secara langsung atau tidak langsung (termasuk kehilangan keuntungan, simpanan atau nama baik) (secara kolektifnya, "Kerugian"), selain daripada yang disebabkan secara langsung oleh kelalaian melampau, keingkaran sengaja dan penipuan Bank.*

(b) The Bank will not be liable for any failure of the Customer to duly and punctually perform any of its duties or obligations under this Agreement. / *Bank tidak akan bertanggungjawab terhadap apa-apa kegagalan Pelanggan untuk melaksanakan tugas atau obligasinya di bawah Perjanjian ini dengan sewajarnya.*

(c) Unless the Bank is able to recover, the Customer will keep the Bank indemnified from and against any loss, cost, liability (including any tax liability), claim, demand or damages which the Bank suffers or incurs in the lawful and proper exercise of its duties under this Agreement other than Losses which directly arise by reason

of the Bank's gross negligence, or fraudulent acts or wilful default. / *Melainkan Bank boleh mendapatkannya semula, Pelanggan akan menanggung rugi Bank daripada dan terhadap apa-apa kerugian, kos, liabiliti (termasuk liabiliti cukai), tuntutan, permintaan atau ganti rugi yang dialami atau ditanggung oleh Bank akibat menjalankan tugasnya di bawah Perjanjian ini secara sah dan wajar selain daripada Kerugian yang disebabkan secara langsung oleh kelalaian melampau, keingkaran sengaja dan penipuan Bank.*

4.4 **Assignment / *Penyerahanhak***

The Bank may assign or transfer its rights, benefits or obligations under any transaction under this **Clause 4 of Part B** to any company within the Bank's groups of companies which it is a member or any of its affiliates upon giving notice to the Customer. / *Bank boleh menyerah hak atau memindah milik hak, kepentingan dan obligasinya di bawah mana-mana transaksi di bawah **Klausa 4 Bahagian B** ini kepada mana-mana syarikat dalam kumpulan syarikat-syarikat di mana Bank merupakan ahli atau mana-mana sekutunya dengan memberi notis kepada Pelanggan.*

4.5 **Confidentiality / *Kerahsiaan***

Subject to **Clause 4.1(d)** and **Clause 4.4 of Part B**, the contents of this Clause and the transactions contemplated by **Clause 4.1(a)(i) and (ii) of Part B** will be kept confidential by the parties for the duration of this Agreement and after its termination except:- / *Tertakluk kepada **Klausa 4.1(d)** dan **Klausa 4.4 Bahagian B**, kandungan Klausa ini dan transaksi-transaksi seperti yang dinyatakan di **Klausa 4.1(a)(i) dan (ii) Bahagian B** hendaklah dirahsiakan oleh pihak-pihak terlibat sepanjang Pembiayaan ini dan selepas penamatannya, kecuali:-*

(i) any matter which becomes a matter of public knowledge other than through the fault of the parties; and / *bagi apa-apa perkara yang menjadi pengetahuan umum selain daripada melalui kesalahan pihak-pihak terlibat; dan*

(ii) as required by an order of a court of competent jurisdiction or a competent administrative authority. / *sekiranya diperlukan melalui perintah mahkamah atau pihak berkuasa mentadbir yang mempunyai bidang kuasa.*

5. **PASSING OF TITLE AND ASSUMPTION OF RISK / *PENYERAHAN HAK MILIK DAN ANDAIAN RISIKO***

5.1 The Commodity will be sold to the Customer on an "as is where is" basis. Upon the completion of the sale transaction in **Clause 2.2 of Part B,** the title and ownership of the Commodity together with all of its rights, interest, benefits and liabilities will immediately be transferred to the Customer. / *Komoditi akan dijual kepada Pelanggan atas dasar sedia ada. Setelah selesai transaksi jualan seperti yang dinyatakan di **Klausa 2.2 Bahagian B**, pemilikan dan pemunyaan Komoditi beserta dengan hak, kepentingan, manfaat dan liabilitinya akan serta merta dipindah milik kepada Pelanggan.*

5.2 The Customer and the Bank acknowledges that the Commodity will be capable of physical delivery. NOTWITHSTANDING that, the Customer acknowledges that physical delivery of the Commodity will not be necessary in this transaction and in the event that Customer would like to take physical possession of the Commodity, the Customer will bear and incur all transportation costs and related costs in full. / *Pelanggan dan Bank mengakui bahawa milikan fizikal Komoditi boleh diserahkan kepada Pelanggan, WALAUPUN begitu, Pelanggan mengakui bahawa milikan fizikal Komoditi adalah tidak diperlukan untuk transaksi ini dan sekiranya Pelanggan berhasrat untuk mengambil milikan fizikal Komoditi tersebut, Pelanggan akan bertanggungjawab penuh ke atas segala kos pengangkutan dan perbelanjaan berkenaan pengambilan milikan fizikal Komoditi tersebut.*

dalam Permintaan Pembelian berdasarkan terma dan syarat Perjanjian ini dan dengan amaun dan cara seperti yang dinyatakan dalam Perjanjian ini. Pelanggan mengesahkan bahawa transaksi ini akan dilaksanakan dengan syarat Pelanggan tidak membatalkan Permintaan Pembelian tersebut.

End of Part B / *Tamat Bahagian B*

6. **PROMISE (*WA'D*) / *JANJI (WA'D)***

The Customer hereby promise based on the *Shariah* principle of *Wa'd Mulzim* to purchase the Commodity from the Bank at the Bank's Sale Price by way of executing a promise (*Wa'd*) in the Purchase Requisition upon the terms and conditions of this Agreement and by such amount and manner in accordance with the details as stated in this Agreement. The Customer confirmed that the transaction herein shall be executed provided that the Customer does not cancel the Purchase Requisition. / *Pelanggan dengan ini berjanji berdasarkan prinsip Syariah Wa'd Mulzim untuk membeli Komoditi daripada Bank dengan Harga Jualan Bank dengan cara melaksanakan janji (Wa'd) dalam Permintaan Pembelian berdasarkan terma dan syarat Perjanjian ini dan dengan amaun dan cara seperti yang dinyatakan dalam Perjanjian ini. Pelanggan mengesahkan bahawa transaksi ini akan dilaksanakan dengan syarat Pelanggan tidak membatalkan Permintaan Pembelian tersebut.*

End of Part B / *Tamat Bahagian B*

PART C / *BAHAGIAN C*
GENERAL TERMS / *TERMA DAN SYARAT AM*

EXPENSES INCURRED BY THE BANK / *PERBELANJAAN PENDAHULUAN BANK*

All expenses incurred by the Bank relating to this Facility and perfection of this Agreement and the Security Documents (including stamp duty) and/or enforcement of the Bank's rights will be borne by the Customer. The expenses will be debited into the Customer's Facility account or will be paid by the Customer within the specified period or upon demand by the Bank. / *Segala perbelanjaan sebenar yang ditanggung oleh Bank berkaitan Pembiayaan ini dan untuk menyempurnakan Perjanjian ini dan Dokumen Sekuriti (termasuk duti setem) dan/atau menguatkuasakan hak-haknya akan ditanggung oleh Pelanggan. Perbelanjaan tersebut akan didebitkan ke akaun Pembiayaan Pelanggan atau perlu dibayar oleh Pelanggan dalam tempoh yang ditetapkan atau atas tuntutan Bank.*

SERVICE OF NOTICES & LEGAL PROCESS / *PENYERAHAN NOTIS & PROSES UNDANG-UNDANG*

Any demand, notice or request for payment of the Bank's Sale Price and other monies and any notice or request required or permitted to be given or made under this Agreement to the Bank or the Customer will be in writing and will be under the hand of any director or any authorized officer of the parties and sent to the addresses specified in this Agreement or the last known address of the parties. / *Segala tuntutan, notis atau permintaan untuk pembayaran Harga Jualan Bank atau mana-mana amaun yang perlu dibayar atau apa-apa notis atau apa-apa permohonan atau keizinan yang perlu diberikan atau dibuat di bawah Perjanjian ini kepada Bank atau Pelanggan, hendaklah secara bertulis dan ditandatangani oleh mana-mana pengarah atau pegawai yang diberi kuasa oleh pihak-pihak berkenaan dan diserahkan menggunakan alamat yang dinyatakan dalam Perjanjian ini atau alamat/maklumat terakhir yang diketahui pihak-pihak tersebut.*

The service of any such demand, notice and/or request will be deemed to have been sufficiently given or made if sent:- / *Segala serahan tuntutan, notis dan/atau permohonan akan dianggap telah diserahkan:-*

(a) by post or prepaid registered mail, three (3) days after posting; / *sekiranya melalui pos biasa atau pos berdaftar, selepas tiga (3) hari ia diposkan;*

(b) by facsimile, at the time the transmission report is received by the sender which purports to confirm that the addressee has received such facsimile; / *sekiranya melalui faksimili, pada masa penerimaan laporan penghantaran oleh penghantar yang mengesahkan penerima telah menerima faksimili tersebut;*

(c) by electronic mail, twenty-four (24) hours after the date of dispatch provided that the sender has not received a failed or undelivered message from the host provider; / *sekiranya melalui e-mel, dua puluh empat (24) jam selepas penghantaran tertakluk tiada sebarang pemberitahuan ia gagal dihantar;*

(d) by personal delivery, at the time when actually received in readable form; / *sekiranya melalui serahan tangan, pada masa ia diterima dalam bentuk yang boleh dibaca.*

3 The service of any legal process by the Bank on the Customer may be given by hand or prepaid registered post sent to the Customer's address last known to the Bank. It will be deemed to have been duly served if by hand, at the time when actually received in readable form and if by prepaid registered post, three (3) days after posting. / *Penyerahan semua proses undang-undang oleh Bank kepada Pelanggan boleh dibuat melalui serahan tangan atau pos berdaftar ke alamat terakhir Pelanggan dalam rekod Bank. Ia akan dianggap telah diserahkan sekiranya melalui serahan tangan, pada masa ia diterima dalam bentuk yang boleh dibaca dan sekiranya melalui pos berdaftar, selepas tiga (3) hari ia diposkan.*

4 No change of address of service howsoever brought about will be effective or binding on the Bank unless the Customer has given to the Bank actual notice of the change of address for service and nothing done in reliance on **Clause 2.3 of Part C** will be affected or prejudiced by any subsequent change in the address of service over which the Bank has no actual knowledge of at the time the act or thing was done or carried out. / *Sebarang pertukaran alamat/maklumat tidak akan dianggap mengikat Bank melainkan Pelanggan telah memberikan Bank notis sebenar mengenai penukaran alamat/maklumat dan sebarang penyerahan yang dilakukan berdasarkan* ***Klausa 2.3 Bahagian C*** *tidak akan terkesan atau terjejas oleh pertukaran alamat/maklumat yang tidak diketahui oleh Bank pada masa penyerahan tersebut dilaksanakan.*

3. **DEVELOPMENT FINANCIAL INSTITUTIONS ACT 2002 (DFIA) / *AKTA INSTITUSI KEWANGAN PEMBANGUNAN 2002 (AIKP)***

3.1 The granting and availability of the Facility is subject to the condition that the Customer is not in breach of Section 28(3) of the DFIA which prohibits the Bank from granting any financing or credit facility to the Customer if:- / *Kelulusan dan ketersediaan Pembiayaan ini oleh Bank adalah tertakluk kepada syarat bahawa Pelanggan tidak melanggar peruntukan Seksyen 28(3) AIKP yang melarang Bank daripada memberikan apa-apa pembiayaan atau kemudahan kredit kepada Pelanggan jika:-*

(a) the Customer or any of its directors, managers, agents, or guarantors or any of their spouses, parents or children is an employee of the Bank or has a relationship with any of the directors or officers of the Bank; or / *Pelanggan atau mana-mana pengarah, pengurus, wakil atau Penjamin atau mana-mana pasangan masing-masing, ibu bapa atau anak-anak mereka bekerja di Bank atau mempunyai hubungan dengan mana-mana pengarah atau pegawai Bank; atau*

(b) any of the Bank's directors or officers has given any guarantee or undertaking involving financial liability to the Customer; or / *mana-mana pengarah atau pegawai Bank telah memberikan apa-apa jaminan atau aku janji kewangan kepada Pelanggan; atau*

(c) any of the Bank's directors or officers has any interest or shares in the Customer, which, in aggregate, is an amount that is in excess of such percentage as may be specified by BNM from time to time. / *mana-mana pengarah atau pegawai Bank mempunyai apa-apa kepentingan atau saham yang pada agregatnya, ... amaun yang melebihi apa-apa peratusan yang ditetapkan oleh BNM dari semasa ke semasa.*

3.2 The Customer agrees and undertakes to inform the Bank in writing immediately if it is aware of or has any information in relation to the abovementioned relationship. / *Pelanggan bersetuju dan mengaku janji untuk memaklumkan Bank secara bertulis dengan serta-merta apabila ia menyedari atau mempunyai maklumat mengenai apa-apa hubungan tersebut.*

3.3 The Bank reserves the right to request the Customer to settle the Indebtedness and other liabilities in the event the Customer is in breach of the DFIA. / *Bank boleh meminta Pelanggan menjelaskan Keberhutangan dan lain-lain laibilitinya sekiranya terdapat sebarang pelanggaran AIKP.*

4. **DISCLOSURE ON INFORMATION / *PENZAHIRAN MAKLUMAT***

4.1 **Disclosure to Authoritative Bodies and By Operation of Law / *Penzahiran kepada Pihak Berkuasa dan di bawah Undang-undang***

The Customer consents to the Bank, its officers and agents, to disclose and/or provide any information (including any personal data) relating to the Customer and the Customer's account relationship or dealing relationship with the Bank, including but not limited to details of the Facility (which may include other facilities granted or to be granted by the Bank to the Customer), any security taken and transactions undertaken with the Bank to all or any of the following:- / *Pelanggan membenarkan Bank, pegawai dan wakil Bank untuk menzahirkan dan/atau memberikan apa-apa maklumat berkaitan Pelanggan (termasuk mana-mana data peribadi) dan maklumat berkaitan dengan akaun dan urusan Pelanggan dengan Bank, termasuk tetapi tidak terhad kepada butiran Pembiayaan ini (atau pembiayaan lain yang telah ataupun akan diberikan oleh Bank kepada Pelanggan), mana-mana sekuriti dan transaksi-transaksi yang berkaitan kepada semua atau mana-mana pihak berikut:-*

(a) the Bank's branches; / *mana-mana cawangan Bank;*

(b) BNM;

(c) the Central Credit Reference Information System ("CCRIS") and any other entities established by BNM; / *Sistem Rujukan Maklumat Kredit Berpusat ("CCRIS") atau mana-mana penguatkuasa atau badan yang ditubuhkan oleh BNM;*

(d) any person and/or party to whom the Bank is under an obligation to make disclosure under the requirements of any law, rules, regulations and/or guidelines binding on the Bank or any other authority which has jurisdiction over the Bank; / *mana-mana orang dan/atau pihak yang mana pihak Bank tertakluk kepada tanggungjawab untuk membuat penzahiran di bawah mana-mana undang-undang, peraturan-peraturan dan/atau garis panduan yang mengikat Bank atau mana-mana pihak berkuasa lain yang mempunyai bidang kuasa ke atas Bank;*

(e) any financial institution with which the Customer has or proposes to have dealings; / *mana-mana bank atau institusi kewangan yang Pelanggan mempunyai atau berhasrat untuk berurusan;*

(f) the Bank's auditors, legal counsel and other professional advisors which the Bank deems fit to disclose; / *juruaudit-juruaudit Bank, peguamcara atau mana-mana badan penasihat profesional lain yang dirasakan perlu oleh Bank untuk membuat penzahiran;*

(g) any other companies or corporations for the purpose of purchase and sale of the Commodity or any of its/their employees and/or its or their representatives and/or agents and any other authorised parties for any matter or dealing in relation to the Facility; / *mana-mana pihak lain untuk tujuan jualan dan belian Komoditi atau mana-mana pekerjanya, wakilnya, ejennya dan lain-lain pibak yang diberi kuasa untuk urusan berkaitan dengan Pembiayaan ini.*

(h) the government or any other agencies for any transaction relating to this Facility scheme (if applicable); and / *Kerajaan atau mana-mana agensi yang berkenaan untuk urusan berkaitan skim Pembiayaan ini (jika berkenaan); dan*

(i) any Security Party. / *mana-mana Pihak Sekuriti.*

4.2 **Disclosure to Subsidiaries / *Penzahiran kepada Subsidiari***

The Customer agrees that as long as the Facility continues and/or as long as any monies due thereunder remain outstanding, the Bank will be entitled to disclose information on its business (including its accounts and/or future accounts) with the Bank to companies which are or which in future may be a subsidiary of the Bank. The subsidiaries of the Bank will also be entitled to make such disclosure to the Bank and/or to the other said subsidiaries PROVIDED THAT to whom such information is disclosed to and the purpose of such disclosure will be notified by the Bank to the Customer PROVIDED FURTHER THAT the Bank will take all reasonable care to ensure that such information will remain confidential within the Bank's group of subsidiaries. The Customer may withdraw the said consent at any time by giving written notice to the Bank within a reasonable period. / *Selagi Pembiayaan ini berterusan dan/atau wang perlu dibayar di bawahnya masih belum dijelaskan, Pelanggan membenarkan Bank untuk menzahirkan apa-apa maklumat berkaitan dengan Pelanggan dan Pembiayaan ini (termasuk akaun sedia ada dan/atau akaun akan datang) dengan Bank kepada mana-mana subsidiari Bank pada masa kini atau pada masa akan datang. Subsidiari tersebut juga dibenarkan untuk membuat penzahiran tersebut kepada Bank atau sesama subsidiari lain. Kebenaran ini tertakluk kepada penzahiran tersebut dimaklumkan oleh Bank kepada Pelanggan melalui apa-apa cara yang difikirkan patut dan tertakluk kepada Bank mengambil semua penjagaan munasabah untuk memastikan bahawa maklumat tersebut akan tetap sulit dalam kalangan kumpulan subsidiari Bank. Pelanggan boleh menarik balik kebenaran tersebut pada bila-bila masa dengan memberikan notis bertulis kepada Bank dalam tempoh yang mencukupi.*

4.3 **Disclosure to Other Third Parties / *Penzahiran kepada Pihak Ketiga***

The disclosure of the Customer's information (excluding information relating to the affairs or account of the Customer) to other third parties shall be subject to the Customer's express consent to the same. The Customer may withdraw the said consent at any time by giving written notice to the Bank within a reasonable period. / *Penzahiran maklumat Pelanggan (tidak termasuk maklumat berkaitan dengan perkara-perkara yang berkaitan dengan hal ehwal atau akaun Pelanggan) kepada mana-mana pihak ketiga adalah tertakluk kepada persetujuan nyata Pelanggan terhadap perkara tersebut. Pelanggan boleh menarik balik persetujuan tersebut pada bila-bila masa dengan memberikan notis bertulis kepada Bank dalam tempoh yang mencukupi.*

5. **REPRESENTATION AND WARRANTIES / *REPRESENTASI DAN WARANTI***

5.1 The Customer acknowledges that the Bank has entered into this Agreement in full reliance of the Customer's representations and warranties as follows:- / *Pelanggan mengakui bahawa Bank telah menandatangani Surat Tawaran ini dengan kepercayaan penuh terhadap representasi dan waranti yang diberikan oleh Pelanggan seperti berikut:-*

(a) **Status:** If the Customer is a corporation, the Customer is duly registered and validly existing under the laws of Malaysia and has the full power and authority:- / *Jika Pelanggan adalah perbadanan, ia telah ditubuhkan secara sah di bawah undang-undang Malaysia dan mempunyai kuasa dan kebenaran penuh:-*

(i) to execute, deliver and perform the terms and conditions of this Agreement and the Security Documents; / *untuk menandatangani, menyampaikan dan melaksanakan terma dan syarat Perjanjian ini dan Dokumen Sekuriti;*

(ii) to own assets; and / *untuk memiliki aset; dan*

(iii) to carry on the business which the Customer conducts and/or proposes to conduct; / *untuk menjalankan perniagaan atau perniagaan yang dihasratkan Pelanggan;*

(b) **Receivership / *Penerimaan*:** No steps have been taken to appoint a receiver and/or manager to take over the assets of the Customer or the appointment of a liquidator or provisional liquidator; / *Tiada langkah telah diambil untuk melantik penerima dan/atau pengurus untuk mengambil alih aset Pelanggan atau apa-apa pelantikan penyelesai atau penyelesai sementara;*

(c) **Winding-up / *Penggulungan*:** There are no winding-up proceedings threatened or pending against the Customer and the Customer has not commenced any action for the voluntary winding-up; / *Tiada petisyen atau perintah penggulungan dibuat atau diterima atas nama Pelanggan atau apa-apa permohonan penggulungan secara sukarela telah dimulakan oleh Pelanggan;*

(d) **Bankruptcy / *Kebankrapan*:** Each of the Customer's directors, partner's, proprietor's is not an undischarged bankrupt and has not committed an act of bankruptcy; / *Setiap pengarah, rakan kongsi atau pemilik Pelanggan tidak bankrap dan tidak melakukan tindakan kebankrapan;*

(e) **Non-violation / *Tiada pelanggaran*:** Neither the execution and delivery of this Agreement and the Security Documents (if applicable) nor the performance of any of the obligations under this Agreement or the Security Documents will contravene or constitute a default under, or cause to exceed any limitation on it or the powers of its directors imposed by or contained in:- / *Pelaksanaan dan penyampaian Perjanjian ini dan Dokumen Sekuriti (jika berkenaan) mahupun pelaksanaan mana-mana obligasi di bawah Perjanjian ini atau Dokumen Sekuriti tidak akan bercanggah, menjadi kesalahan atau menyalahi apa-apa kuasa Pelanggan atau pengarahnya yang diberikan atau terkandung dalam:-*

(i) any law by which it or any of its assets is bound or affected; / *undang-undang yang mengikat Pelanggan atau aset kepunyaannya;*

(ii) its memorandum or articles of association/constitution; or / *memorandum dan artikel pertubuhan/perlembagaannya; atau*

(iii) any agreement to which the Customer is a party or by which any of its assets is bound; / *apa-apa perjanjian di mana Pelanggan adalah menjadi pihak atau di mana aset kepunyaannya adalah terikat;*

(f) **Consents / *Persetujuan*:** No approval or consent (or the like) is necessary to ensure the validity and enforceability of the Customer's obligations or the rights of the Bank under this Agreement and the Security Documents; / *Tiada kebenaran atau persetujuan (atau yang seakan dengannya) diperlukan bagi memastikan kesahihan dan penguatkuasaan obligasi Pelanggan atau hak-hak Bank di bawah Perjanjian ini dan Dokumen Sekuriti;*

(g) **No default / *Tiada Kemungkiran*:** No event has occurred which constitutes, a contravention of default under any agreement or instrument by which the Customer or any of its assets is bound or affected, which might either have an adverse effect on the business, assets or condition, or its ability to

perform its obligations under this Agreement and the Security Documents; / *Tiada peristiwa telah berlaku yang menyebabkan kemungkiran di bawah mana-mana perjanjian atau instrumen yang mana Pelanggan atau mana-mana aset kepunyaannya terikat atau terjejas yang mungkin mempunyai kesan negatif terhadap perniagaan, aset atau keadaan, atau keupayaannya untuk melaksanakan kewajipannya di bawah Perjanjian ini dan Dokumen Sekuriti;*

(h) **Litigation / *Litigasi*:** No litigation, arbitration or other proceeding or claim which may either have an adverse effect on its business, assets or conditions or adversely affect its ability to observe or perform its obligations under this Agreement and the Security Documents, is presently in progress or pending or, to the best of the knowledge, information and belief of the Customer, threatened against the Customer or any of its assets; / *Tiada litigasi, timbang tara atau mana-mana prosiding atau tuntutan lain yang mungkin mempunyai kesan negatif terhadap perniagaan, aset atau keadaan atau mungkin menjejaskan keupayaannya untuk mematuhi atau melaksanakan obligasinya di bawah Perjanjian ini dan Dokumen Sekuriti, sedang berjalan atau belum selesai atau, menurut pengetahuan, maklumat dan kepercayaan Pelanggan, yang diancam terhadap aset atau keupayaan Pelanggan;*

(i) **Tax Liabilities / *Liabiliti Cukai*:** All necessary returns to the relevant taxation authority have been attended to by the Customer and the Customer are not in default in the payment of any taxes; / *Semua pulangan cukai yang perlu dibayar telah dibayar oleh Pelanggan kepada penguat kuasa cukai berkaitan dan Pelanggan tidak memungkiri pembayaran apa-apa cukai;*

(j) **Information / *Maklumat*:** The information provided by the Customer in connection with the Facility does not contain any untrue statement or omit to state any fact which may be misleading; / *Semua maklumat yang diberikan oleh Pelanggan berhubung dengan Pembiayaan ini tidak mengandungi sebarang pernyataan yang tidak benar atau meninggalkan apa-apa fakta yang mungkin mengelirukan Bank;*

(k) **Disclosure / *Penzahiran*:** The Customer has fully disclosed in writing to the Bank all facts relating to the Customer which are material for disclosure to the Bank in the context of this Agreement; / *Pelanggan telah menzahirkan sepenuhnya semua fakta berkaitan dengan Pelanggan yang penting dan perlu untuk dizahirkan kepada Bank di bawah Perjanjian ini;*

(l) **Non-contravention / *Tiada Penentangan*:** The granting of the Facility by the Bank will not cause the Bank to contravene any law by which the Bank is bound by; / *Pemberian Pembiayaan ini oleh Bank tidak akan menyebabkan Bank melanggar apa-apa undang-undang yang mengikatnya;*

(m) **Business License / *Lesen Perniagaan*:** The Customer has a valid license issued by the relevant authorities for its business; / *Pelanggan mempunyai lesen sah yang dikeluarkan oleh pihak berkuasa yang berkaitan untuk perniagaannya;*

(n) **Exclusive Purpose / *Tujuan Khusus*:** The Facility shall be exclusively applied towards the Purpose; / *Pembiayaan ini hendaklah digunakan khusus bagi Tujuan yang ditetapkan;*

(o) **Financial Statements / *Penyata Kewangan*:** The audited financial statements (including the income and balance sheets) of the Customer for the financial year ended prior to the date of this Agreement have been prepared on a basis consistently applied in accordance with generally accepted accounting principles in Malaysia. The audited financial statements gives a true and fair view of the results of its operations for that year and the state of its affairs at that date, and in particular accurately discloses or reserves against all the liabilities (actual or contingent) of the Customer as at such date and all material unrealised or anticipated losses from any commitment entered into by the Customer and which existed on that date; / *Penyata kewangan beraudit (termasuk penyata pendapatan dan kunci kira-kira) Pelanggan bagi tahun kewangan yang berakhir sebelum tarikh Perjanjian ini telah disediakan berdasarkan dan mengikut asas prinsip perakaunan yang lazim digunapakai secara konsisten di Malaysia. Penyata kewangan tersebut memberikan gambaran yang benar dan tidak berat sebelah mengenai hasil operasi dan keadaan pengurusannya bagi tahun dan pada tarikh tersebut, dan secara khususnya dengan tepat mendedah atau menyembunyikan liabiliti (sebenar atau kontinjen) Pelanggan pada tarikh tersebut dan semua kerugian material yang tidak nyata atau dijangkakan dari sebarang komitmen yang dibuat oleh Pelanggan dan yang wujud pada tarikh tersebut;*

(p) **Conduct of Business / *Perniagaan*:** The Customer is conducting its business and operations in compliance with all applicable laws and regulations and all directives of governmental authorities having the force of law; / *Pelanggan menjalankan perniagaannya dengan mematuhi semua undang-undang dan peraturan yang berkaitan dan semua arahan pihak berkuasa kerajaan yang mempunyai kuasa undang-undang;*

(q) **Powers and Authorisations / *Kuasa dan Kebenaran*:** The memorandum and articles of association/constitution of the Customer include provisions which give power, and all necessary corporate authority has been obtained and action taken, for the Customer to own its assets, carry on its business and operations as they are now being conducted, and execute and deliver, and perform the transactions contemplated in this Agreement and the Security Documents to which the Customer is a party. This Agreement and the Security Documents constitute valid and binding obligations of the Customer enforceable in accordance with their respective terms; / *Memorandum dan artikel penubuhan/perlembagaan Pelanggan merangkumi peruntukan yang memberi kuasa, dan semua kebenaran korporat yang diperlukan telah diperolehi dan tindakan telah diambil, untuk Pelanggan memiliki asetnya, menjalankan perniagaan dan operasi sebagaimana yang dilakukan pada masa ini, dan melaksana dan menyampaikan, serta melakukan transaksi yang diperuntukkan dalam Perjanjian ini dan Dokumen Sekuriti di mana Pelanggan adalah pihak. Perjanjian ini dan Dokumen Sekuriti masing-masing membentuk obligasi Pelanggan yang sah dan mengikat yang boleh dikuat kuasa mengikut termanya;*

(r) **Change in Law / *Perubahan Undang-Undang*:** No extraordinary circumstances or change of law or other government action has occurred which makes it unlikely that the business of the Customer can be carried out or that the Customer will be able to observe and perform the covenants and obligations on its part to be performed and observed under this Agreement and the Security Documents to which the Customer is a party; / *Tiada keadaan luar biasa atau perubahan undang-undang atau tindakan kerajaan yang berlaku yang menjadikannya mustahil bagi perniagaan Pelanggan untuk dijalankan atau Pelanggan untuk dapat mematuhi dan melaksanakan perjanjian dan obligasinya di bawah Perjanjian ini dan Dokumen Sekuriti yang berkenaan;*

(s) **Enforcement / *Penguatkuasaan*:** This Agreement and the Security Documents constitute the legal, valid and binding obligations of the Customer respectively and are enforceable in accordance with their respective terms. The obligations of the Customer under this Agreement and the Security Documents in respect of the payment of principal, commission, profit, fees and other expenses and charges do not contravene any legislation or regulation binding on the Customer; / *Perjanjian ini dan Dokumen Sekuriti masing-masing membentuk obligasi yang sah dan mengikat Pelanggan dan boleh dikuat kuasa mengikut termanya. Obligasi Pelanggan di bawah Perjanjian ini dan Dokumen Sekuriti berkaitan dengan pembayaran prinsipal, komisen, keuntungan, fi dan perbelanjaan dan caj lain adalah tidak bertentangan dengan mana-mana undang-undang atau peraturan yang mengikat Pelanggan;*

(t) **No Security / *Tiada Sekuriti*:** Save and except as disclosed to the Bank, none of the assets of the Customer is affected by any encumbrance. The Customer is not a party to, nor is it or any of its assets bound by, any order, agreement or instrument under which the Customer is or may be required to create, assume or permit to arise any encumbrances, other than (i) those created pursuant to this Agreement and (ii) liabilities which are subject to liens or rights of set-off arising in the normal course of trading and the aggregate amount of which is not material; / *Kecuali seperti yang dimaklumkan kepada Bank, tiada aset Pelanggan yang terjejas oleh sebarang sekatan undang-undang. Pelanggan tidak menjadi pihak, dan ia atau mana-mana asetnya tidak terikat kepada, apa-apa perintah, perjanjian atau instrumen di mana Pelanggan adalah atau mungkin dikehendaki untuk mencipta, menganggap atau membenarkan pengenaan apa-apa sekatan undang-undang selain daripada (i) yang dibuat berdasarkan Perjanjian ini dan (ii) liabiliti yang tertakluk kepada lien atau hak untuk tolak selesai (set off) yang lazim dalam urus niaga dan amaun agregat yang tidak penting;*

(u) **Section 366 of the Companies Act 2016 (Power of court to order compromise or arrangement with creditors and members) / *Seksyen 366 Akta Syarikat 2016 (Kuasa Mahkamah untuk memerintahkan supaya dibuat kompromi atau perkiraan dengan pemiutang dan anggota)*:** No step has been taken by the Customer, its creditors or any of its shareholders or any other person in its behalf nor have any legal proceedings or applications been started or threatened under Section 366 of the Companies Act 2016; / *Tiada langkah telah diambil oleh Pelanggan, pemiutang atau mana-mana pemegang sahamnya atau mana-mana pihak lain bagi pihaknya atau sebarang prosiding atau permohonan undang-undang telah dimulakan atau diancam di bawah Seksyen 366 Akta Syarikat 2016;*

(v) **Takaful Protection / *Perlindungan Takaful*:** No event or circumstance has occurred, nor has there been any omission to disclose a fact which, to the best of the Customer's knowledge and belief after due enquiry would entitle any insurer to avoid or reduce its liability under any of the Takaful protection. All Takaful protection required to be effected by the Customer have been so effected and are valid and binding and in full force and effect and all contribution have been paid; / *Tiada peristiwa atau keadaan telah berlaku, atau apa-apa peninggalan dalam memberitahu maklumat yang, sepanjang pengetahuan dan kepercayaan Pelanggan selepas siasatan sewajarnya dilakukan, yang akan memberi hak kepada mana-mana pihak takaful untuk mengelak atau mengurangkan tanggungannya di bawah mana-mana perlindungan Takaful. Semua perlindungan Takaful yang perlu dilaksanakan oleh Pelanggan telah dilaksanakan dan adalah sah, terikat dan berkuat kuasa sepenuhnya dan semua sumbangan telah dibayar;*

(w) **No Immunity / *Kekebalan*:** The Customer is subject to civil and commercial law with regard to its obligations under this Agreement and the Security Documents. The execution, delivery and performance of this Agreement and the Security Documents constitute private and commercial acts rather than governmental or public acts. Neither the Customer nor any of its properties enjoy any immunity on the grounds of sovereignty or otherwise in respect of its obligations under this Agreement and the Security Documents; and / *Pelanggan adalah tertakluk kepada undang-undang sivil dan perdagangan berkenaan dengan obligasinya di bawah Perjanjian ini dan Dokumen Sekuriti. Penandatanganan, penyampaian dan pelaksanaan Perjanjian ini dan Dokumen Sekuriti merupakan tindakan peribadi dan perdagangan dan bukannya tindakan pemerintah atau awam. Pelanggan dan mana-mana asetnya tidak menikmati sebarang kekebalan berdasarkan alasan kedaulatan atau sebaliknya berkenaan dengan obligasinya di bawah Perjanjian ini dan Dokumen Sekuriti; dan*

(x) **Payment of Outgoings / *Pembayaran Belanja Pasti*:** The Customer have paid all quit rents, rates, taxes, assessments and other charges imposed or to be imposed by the government or any other competent authorities and other charges or levies and other outgoings in respect of the assets of the Customer. / *Pelanggan telah membayar semua cukai tanah, kadaran, cukai, taksiran dan caj lain yang dikenakan atau akan dikenakan oleh kerajaan atau mana-mana pihak berkuasa yang berkenaan dan lain-lain caj atau levi dan belanja pasti lain yang berkaitan dengan asetnya.*

5.2 Survival / ***Keberterusan***

The representations and warranties set out above shall survive the signing and delivery of this Agreement. / *Representasi dan waranti yang dinyatakan di atas akan terus berkuat kuasa setelah penandatanganan dan penyampaian Pembiayaan ini.*

6. UNDERTAKINGS / *AKU JANJI*

6.1 **Undertakings / *Aku janji***

The Customer undertakes with the Bank that from the date of this Agreement until all of the Indebtedness has been discharged:- / *Pelanggan mengaku janji dengan Bank bahawa dari tarikh Perjanjian ini sehingga semua Keberhutangannya telah dilepaskan:-*

(a) **Ranking / *Taraf*:** the liabilities of the Customer under this Agreement shall rank similar with all its other secured and/or unsecured liabilities except:- / *liabiliti Pelanggan di bawah Perjanjian ini adalah setaraf dengan semua liabiliti dijamin dan/atau tidak dijaminnya yang lain, selain daripada:-*

(i) liabilities which are subject to liens or rights of set off and the aggregate amount of which is not material; and / *liabiliti yang tertakluk kepada lien atau hak untuk menolak selesai (set off) dan amaun agregat yang tidak penting; dan*

(ii) liabilities which are preferred solely by Malaysian law. / *liabiliti yang diberi keutamaan hanya oleh undang-undang Malaysia.*

(b) **Consents / *Persetujuan*:** the Customer will deliver to the Bank certified copies of any approval or consent or the like to ensure the validity, enforceability or priority of the Customer's obligations or the rights of the Bank under this Agreement and/or the Security Documents; / *Pelanggan akan menyerahkan kepada Bank salinan diperakui sah apa-apa kelulusan atau kebenaran atau yang seakan dengannya bagi memastikan kesahihan, penguatkuasaan atau keutamaan obligasi Pelanggan atau hak Bank di bawah Perjanjian ini dan/atau Dokumen Sekuriti;*

(c) **Default / *Kemungkiran*:** if the Customer becomes aware of the occurrence of an Event of Default, it will immediately notify the Bank and provide the Bank with full details of any steps which the Customer is taking in order to remedy or mitigate the effect of the Event of Default; / *jika Pelanggan menyedari berlakunya Kejadian Ingkar, Pelanggan hendaklah dengan segera memberitahu Bank dan memberi butiran penuh kepada Bank akan langkah yang diambil bagi memulihkan atau mengurangkan kesan Kejadian Ingkar tersebut;*

(d) **Notice / *Notis*:** the Customer will promptly notify the Bank of:- / *Pelanggan akan memberitahu Bank dengan segera mengenai:-*

(i) any material change in its condition (financial or otherwise) of the Customer and/or the Security Party (if applicable) and of any litigation proceedings against the Customer and/or the Security Party (if applicable) which may affect the ability of the Customer and/or the Security Party (if applicable) to perform its obligations under this Agreement and the Security Documents (if applicable). All such notification are to be given to the Bank not later than fourteen (14) days after the Customer has knowledge of the same; / *sebarang perubahan penting dalam keadaan Pelanggan dan/atau Pibak Sekuriti (kewangan atau sebaliknya) (jika berkenaan) dan mengenai apa-apa prosiding litigasi terhadap Pelanggan dan/atau Pihak Sekuriti (jika berkenaan) yang mungkin memberi kesan kepada keupayaan Pelanggan dan/atau Pihak Sekuriti (jika berkenaan) untuk melaksanakan obligasinya di bawah Perjanjian ini dan Dokumen Sekuriti (jika berkenaan). Semua notis tersebut hendaklah diberi kepada Bank tidak melebihi empat belas (14) hari selepas Pelanggan mengetahui akan keadaan berkenaan;*

(ii) any breach of its undertakings under this Agreement and the Security Documents; / *sebarang kemungkiran aku janji Pelanggan di bawah Perjanjian ini dan Dokumen Sekuriti;*

(e) **Compliance / *Pematuhan*:** the Customer will punctually pay all monies due under the Facility and comply with all the undertakings contained in this Agreement; / *Pelanggan hendaklah membayar wang yang perlu dibayar di bawah Perjanjian ini tepat pada masa yang ditetapkan dan mematuhi semua aku janji di bawah Perjanjian ini;*

(f) **Information / *Maklumat*:** the Customer will deliver to the Bank promptly all such information as the Bank reasonably requests; / *Pelanggan hendaklah menyerahkan kepada Bank dengan segera semua maklumat yang diminta oleh Bank;*

(g) **Takaful:** the Customer will obtain and maintain any takaful protection scheme as the Bank may stipulate, which will be issued in its name or in the name of its director(s), shareholder(s), partner(s) or proprietor(s) (whichever applicable) with the Bank as its beneficiary for such Takaful protection as may be determined by the Bank from time to time; / *Pelanggan akan memperoleh dan mengekalkan mana-mana skim perlindungan takaful sebagaimana yang ditetapkan oleh Bank, yang akan dikeluarkan atas namanya atau nama pengarah, pemegang saham, rakan kongsi atau pemiliknya (mana yang berkenaan) dengan menamakan Bank sebagai benefisiari bagi perlindungan Takaful tersebut seperti yang ditentukan oleh Bank dari semasa ke semasa;*

(h) **Site Visit / *Lawatan Tapak*:** with prior notice from the Bank, the Customer will allow the Bank or its officers or its authorized agents at a reasonable time to visit the premises and/or sites where the Customer conduct its business and/or activities financed by the Facility; / *dengan notis terlebih dahulu daripada Bank, Pelanggan hendaklah membenarkan Bank atau pegawai atau wakilnya yang diberi kuasa pada masa yang munasabah untuk melawat premis dan/atau tapak di mana Pelanggan menjalankan perniagaannya dan/atau aktiviti yang dibiayai oleh Pembiayaan ini;*

(i) **Action / *Tindakan*:** the Customer shall execute and perform such further acts, deeds, documents and things as the Bank may require for the purpose of this Facility; / *Pelanggan hendaklah melaksanakan dan melakukan apa-apa tindakan, perbuatan, dokumen dan perkara selanjutnya sebagaimana yang dikehendaki oleh Bank bagi tujuan Pembiayaan ini;*

(j) **Other Particular Undertakings / *Lain-lain Aku Janji Khusus*:** the other undertakings as set out in the First Schedule of Part C. / *lain-lain aku janji khusus seperti yang dinyatakan dalam Jadual Pertama Bahagian C.*

7. **EVENTS OF DEFAULT / *KEJADIAN INGKAR***

7.1 The following shall constitute event(s) of default:- / *Perkara-perkara berikut sekiranya berlaku adalah kejadian ingkar:-*

(a) The Customer fails or defaults in the payment of any sum of money:- / *Pelanggan gagal atau mungkir membayar mana-mana amaun yang perlu dibayar:-*

(i) on its due date, whether formally demanded or not: or / *pada tarikh perlu dibayar sama ada dituntut secara rasmi atau tidak; atau*

(ii) (if due on demand) when demanded by virtue of the provisions of the Security Documents: or / *(sekiranya perlu dibayar apabila dituntut) apabila dituntut menurut peruntukan dalam Dokumen Sekuriti; atau*

(b) The Customer and/or the Security Party:- / *Pelanggan dan/atau Pihak Sekuriti:-*

(i) breaches any term of the Security Documents or in any document delivered under the Facility or the Security Documents; or / *melanggar mana-mana peruntukan Dokumen Sekuriti atau apa-apa dokumen di bawah Pembiayaan ini atau Dokumen Sekuriti; atau*

(ii) fails to comply with any notice given under any of the Security Documents requiring him to remedy any breach of the terms of such Security Documents; or / *gagal mematuhi mana-mana notis yang diberi di bawah Dokumen Sekuriti yang memerlukannya untuk memulihkan mana-mana pelanggaran peruntukan di bawah Dokumen Sekuriti tersebut; atau*

(c) Any representation or warranty made or implied under:- / *Apa-apa representasi atau waranti yang dibuat di bawah:-*

(i) the Letter of Offer, this Agreement or any other provision of Security Documents; or / *Surat Tawaran, Perjanjian ini atau mana-mana peruntukan Dokumen Sekuriti; atau*

(ii) any notice, certificate, letter or other documents delivered under the Security Documents; / *apa-apa notis, perakuan, surat dan dokumen lain di bawah Dokumen Sekuriti;*

is incorrect or misleading (as determined by the Bank) in a material detail as of the date on which it was made or deemed to have been made; or / *adalah tidak benar atau mengelirukan (seperti yang ditentukan oleh Bank) dalam butiran terperinci pada tarikh ia dibuat atau disifatkan telah dibuat; atau*

(d) Any event(s) has/have occurred, or a situation exists (including changes in the financial condition of the Customer and/or the Security Party), which might, in the opinion of the Bank, affect the ability of the Customer and/or the Security Party to perform his obligations under the Security Documents; or / *Apa-apa peristiwa yang telah berlaku, atau terdapat situasi (termasuk perubahan dalam keadaan kewangan Pelanggan dan/atau Pihak Sekuriti) yang boleh, menurut pendapat Bank, menjejaskan kemampuan Pelanggan dan/atau Pihak Sekuriti untuk melaksanakan obligasinya di bawah Dokumen Sekuriti; atau*

(e) The validity of any of the Security Documents is challenged by any person; or / *Kesahihan mana-mana Dokumen Sekuriti dipersoalkan oleh mana-mana pihak; atau*

(f) The Bank is of the opinion that any of the security created pursuant to the Security Documents is in jeopardy; or / *Bank berpendapat bahawa mana-mana sekuriti yang diberikan menurut Dokumen Sekuriti adalah dalam keadaan terancam; atau*

(g) It is or will become unlawful for the Customer and/or the Security Party to perform or comply with any one or more of the obligations of the Customer and/or the Security Party under the Security Documents; or / *Ianya adalah atau akan menjadi tidak sah bagi Pelanggan dan/atau Pibak Sekuriti untuk melakukan atau mematuhi salah satu atau lebih obligasinya di bawah Dokumen Sekuriti; atau*

(h) Any action, condition, consent or thing at any time required to be taken, fulfilled or done for any of the purposes stated in the Letter of Offer (relating to representations on authorisations and consents):- / *Apa-apa tindakan, syarat, persetujuan atau perkara yang pada bila-bila masa perlu diambil, dipenuhi atau dilakukan bagi apa-apa tujuan yang dinyatakan dalam Surat Tawaran (yang berkaitan dengan representasi mengenai kebenaran dan persetujuan):-*

(i) is not taken, fulfilled or done; or / *tidak diambil, dipenuhi atau dilakukan; atau*

(ii) ceases to be in full force and effect without modification; or / *tidak lagi berkuat kuasa sepenuhnya tanpa pengubahsuaian; atau*

(i) Cross default of:- / *Terdapat kemungkiran silang:-*

(i) any other indebtedness of the Customer and/or the Security Party becomes payable or due prematurely, or becomes capable of being declared payable or due prematurely, by reason of a default by the Customer and/or the Security Party in its obligations with respect to that indebtedness; or / *apa-apa keberhutangan lain Pelanggan dan/atau Pibak Sekuriti menjadi perlu dibayar atau menjadi boleh diisytiharkan perlu dibayar sebelum tarikh matang atau telah menjadi perlu dibayar atau telah menjadi boleh diisytiharkan perlu dibayar sebelum tarikh matang, disebabkan oleh kegagalan Pelanggan dan/atau Pibak Sekuriti dalam obligasinya berkaitan keberhutangan tersebut; atau*

(ii) the Customer and/or the Security Party fails to make any payment in respect of that indebtedness on the due date for such payment, or if due on demand when demanded; or / *Pelanggan dan/atau Pibak Sekuriti gagal membuat pembayaran bagi keberhutangan tersebut pada tarikh perlu dibayar, atau sekiranya perlu dibayar semata dituntut, apabila dituntut; atau*

(iii) upon the security for any such indebtedness becoming enforceable; or / *apabila sekuriti bagi keberhutangan tersebut menjadi boleh dikuat kuasa; atau*

(j) Any legal proceedings, suit or action of any kind whatsoever (whether criminal or civil) is instituted against the Customer and/or the Security Party; or / *Apa-apa prosiding undang-undang, saman atau apa-apa tindakan (sama ada jenayah atau sivil) dimulakan terhadap Pelanggan dan/atau Pibak Sekuriti; atau*

(k) A distress or execution or other process of a court of competent jurisdiction is levied upon or issued against all or any part of the property of the Customer and/or the Security Party and such distress, execution or other process is not discharged by the Customer and/or the Security Party within five (5) days from the date of such levy or issue; or / *Terdapat distres atau pelaksanaan atau apa-apa proses mahkamah yang mempunyai bidang kuasa dikenakan terhadap semua atau mana-mana bahagian aset Pelanggan dan/atau Pibak Sekuriti dan distres, pelaksanaan, atau proses tersebut tidak diselesaikan oleh Pelanggan dan/atau Pibak Sekuriti dalam masa lima (5) hari dari tarikh ia dikenakan; atau*

(l) Bankruptcy/winding up/receiver/manager proceeding:- / *Kebankrapan/penggulungan/penerima/pengurus prosiding:-*

(i) Any step or action is taken for the bankruptcy/winding up of the Customer and/or the Security Party; or / *Apa-apa langkah atau tindakan telah diambil untuk kebankrapan/penggulungan Pelanggan dan/atau Pibak Sekuriti; atau*

(ii) A petition for bankruptcy/winding up is presented against the Customer and/or the Security Party; or / *Petisyen untuk kebankrapan/penggulungan telah dikemukakan kepada Pelanggan dan/atau Pibak Sekuriti; atau*

(iii) Any receiver/manager/trustee/administrator or similar officer is appointed in respect of the business or assets of the Customer and/or the Security Party or any of their subsidiaries or distress or any form of execution is levied or enforced upon or sued out against its assets; or / *Mana-mana penerima/pengurus/pemegang amanah/pentadbir atau yang seakan dengannya telah*

dikenakan berkenaan dengan, perniagaan atau aset Pelanggan dan/atau Pihak Sekuriti atau mana-mana subsidiarinya atau distres atau apa-apa bentuk pelaksanaan dikenakan atau dilakukan atau didakwa terhadap asetnya; atau

(iv) If such proceeding or action has been taken by or against the Customer and/or the Security Party, that step or petition is not discharged or stayed within twenty-one (21) days from the date of the taking of the step or petition; or / *Sekiranya prosiding atau tindakan tersebut telah diambil terhadap Pelanggan dan/atau Pihak Sekuriti, langkah atau petisyen tersebut tidak diselesaikan dalam tempoh dua puluh satu (21) hari dari tarikh ianya diambil; atau*

(m) The Customer and/or the Security Party dies or becomes insane; or / *Pelanggan dan/atau Pihak Sekuriti meninggal dunia atau menjadi tidak waras; atau*

(n) Any event or series of events (whether within or outside of Malaysia and whether of a national or international nature) including any act of violence, terrorism, hostility or war or endemic or epidemic or other calamity occurs which in the Bank's opinion:- / *Apa-apa peristiwa atau rangkaian peristiwa (sama ada di dalam atau di luar Malaysia dan sama ada bersifat national atau antarabangsa) termasuk sebarang tindakan kekerasan, keganasan, permusuhan atau perang atau endemik atau wabak atau malapetaka lain berlaku yang pada pendapat Bank: -*

(i) could or might affect the Customer's and/or the Security Party's ability or willingness to fully comply with all or any of his obligations under any of the Security Documents or make it improbable that the Customer and/or any Security Party would be able to do so; or / *dapat atau mungkin mempengaruhi kemampuan atau kesediaan Pelanggan dan/atau Pihak Sekuriti untuk mematuhi semua atau salah satu obligasinya di bawah mana-mana Dokumen Sekuriti atau menjadikan ianya mustahil untuk Pelanggan dan/atau Pihak Sekuriti untuk berbuat demikian; atau*

(ii) would render it inadvisable or impractical for the Bank to make or continue to make the Facility available or allow any use of the Facility; or / *akan menjadikannya tidak wajar atau tidak praktikal untuk Bank membuat atau terus menyediakan atau membenarkan penggunaan Pembiayaan tersebut; atau*

(iii) could or might jeopardize the Facility or any of its security or the Bank's security position; or / *boleh atau mungkin membahayakan Pembiayaan atau apa-apa sekuritinya atau kedudukan keselamatan Bank; atau*

(o) If the Customer does not utilize the Facility for the Purpose; or / *Sekiranya Pelanggan tidak menggunakan Pembiayaan ini bagi Tujuan yang telah ditetapkan; atau*

(p) If any of the Security Documents cannot be perfected for any reason whatsoever or if any Security Documents which requires to be registered, cannot be registered or is invalid for any reason whatsoever; or / *Sekiranya terdapat mana-mana Dokumen Sekuriti yang tidak dapat disempurnakan, atau perlu tetapi tidak dapat didaftarkan atau tidak sah dengan apa sebab sekalipun; atau*

(q) The Customer and/or the Security Party or any of their subsidiaries changes or threatens to change the nature or scope of its business, suspends or threatens to suspend a substantial part of the present business operations or transfers or disposes a substantial part of its business or assets without the prior written consent of the Bank; or / *Pelanggan dan/atau Pihak Sekuriti atau mana-mana subsidiarinya mengubah atau mengancam untuk mengubah sifat atau skop perniagaannya, menangguhkan atau mengancam untuk menangguhkan sebahagian besar operasi perniagaannya atau memindahkan atau membuang sebahagian besar perniagaan atau asetnya tanpa kebenaran bertulis terlebih dahulu daripada Bank; atau*

(r) The Customer and/or the Security Party convenes a meeting of its creditors or proposes or makes any arrangement or composition for the purpose of considering a resolution or for making an administration order against or for winding up of the Customer and/or the Security Party; or / *Pelanggan dan/atau Pihak Sekuriti mengadakan pertemuan pemiutang atau mengusulkan atau membuat apa-apa pengaturan atau komposisi untuk tujuan mempertimbangkan suatu resolusi atau untuk membuat perintah pentadbiran terhadap atau untuk penggulungan Pelanggan dan/atau Pihak Sekuriti; atau*

(s) If the Customer and/or the Security Party provides false financial statements and/or other data required by the Bank; or / *Sekiranya Pelanggan dan/atau Pihak Sekuriti memberikan penyata kewangan dan/atau data lain yang diperlukan oleh Bank yang palsu; atau*

(t) The Customer or any of its directors, shareholders, partners or sole proprietor (whichever applicable) and/or the Security Party is blacklisted in any of the registered system in CCRIS, BNM and/or any third party or agency which handles the same service. / *Pelanggan atau mana-mana pengarah, pemegang saham, rakan kongsi atau pemilik tunggalnya (mana yang berkenaan) dan/atau Pihak Sekuriti disenarai hitamkan dalam mana-mana sistem berdaftar di CCRIS, BNM dan/atau pihak ketiga atau agensi yang mengendalikan perkhidmatan yang sama.*

7.2 If any of the events described in **Clause 7.1 of Part C** occurs:- / *Sekiranya mana-mana perkara dalam* ***Klausa 7.1 Bahagian C*** *berlaku:-*

(a) the Bank is entitled with notice to the Customer to suspend further utilisation of any or all of the Facility or to reduce the limit or amount made available under the Facility, without having to make a prior demand; and / *Bank boleh dengan memberi notis kepada Pelanggan untuk menangguhkan penggunaan mana-mana bahagian atau keseluruhan Pembiayaan ini, atau mengurangi had atau jumlah yang tersedia di bawah Pembiayaan, tanpa perlu membuat tuntutan terlebih dahulu; dan*

(b) the Bank's Sale Price will become and be deemed to be immediately due and payable regardless of any provision of this Agreement to the contrary. / *Harga Jualan Bank akan menjadi dan dianggap perlu dibayar serta-merta, walaupun sekiranya terdapat peruntukan Perjanjian ini yang bertentangan dengannya.*

7.3 If any of the events set out in **Clause 7.1 of Part C** occurs, the Bank is also entitled with notice to the Customer to take such action (whether on its own accord or through its agent(s)) as may be appropriate against the Customer, including:- / *Sekiranya mana-mana peristiwa yang dinyatakan dalam* ***Klausa 7.1 Bahagian C*** *berlaku, Bank juga boleh dengan memberi notis kepada Pelanggan mengambil tindakan (sama ada atas persetujuan sendiri atau melalui wakilnya) yang mungkin bersesuaian dengan Pelanggan, termasuk:-*

(a) action to recall or terminate the Facility or to sue for the recovery of the Bank's Sale Price either before, after or concurrently with the action to enforce any of the Security Documents; and / *tindakan untuk menarik balik atau menamatkan Pembiayaan ini atau menyaman bagi mendapatkan kembali Harga Jualan Bank sama ada sebelum, sesudah atau serentak dengan tindakan untuk menguatkuasakan mana-mana Dokumen Sekuriti; dan*

(b) to apply any credit balance in whatever currency standing to any account of the Customer with any office or branch of the Bank or any member of the Bank's group of companies, towards satisfaction of the Bank's Sale Price. / *untuk menggunakan baki kredit dalam apa-apa mata wang di dalam mana-mana akaun Pelanggan di mana-mana pejabat atau cawangan Bank atau mana-mana syarikat dari kumpulan syarikat Bank, bagi menyelesaikan Harga Jualan Bank.*

7.4 Any part of the Facility not disbursed or utilised before the default may be cancelled by the Bank. Upon such cancellation, any part of the Facility already disbursed or utilised will become due and immediately payable on demand, regardless of any provision of this Agreement to the contrary. / *Mana-mana bahagian Pembiayaan ini yang tidak dikeluarkan atau digunakan sebelum kemungkiran boleh dibatalkan oleh Bank. Setelah pembatalan tersebut, mana-mana bahagian Pembiayaan yang telah dikeluar atau digunakan akan serta merta menjadi perlu dibayar atas tuntutan Bank, walaupun sekiranya terdapat peruntukan Perjanjian ini yang bertentangan dengannya.*

7.5 All monies received by the Bank from any proceeding instituted or step taken under any of the Security Documents shall, subject to statutory priorities (if any), be applied by the Bank:- / *Semua wang yang diterima oleh Bank dari mana-mana prosiding atau langkah yang diambil di bawah mana-mana Dokumen Sekuriti, tertakluk kepada prioriti berkanun (jika berkenaan), hendaklah digunapakai:-*

Firstly / *Pertama* in the enforcement of any of the Security Documents or in the performance of any duties or the exercise of any powers vested in the Bank, in payment of any costs, charges, expenses and liabilities incurred by the Bank and every person appointed by the Bank under the Security Documents. / *dalam penguatkuasaan mana-mana Dokumen Sekuriti atau dalam melaksanakan apa-apa kewajipan atau penguatkuasaan kuasa Bank, dalam pembayaran apa-*

apa kos, caj, perbelanjaan dan liabiliti yang ditanggung oleh Bank dan setiap orang yang dilantik oleh Bank di bawah Dokumen Sekuriti.

Secondly / *Kedua* in or towards payment to the Bank of all profit, as the case may be, then accrued and remaining unpaid in respect of the Facility, or the balance thereof for the time being payable. / *terhadap pembayaran semua keuntungan terakru dan masih belum dibayar di bawah Pembiayaan ini atau baki yang masih belum dibayar pada masa ia perlu dibayar.*

Thirdly / *Ketiga* in or towards payment to the Bank of the principal sum due and remaining unpaid under the Facility. / *terhadap pembayaran baki amaun prinsipal tertunggak dan masih belum dibayar di bawah Pembiayaan ini.*

Fourthly / *Keempat* in or towards payment to the Bank of all other monies due and remaining unpaid under any or all of the Security Documents. / *terhadap pembayaran amaun lain yang tertunggak dan masih belum dibayar di bawah mana-mana Dokumen Sekuriti.*

Fifthly / *Kelima* any surplus shall be paid to the Customer or such persons entitled thereto. / *jumlah lebihan bendaklah dibayar kepada Pelanggan atau pihak lain yang berhak pada masa tersebut.*

Provided that if the Bank is of the opinion that the security may prove deficient, payments may be made to the Bank on account of principal before profit. Such alteration in the order of payment will not prejudice the right of the Bank to receive the full amount to which it would have been entitled if the primary order had been observed, or any lesser amount which the sum ultimately realised from the security may be sufficient to pay. / *Sekiranya Bank berpendapat bahawa sekuriti yang diberi adalah kurang, bayaran boleh dibuat kepada Bank ke atas prinsipal sebelum keuntungan. Perubahan sedemikian dalam susunan pembayaran tidak akan menjejaskan hak Bank untuk menerima amaun penuh sekiranya perintah utama telah dipatuhi, atau apa-apa amaun yang lebih rendah yang jumlahnya akhirnya direalisasikan dari sekuriti mungkin mencukupi untuk pembayaran.*

7.6 If the amount recovered or realised under the Security Documents after deduction and payment of all fees, costs, expenses and other outgoings, is less than the amount due to the Bank, the Customer will pay to the Bank the difference between the amount due and the amount so realised. Until payment will also pay Compensation *(Ta'widh)* on such balance. / *Sekiranya amaun yang diperolehi atau direalisasikan Bank di bawah Dokumen Sekuriti selepas penolakan dan pembayaran semua fi, kos dan perbelanjaan lain adalah kurang daripada amaun yang perlu dibayar kepada Bank, Pelanggan hendaklah membayar kepada Bank perbezaan amaun berkenaan dan sehingga pembayaran selesai. Pelanggan juga hendaklah membayar kepada Bank bayaran Ganti Rugi (Ta'widh) ke atas amaun tersebut.*

8 ALL PAYMENT RECEIVED TO BE PAYMENT IN GROSS / *SEMUA PEMBAYARAN DITERIMA DIANGGAP SEBAGAI PEMBAYARAN KASAR*

All monies received by the Bank shall be treated as payments in gross or in total of the Bank's Sale Price covenanted to be paid. The Customer or any other person(s) claiming under the Customer shall have no claim to such securities (or any part thereof) or any interest to such securities unless and until the Bank has received the full Bank's Sale Price due and payable to the Bank. / *Semua wang yang diterima oleh Bank dianggap sebagai pembayaran kasar atau keseluruhan dari Harga Jualan Bank yang dijanjikan untuk dibayar. Pelanggan atau mana-mana pihak lain yang menuntut bagi pihak Pelanggan tidak boleh menuntut sekuriti tersebut atau mana-mana bahagian atau mana-mana keuntungan melainkan dan sehingga Bank telah menerima keseluruhan Harga Jualan Bank yang terhutang kepada Bank.*

CONCURRENT ACTION / *PROSIDING SERENTAK*

Notwithstanding any provision of this Agreement, it is expressly agreed that upon an Event of Default, the Bank has the right to exercise all or any of the remedies available whether by the Security Documents or by statute or otherwise. The Bank is entitled to exercise such remedies concurrently, including pursuing all remedies of sale or possession pursuant to the Security Documents and civil suit to recover all monies due and payable to the Bank. / *Tanpa mengambil kira mana-mana peruntukan Perjanjian ini, sekiranya berlaku Kejadian Ingkar, Bank boleh melaksanakan semua atau mana-mana remedi yang sedia ada sama ada di bawah Dokumen Sekuriti dan/atau di bawah mana-mana undang-undang yang berkenaan atau sebaliknya. Bank boleh melaksanakan remedi-remedi tersebut secara*

serentak, termasuk melakukan semua remedi penjualan atau pemilikan menurut Dokumen Sekuriti dan tuntutan sivil untuk mendapatkan kembali semua wang yang perlu dibayar dan tertunggak kepada Bank.

10. INDEMNITY / *TANGGUNG RUGI*

The Customer will fully indemnify the Bank from and against any expense, loss, damage or liability which the Bank may incur as a consequence of the occurrence of any Event of Default and the above indemnity shall extend to any Compensation *(Ta'widh)* or other sums payable under this Agreement and/or the Security Document(s) (if applicable) in the event the expense, loss, damage or liability is caused by the Customer's negligence. / *Pelanggan akan menanggung rugi Bank sepenuhnya daripada dan terhadap sebarang perbelanjaan, kerugian, kerosakan atau liabiliti yang mungkin ditanggung oleh Bank akibat daripada berlakunya mana-mana Kejadian Ingkar dan tanggung rugi tersebut juga merangkumi Ganti Rugi (Ta'widh) atau jumlah lain yang perlu dibayar di bawah Perjanjian ini dan/atau Dokumen Sekuriti (jika berkenaan) sekiranya perbelanjaan, kerugian, kerosakan atau liabiliti tersebut berpunca daripada kecuaian Pelanggan.*

11. RIGHT TO CONSOLIDATE AND SET OFF / *PENYATUAN DAN PENGGABUNGAN AKAUN*

11.1 The Bank reserves the right at any time at its discretion and with notice to the Customer to combine or consolidate all or any of its accounts including accounts jointly with others (of any nature whether subject to notice or not) wheresoever situate with any liabilities and obligations owed or incurred by the Customer to the Bank. / *Bank boleh pada bila-bila masa mengikut budi bicaranya dengan memberi notis kepada Pelanggan, menyatukan atau menggabungkan kesemua atau mana-mana akaun Pelanggan termasuk akaun bersama dengan mana-mana pihak (apa-apa jenis akaun sama ada tertakluk kepada notis atau tidak) di mana-mana jua beserta liabiliti dan obligasi yang ditanggung oleh Pelanggan terhadap Bank.*

11.2 The Bank can also set-off or transfer any sum standing to the credit of any one or more of such accounts in or towards satisfaction of any of the Customer's liabilities due and payable to the Bank by giving seven (7) days prior notice to the Customer before such set off or transfer. / *Bank juga boleh membuat penolakan selesai atau memindahkan apa-apa jumlah ke atas kredit mana-mana akaun tersebut untuk menyelesaikan liabiliti Pelanggan kepada Bank dengan memberi notis kepada Pelanggan dalam tempoh tujuh (7) hari sebelum penolakan selesai atau pindahan tersebut dilaksanakan.*

12. CROSS DEFAULT / *KEMUNGKIRAN SILANG*

12.1 The Customer expressly agrees that:- / *Pelanggan bersetuju secara nyata bahawa:-*

(a) if any sum is due from the Customer to the Bank at any time; or / *sekiranya terdapat apa-apa jumlah yang perlu dibayar oleh Pelanggan kepada Bank pada bila-bila masa; atau*

(b) if the Customer may be or become liable to the Bank anywhere on banking account or any other account current or otherwise in any manner; or / *sekiranya Pelanggan menjadi bertanggungjawab kepada Bank di mana sahaja pada akaun Perbankan atau mana-mana akaun lain, sama ada akaun semasa atau selainnya dengan apa cara sekalipun; atau*

(c) if default is made in any provisions of such account or in any other banking facilities granted by the Bank to the Customer or in any of the provisions in this Agreement; / *sekiranya kemungkiran berlaku terhadap peruntukan mana-mana akaun atau lain-lain kemudahan perbankan yang ditawarkan oleh Bank kepada Pelanggan atau di bawah Perjanjian ini;*

then in any such event, the Indebtedness together with all monies payable under such account or other banking facilities aforesaid will immediately become due and payable and the Security Documents will become immediately enforceable. / *maka dalam keadaan tersebut, Keberhutangan dan semua wang yang perlu dibayar di bawah akaun atau kemudahan perbankan tersebut akan serta merta menjadi perlu dibayar dan Dokumen Sekuriti akan berkuat kuasa serta merta.*

ASSIGNMENT BY THE BANK / *PENYERAHAN HAK*

The Bank may, upon giving notice to the Customer, assign its rights and/or transfer its obligations under the Security Documents or subject to the terms of the Security Documents and:- / *Bank boleh, dengan memberi notis kepada Pelanggan, menyerahkan hak dan/atau memindah milik obligasinya di bawah Dokumen Sekuriti atau tertakluk kepada terma Dokumen Sekuriti dan:-*

(a) for this purpose may disclose to a potential assignee, transferee or any other person who derives or may derive rights or obligations under the Security Documents, such information about the Customer as is available to the Bank; / *untuk tujuan ini, Bank boleh menzahirkan maklumat Pelanggan yang sedia ada kepada penerima hak, penerima milik, atau mana-mana pihak berpotensi yang memperoleh atau mungkin memperoleh hak atau obligasi di bawah Dokumen Sekuriti;*

(b) where the Bank transfers all or any part of its obligations, the Customer shall execute such documents as are reasonably necessary to release the Bank to the extent of the transfer and join the transferee as a party hereto; and / *sekiranya Bank telah memindah milik semua atau sebahagian obligasinya, Pelanggan akan menandatangani apa-apa dokumen seperti yang diperlukan untuk melepaskan Bank setakat mana pemindah milikan tersebut dan menyertai penerima milik menjadi sebagai pihak di bawah Perjanjian ini; dan*

(c) where the Bank transfers all its obligations and rights under this Agreement, the Customer will subsequently deal solely with the transferee with respect to payments, notices and other matters relating to the administration of this Agreement. / *sekiranya Bank telah memindah milik semua obligasi dan haknya di bawah Perjanjian ini, Pelanggan akan seterusnya berhubung terus dengan penerima milik berkenaan pembayaran, notis dan hal ehwal lain yang berkaitan dengan Perjanjian ini.*

14. NO ASSIGNMENT BY THE CUSTOMER / *TIADA SERAHAN HAK OLEH PELANGGAN*

The Customer may not assign its rights and/or transfer any of its obligations or benefits under the Security Documents. / *Pelanggan tidak boleh menyerahkan dan/atau memindah milik apa-apa obligasi dan kepentingannya di bawah Perjanjian ini.*

15. SCHEDULES/ANNEXURES / *JADUAL/LAMPIRAN*

The Schedules/Annexures annexed to this Agreement will be taken, read and construed as an important part of this Agreement. / *Jadual/Lampiran yang dilampirkan bersama Perjanjian ini adalah diambil kira, dibaca dan ditafsir sebagai sebahagian penting Perjanjian ini.*

16. SEVERABILITY / *PENGASINGAN*

Any provision of this Agreement or the Security Documents hereof which is invalid, unenforceable or prohibited will not affect the validity or enforceability of the other provisions of this Agreement or the Security Documents. / *Apa-apa peruntukan di bawah Perjanjian ini dan Dokumen Sekuriti yang didapati tidak sah, tidak boleh dikuat kuasa atau dilarang tidak akan menjejaskan kesahihan dan penguatkuasaan peruntukan selainnya dalam Perjanjian ini dan Dokumen Sekuriti.*

17. EVIDENCE OF INDEBTEDNESS / *BUKTI KEBERHUTANGAN*

In any proceeding relating to this Agreement, a statement of account or any other statement as to any amount due and payable to the Bank under this Agreement which is certified as being correct by an officer of the Bank will, except for obvious error, be binding and conclusive evidence against the Customer and the Security Party as to the amount due and payable to the Bank under the Facility. / *Dalam apa-apa prosiding yang berhubungan dengan Perjanjian ini, suatu penyata terbadap apa-apa amaun yang perlu dibayar kepada Bank di bawah Perjanjian ini yang telah diakui betul oleh pegawai Bank, melainkan terdapat kesilapan yang jelas, adalah mengikat dan menjadi bukti nyata terhadap Pelanggan dan Pihak Sekuriti bahawa amaun tersebut adalah perlu dibayar di bawah Pembiayaan.*

18. MODIFICATIONS / PENGUBAHSUAIAN

18.1 The security, liabilities and obligations created by this Agreement will continue to be valid and binding for all purposes notwithstanding: / *Sekuriti, liabiliti dan obligasi di bawah Perjanjian ini akan terus menjadi sah dan mengikat untuk segala tujuan, tanpa mengambil kira:*

(a) any time or indulgence which the Bank may from time to time grant to the Customer for the payment of monies due to the Bank or for the observance or performance of any term, stipulation, undertaking, promissory or undertaking on the part of the Customer to be observed and performed under the terms of this Agreement and the Security Documents; or / *sebarang lanjutan masa atau kelonggaran yang diberi oleh Bank kepada Pelanggan dari semasa ke semasa bagi pembayaran jumlah yang perlu dibayar kepada Bank ataupun pematuhan atau pelaksanaan sebarang terma, perjanjian, aku janji atau janji hutang yang perlu dipatuhi atau dilaksanakan oleh Pelanggan di bawah Perjaanjian ini dan Sekuriti Dokumen; atau*

(b) any arrangement entered into or any composition accepted by the Bank modifying its rights and remedies under this Agreement and/or the Security Documents by way of any alteration in the obligations, terms, stipulations, undertakings, promissory(ies) and undertaking contained in the Agreement or by any forbearance whether as to payment time performance or otherwise. / *sebarang perjanjian atau komposisi yang diterima oleh Bank yang mengubahsuai hak dan remedinya di bawah Perjanjian ini dan/atau Dokumen Sekuriti melalui pindaan terhadap obligasi, terma, perjanjian, aku janji atau janji hutang di bawah Pembiayaan ini atau kegagalan dalam pembayaran, masa, perlaksanaan atau selainnya*

19. WAIVER / *PENGENEPIAN*

No failure or delay or omission on the part of the Bank in exercising any right, power, privilege or remedy accruing to the Bank under this Agreement upon any default on the Customer's part will reduce any such right, power, privilege or remedy. Nor will it be interpreted as a waiver or consent to such default. Nor will any action by the Bank in respect of any default or any acquiescence in any such default, affect or reduce any right, power, privilege or remedy of the Bank in respect of any other or subsequent default. / *Tiada kegagalan atau kelewatan atau peninggalan dari pihak Bank dalam melaksanakan hak, kuasa, hak istimewa atau remedinya di bawah Perjanjian ini apabila berlaku kemungkiran di pihak Pelanggan akan mengurangkan hak, kuasa, hak istimewa atau remedi tersebut. Tidak juga ia ditafsirkan sebagai pengenepian atau persetujuan terhadap kemungkiran tersebut. Tidak juga apa-apa tindakan Bank berkenaan dengan sebarang kemungkiran atau ketidakbantahan terhadap kemungkiran tersebut akan mempengaruhi atau mengurangkan hak, kuasa, hak istimewa atau remedi Bank berkenaan dengan kemungkiran yang lain atau berikutnya.*

20. ADDITIONAL SECURITIES / *SEKURITI TAMBAHAN*

Nothing contained in this Agreement shall prejudice or affect any lien to which the Bank is entitled to or any other securities which the Bank may at any time hold for or on account of the Indebtedness. Nor shall anything contained in this Agreement operate so as merge or otherwise prejudice or affect any guarantee, mortgage, charge, lien or other security which the Bank may for the time being have for any monies intended to be hereby or otherwise secured or any right or remedy of the Bank thereunder. / *Tiada apa-apa peruntukan di bawah Perjanjian ini akan menjejaskan atau memberi prejudis kepada apa-apa lien atau sekuriti yang dipegang oleh Bank untuk Keberhutangan di bawah Pembiayaan ini. Tiada juga apa-apa yang terkandung dalam Perjanjian ini akan berfungsi sebagai gabungan atau memberi prejudis kepada atau menjejaskan apa-apa jaminan, gadai janji, gadaian, lien atau sekuriti lain yang dimiliki oleh Bank untuk sebarang wang yang dimaksudkan untuk dijamin atau mana-mana hak atau remedi Bank di bawahnya.*

21. EFFECT OF PAYMENT OF THE INDEBTEDNESS / *KESAN PEMBAYARAN KEBERHUTANGAN*

Notwithstanding anything to the contrary contained in this Agreement, it is agreed that on the satisfaction by payment or otherwise of the whole of the Indebtedness, all the provisions contained in this Agreement will cease to be of any effect but without prejudice to the Bank's rights and remedies against the Customer in respect of any antecedent claim or breach of undertaking. / *Tanpa mengambil kira apa-apa yang bertentangan dalam Perjanjian ini, adalah dipersetujui bahawa dengan penyelesaian melalui pembayaran atau sebaliknya akan keseluruhan Keberhutangan, semua peruntukan yang terkandung dalam Perjanjian ini akan tidak lagi berkuat kuasa tetapi tanpa*

menjejaskan hak dan remedi Bank terhadap Pelanggan berkenaan dengan tuntutan sebelumnya atau pelanggaran aku janji.

22. AMENDMENT AND/OR VARIATION OF TERMS AND CONDITIONS / *PINDAAN DAN/ATAU PERUBAHAN TERMA DAN SYARAT*

It is hereby expressly agreed and declared by the parties that, regardless of any of the provisions of this Agreement to the contrary, the provisions of this Agreement may at any time and from time to time be varied or amended by the Bank by serving twenty one (21) days prior notice of its intention provided that such amended terms does not jeopardise the Customer's rights. Such provisions and terms so varied or amended shall be enforceable from the date specified in the said notice and shall be read and construed as if such amendments and variations have been incorporated into and had formed part of this Agreement at the time of execution. / *Adalah dengan ini dipersetujui dan diisytiharkan oleh pihak-pihak yang terlibat bahawa, tanpa mengambil kira peruntukan Perjanjian ini yang bertentangan, peruntukan Perjanjian ini boleh dipinda atau diubah oleh Bank dari semasa ke semasa dengan memberi notis dua puluh satu (21) hari sebelumnya kepada Pelanggan dengan syarat bahawa pindaan atau perubahan terma tersebut tidak menjejaskan hak Pelanggan. Peruntukan yang diubah akan mula berkuat kuasa dari tarikh seperti yang dinyatakan dalam notis tersebut dan hendaklah dibaca dan ditafsirkan seolah-olah pindaan dan variasi tersebut adalah sebahagian Perjanjian ini dari awal pelaksanaannya.*

23. CHANGES IN CIRCUMSTANCES / *PERUBAHAAN KEADAAN*

23.1 Illegality / *Ketidaksahan*

Where the introduction or variation of any law or order makes it obvious that it will be unlawful or impractical for the Bank to fulfil its obligations under this Agreement:- / *Sekiranya terdapat apa-apa pengenalan dan perubahan dalam mana-mana undang-undang atau perintah yang jelas menunjukkan bahawa adalah tidak sah di sisi undang-undang atau tidak praktikal bagi Bank untuk melaksanakan obligasinya di bawah Pembiayaan ini:-*

(a) the Bank shall notify the Customer of the same; and / *Bank hendaklah memberi notis kepada Pelanggan tentang keadaan tersebut; dan*

(b) if the Bank is unable to avoid the effects of such introduction or variation, the Customer will, upon being so notified of this request, settle the Bank's Sale Price in full to the Bank in accordance with **Clause 8 of Part A** and the Facility will be cancelled. / *sekiranya Bank tidak mampu untuk mengelakkan keadaan tersebut, setelah penerimaan notis, Pelanggan dikehendaki membuat pembayaran Pembiayaan ini kepada Bank selaras dengan* ***Klausa 8 Bahagian A*** *dan Pembiayaan ini akan dibatalkan.*

23.2 Increased Costs / *Kenaikan Kos*

Without prejudice to any clauses in this Agreement where the Bank determines that the introduction or variation of any law or order from BNM or other relevant authority which:- / *Tanpa menjejaskan mana-mana peruntukan di bawah Perjanjian ini, sekiranya Bank mendapati terdapat apa-apa perubahan undang-undang atau perintah dari BNM yang:-*

(a) imposes or modifies any reserve, deposit or similar requirement against any assets held by, or deposits with, or finance by the Bank; or / *mengenakan atau mengubah apa-apa rizab, deposit atau keperluan yang serupa terhadap apa-apa aset yang dipegang oleh, atau deposit dengan, atau kewangan oleh Bank; atau*

(b) subjects the Bank to any tax with respect to or changes the basis of taxation in respect of any payment made or to be made to the Bank (except for changes in the rate of tax on the overall net income of the Bank); or / *mengenakan apa-apa cukai ke atas Bank berkenaan dengan atau mengubah asas percukaian berkenaan dengan apa-apa pembayaran yang dibuat atau akan dibuat kepada Bank (kecuali perubahan kepada kadar cukai ke atas pendapatan bersih keseluruhan Bank); atau*

(c) imposes on the Bank any other condition affecting its granting of the Facility; or / *mengenakan apa-apa syarat lain ke atas Bank yang memberi kesan kepada pemberian Pembiayaan ini; atau*

(d) would increase the Bank's cost to maintain the Facility; or / *akan meningkatkan kos Bank untuk*

menyenggara Pembiayaan ini; atau

(e) reduce the amount of any sum received by it in respect of the Facility; or / *mengurangkan apa-apa jumlah wang yang diterima olehnya berkaitan dengan Pembiayaan ini; atau*

(f) oblige it to make any payment on the amount of any sum received by it from the Customer under this Agreement; / *mewajibkannya membuat apa-apa pembayaran atas apa-apa jumlah yang diterima olehnya daripada Pelanggan di bawah Perjanjian ini;*

then: / *maka*

(i) the Bank will notify the Customer of the circumstances leading to its determination and use all reasonable efforts to avoid the effects of such introduction or variation; / *Bank akan memaklumkan kepada Pelanggan akan keadaan tersebut serta berusaha untuk menghindari kesan daripada perubahan tersebut;*

(ii) the Customer will on demand pay to the Bank such amounts as the Bank at any time (including after prepayment) notifies the Customer to be necessary to compensate it for such additional cost, reduction or payment; and / *Pelanggan hendaklah membayar kepada Bank apa-apa amaun seperti yang diminta oleh Bank pada bila-bila masa (termasuk selepas pra-pembayaran) sebagai ganti rugi akibat daripada kenaikan kos atau pengurangan jumlah diterima tersebut; dan*

(iii) at any time thereafter, so long as the circumstances giving rise to the obligation to make the compensating payment continue:- / *pada bila-bila masa selepas itu, selagi keadaan yang menimbulkan obligasi membayar bayaran ganti rugi tersebut masih berterusan: -*

(aa) at the Customer's irrevocable election (by notice to the Bank) the Facility shall be cancelled; and / *atas pilihan tidak boleh batal Pelanggan (dengan memberi notis kepada Bank) yang tidak boleh batal, Pembiayaan ini akan dibatalkan; dan*

(bb) the Customer may upon giving the Bank not less than thirty (30) days' irrevocable notice, settle the Bank's Sale Price in full with the Bank subject to and in accordance with **Clause 8 of Part A**. / *Pelanggan boleh dengan memberi notis tidak boleh batal sekurang-kurangnya tiga puluh (30) hari terdahulu kepada Bank, membuat pembayaran penuh Harga Jualan Bank tertakluk dan menurut kepada* ***Klausa 8 Bahagian A***.

23.3 Notice / Notis

Where the Customer has given notice under **Clause 8 of Part A** to settle the Bank's Sale Price in full, the amount of the Bank's Sale Price shall become due and payable on the expiry of the period specified in the notice to the Bank. / *Apabila Pelanggan telah memberikan notis di bawah* ***Klausa 8 Bahagian A*** *untuk menjelaskan sepenuhnya Harga Jualan Bank, jumlah Harga Jualan Bank akan menjadi perlu dibayar setelah habis tempoh yang dinyatakan dalam notis tersebut.*

23.4 Amount / Amaun

On settlement of the Bank's Sale Price, the Customer will pay to the Bank any Compensation *(Ta'widh)* and any other charges due to the Bank under this Agreement (including any sum payable under the indemnity contained in **Clause 10 of Part C**. / *Dalam menjelaskan Harga Jualan Bank, Pelanggan akan membayar kepada Bank apa-apa Ganti Rugi (Ta'widh) dan caj lain yang perlu dibayar kepada Bank di bawah Perjanjian ini (termasuk jumlah yang perlu dibayar di bawah tanggung rugi yang terkandung dalam* ***Klausa 10 Bahagian C***.

23.5 Notifications / Pemberitahuan

Any determination or notification by the Bank concerning any matter referred to in this Clause, will, in the absence of obvious error, be conclusive evidence as to that matter and will be binding on the Customer. / *Sebarang penentuan atau pemberitahuan oleh Bank mengenai perkara yang disebut dalam Klausa ini, jika tiada kesalahan yang jelas, akan menjadi bukti konklusif mengenai perkara tersebut dan mengikat Pelanggan.*

RECONSTRUCTION OF THE BANK / *PENSTRUKTURAN SEMULA BANK*

The security, liabilities and/or obligations created by this Agreement and/or the Security Documents will continue to be valid and binding for all purposes notwithstanding any change by amalgamation, reconstruction or otherwise which may be made in the constitution of the Bank and it is expressly declared. / *Sekuriti, liabiliti dan/atau obligasi yang tercipta oleh Perjanjian ini dan/atau Dokumen Sekuriti adalah terus sah dan mengikat untuk semua tujuan walaupun terdapat perubahan pada perlembagaan Bank melalui penggabungan, penstrukturan semula atau selainnya dan ianya hendaklah diisytiharkan secara nyata.*

25. CHANGES IN CUSTOMER/ *PERUBAHAN PADA PELANGGAN*

The securities, liabilities and/or obligations created by this Agreement and the Security Documents will continue to be valid and binding for all purposes notwithstanding any change whether by reason of amalgamation, bankruptcy, death, incorporation, liquidation, reconstruction, winding up or otherwise in the name, style, constitution, or composition of the Customer. The expression "the Customer" in this Agreement and the Security Documents includes the person for the time being deriving title under the Customer and it is expressly declared that no change of any sort relating to or affecting the Customer will in any way affect the security, liabilities and/or obligations created by this Agreement and the Security Documents in relation to any transaction whether past, present or future. / *Sekuriti, liabiliti dan/atau obligasi di bawah Perjanjian ini dan Dokumen Sekuriti adalah terus sah dan mengikat untuk semua tujuan walaupun terdapat perubahan pada Pelanggan atau pada nama, cara, perlembagaan atau komposisinya atas sebarang sebab termasuk penggabungan, kebankrapkan, kematian, pemubuhan, pembubaran, pengstrukturan semula, penggulungan Pelanggan atau selainnya. Ungkapan "Pelanggan" dalam Perjanjian ini dan Dokumen Sekuriti termasuk pihak yang pada masa ini memperoleh hak milik di bawah Pelanggan dan adalah secara nyata diisytiharkan bahawa tiada apa-apa perubahan yang berkaitan dengan atau mempengaruhi Pelanggan akan dengan apa-apa cara menjejaskan liabiliti, sekuriti dan/atau obligasi yang tercipta oleh Perjanjian ini dan Dokumen Sekuriti berhubung dengan sebarang transaksi sama ada pada masa lalu, kini atau hadapan.*

26. SUCCESSORS BOUND / *PENGGANTI TERIKAT*

This Agreement and the Security Documents will be valid and binding upon the parties as well as their respective heirs' personal representatives and successors in title and assign as the case may be. / *Perjanjian ini dan Dokumen Sekuriti adalah sah dan mengikat terhadap pihak-pihak terlibat dan juga waris, pengganti hak milik dan penerima serah hak masing-masing.*

27. LAW APPLICABLE / *UNDANG-UNDANG TERPAKAI*

27.1 This Agreement will be governed by and interpreted in all respects in accordance with the laws of the States of Malaysia and the parties submit to the jurisdiction of the Courts of the States of Malaysia in all matters connected with the obligations and liabilities of the parties under this Agreement. The parties further agree that the service of any Writ of Summons or any legal process in respect of any action arising out of or connected with this Agreement may be effected in the manner set out in **Clause 2 of Part C**. / *Perjanjian ini adalah ditadbir dan ditafsir mengikut undang-undang Malaysia dan pihak-pihak terlibat berserah kepada bidang kuasa mahkamah Malaysia dalam semua perkara yang berkaitan dengan obligasi dan liabiliti pihak-pihak terlibat di bawah Perjanjian ini. Pihak-pihak terlibat juga bersetuju bahawa penyerahan apa-apa Writ Saman atau proses undang-undang yang berkaitan dengan Perjanjian ini akan diserahkan mengikut cara yang dinyatakan di* ***Klausa 2 Bahagian C.***

27.2 NOTWITHSTANDING the above, the parties further agree that for the avoidance of doubt, in any interpretation, questions disputes and/or references by the parties or in any proceedings before any court or arbitrator, in relation with and concerning *Shariah* issues, principles and/or practices, all parties will take into consideration any published rulings of the *Shariah* Advisory Council of BNM or in its absence, refer to the interpretation, questions, disputes and/or references to the *Shariah* Advisory Council of BNM whose rulings and/or recommendations will then be binding on and followed by all parties. / *WALAUBAGAIMANAPUN, pihak-pihak terlibat bersetuju selanjutnya, untuk mengelakkan keraguan, dalam mana-mana tafsiran, persoalan pertikaian dan/atau rujukan oleh pihak-pihak terlibat atau dalam mana-mana prosiding di hadapan mana-mana mahkamah atau penimbangtara, mengenai isu-isu Syariah, prinsip dan/atau amalan, semua pihak akan mengambil kira sebarang keputusan yang diterbitkan oleh Majlis Penasihat Syariah BNM atau dalam ketiadaannya, merujuk kepada tafsiran, persoalan, pertikaian*

dan/atau rujukan kepada Majlis Penasihat Syariah BNM yang mana keputusan dan/atau cadangannya akan kemudian mengikat dan diikuti oleh semua pihak.

28. **ANTI MONEY LAUNDERING, ANTI TERRORISM FINANCING AND PROCEEDS OF UNLAWFUL ACTIVITIES ACT 2001 (AMLA) / *AKTA PENCEGAHAN PENGUBAHAN WANG HARAM, PENCEGAHAN PEMBIAYAAN KEGANASAN DAN HASIL DARIPADA AKTIVITI HARAM 2001 (AMLA)***

The Customer is prohibited from utilizing the Facility granted for any unlawful activities as stipulated under the AMLA. The Bank has the right to obtain all information required as well as the financing source related to the Customer. The Bank also has the right to lodge a report to the relevant authorities and to extend full cooperation in order for the authorities to carry out their duties under the AMLA. If it is found that the Customer is in violation of AMLA, the Bank is entitled forthwith to exercise all of its rights contained in **Clause 7 of Part C.** / *Pelanggan dilarang menggunakan Pembiayaan ini untuk sebarang aktiviti haram seperti dinyatakan di bawah AMLA. Bank mempunyai hak untuk mendapatkan semua maklumat yang diperlukan termasuk sumber pembiayaan berkaitan Pelanggan. Bank juga mempunyai hak untuk membuat laporan dan memberi kerjasama penuh kepada pihak berkuasa yang berkenaan bagi menjalankan tugas mereka di bawah AMLA. Sekiranya Pelanggan didapati melanggar AMLA, Bank boleh melaksanakan semua haknya yang terkandung dalam* **Klausa 7 Bahagian C** *dengan serta merta.*

29. **PERSONAL DATA PROTECTION ACT 2010 / *AKTA PERLIDUNGAN DATA PERIBADI 2010***

The Customer acknowledges that the Bank in exercising its rights, duties and obligations under this Agreement and in exercising its daily operation and in providing its Customers a high quality of service may need to contact, inform and/or notify the Customer with details of the Bank's services. The Bank will at all times capture and process the Customer's personal information in accordance with the requirements set out in Personal Data Protection Act 2010. The Bank will obtain the Customer's express consents and authorization to release the Customer's name, address, email address, telephone number(s) and any other information to any third party for the marketing and promotion of the Bank's products and services. Such consent and authorisation may be withdrawn at any time by the Customer by giving adequate prior written notice to the Bank. / *Pelanggan mengakui bahawa Bank dalam melaksanakan hak, tanggungjawab dan obligasinya di bawah Surat Tawaran ini dan menjalankan operasi hariannya dan memberi kualiti perkhidmatan yang tinggi kepada Pelanggan, mungkin perlu menghubungi dan/atau memberi notis kepada Pelanggan untuk memaklumkan mengenai butiran perkhidmatan Bank. Bank akan mematuhi peruntukan yang ditetapkan di bawah Akta Perlindungan Peribadi 2010 pada setiap masa Bank mengguna dan memproses maklumat peribadi Pelanggan. Bank akan mendapatkan kebenaran daripada Pelanggan untuk memberikan nama, alamat, alamat e-mel, nombor telefon dan apa-apa maklumat lain yang berkaitan dengan Pelanggan kepada pihak ketiga bagi tujuan pemasaran dan promosi produk dan perkhidmatan Bank. Pelanggan boleh menarik balik kebenaran tersebut pada bila-bila masa dengan memberi notis bertulis kepada Bank dalam satu tempoh yang mencukupi.*

30. **TERMS OF LETTER OF OFFER INCORPORATED / *TERMA DAN SYARAT SURAT TAWARAN***

All the terms and conditions of the Letter of Offer will be deemed to be incorporated into and form part of this Agreement (whether such provision are repeated in this Agreement or not) subject to such alterations or variations where necessary to make the provisions of the Letter of Offer consistent with the provisions of this Agreement. In the event of any conflict or discrepancy between the provisions of the Letter of Offer and the provisions of this Agreement, the provisions of the Letter of Offer will prevail for the purpose of interpretation and enforcement of this Agreement. / *Segala terma dan syarat Surat Tawaran dianggap sebagai sebahagian daripada Perjanjian ini (sama ada peruntukan tersebut diulang dalam Perjanjian ini atau tidak) tertakluk kepada apa-apa perubahan yang perlu untuk membuat peruntukan Surat Tawaran tersebut selaras dengan peruntukan Perjanjian ini. Sekiranya berlaku apa-apa pertikaian atau perselisihan antara mana-mana peruntukan dalam Surat Tawaran dan Perjanjian ini, peruntukan dalam Surat Tawaran akan diberi keutamaan bagi tujuan interpretasi dan penguatkuasaan Perjanjian ini.*

31. **PRINCIPAL & SECONDARY INSTRUMENTS / *INSTRUMEN PRINSIPAL & SEKUNDER***

IT IS HEREBY AGREED AND DECLARED that this Agreement and the Security Documents are instrument employed in one transaction to secure the payment of the Bank's Sale Price and all other monies payable under this Agreement within the meaning of Section 4 (3) of the Stamp Act 1949, and for the purpose of the said section, this Agreement is deemed to be the principal or primary instrument. / *ADALAH DENGAN INI DIPERSETUJUI DAN DIISYTIHARKAN bahawa Perjanjian ini dan Dokumen Sekuriti adalah instrumen yang digunakan dalam satu transaksi untuk menjamin pembayaran Harga Jualan Bank dan amaun lain yang perlu dibayar di bawah Perjanjian ini mengikut Seksyen 4 (3) Akta Setem 1949, dan bagi tujuan seksyen tersebut, Perjanjian ini dianggap sebagai prinsipal atau instrumen utama.*

End of Part C / *Tamat Bahagian C*

FIRST SCHEDULE OF PART C / *JADUAL PERTAMA BAHAGIAN C*
(Clause 6.1(j) of Part C) / *(Klausa 6.1(j) Bahagian C)*
OTHER PARTICULAR UNDERTAKINGS / *LAIN-LAIN AKU JANJI KHUSUS*

(a) *The Customer shall pledge BSN Term Deposit/BSN Term Deposit-i/BSN Sijil Simpanan Premium for an amount of / **Pelanggan hendaklah mengemukakan Term Deposit BSN/Term Deposit-i BSN/ Sijil Simpanan Premium BSN berjumlah* RM as collateral security for the payment of the Facility by executing the Memorandum of Deposit. The security is to be retained by the Bank for a period of / *sebagai cagaran pembayaran Pembiayaan ini dengan menandatangani Memorandum Deposit. Jumlah tersebut akan dipegang oleh Bank untuk tempoh masa*

( ) years / *tahun.*

(*delete if not applicable / **Padamkan jika tidak berkenaan*)

IN WITNESS WHEREOF the execution and/or the Common Seal of the Customer was hereunto affixed and the Bank by its Attorney has hereunto set his hand. / ***DALAM KESAKSIAN BAHAWA*** *tandatangan dan/atau cop mohor kami Pelanggan dan Bank oleh wakilnya telah diturunkan di sini.*

Bank

SIGNED by / *DITANDATANGANI oleh*)
)
for and on behalf / *untuk dan bagi pihak*)
BANK SIMPANAN NASIONAL)
in the presence of / *disaksikan oleh:-*)

....
Name / *Nama:* NOR BAIZURA AHMAD
NRIC No. / *No. K/P:* 860711-33-5158

....
Name / *Nama:* MOHD HAIDAR HADRI BIN MA'MIN
NRIC No. / *No. K/P:* 841013-04-5053

Customer / *Pelanggan*

Sole Proprietorship / *Pemilikan Tunggal:*

*The execution of this Agreement by / **Dilaksanakan oleh*)
the Customer / *Pelanggan*)
in the presence of / *disaksikan oleh:-*)

....
Name / *Nama:*
NRIC No. / *No. K/P:*

....
Name / *Nama:*
NRIC No. / *No. K/P:*
Trading as / *Berniaga sebagai:*
Registration No. / *No. Pendaftaran:*

Company Stamp / *Cop Syarikat:*

Partnership/Limited Liability Partnership (LLP) / *Perkongsian/Perkongsian Liabiliti Terhad (PLT)*:

*The execution of this Agreement by / **Dilaksanakan oleh*)
the Customer / *Pelanggan*)
in the presence of / *disaksikan oleh*:-)

....
Name / Nama:
NRIC No. / No. K/P:

....
Name / Nama:
NRIC No. / No. K/P:
Trading as / Berniaga sebagai:
Registration No. / No. Pendaftaran:

....
Name / Nama:
NRIC No. / No. K/P:
Trading as / Berniaga sebagai:
Registration No. / No. Pendaftaran:

....
Name / Nama:
NRIC No. / No. K/P:
Trading as / Berniaga sebagai:
Registration No. / No. Pendaftaran:

....
Name / Nama:
NRIC No. / No. K/P:
Trading as / Berniaga sebagai:
Registration No. / No. Pendaftaran:

....
Name / Nama:
NRIC No. / No. K/P:
Trading as / Berniaga sebagai:
Registration No. / No. Pendaftaran:

Company Stamp / *Cop Syarikat*:

Private Limited Company / *Syarikat Sendirian Berhad*:

The execution of this Agreement by / **Dilaksanakan oleh*)
the Customer / *Pelanggan*)
in the presence of / *disaksikan oleh*:-)

....
Name / Nama: NORUL JANNAH JAHARI
NRIC No. / No. K/P: 850630-14-5476

....
Name / Nama: **NG CHEN LOK**
NRIC No. / No. K/P: **870203-06-5701**
Position / *Jawatan*: **PENGARAH**

AND/OR / *DAN/ATAU*

....
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

Company Stamp / *Cop Syarikat*:

SAGTEC GROUP SDN BHD
(1283508-P)
10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur.
Tel: 03-33100089

AND/OR / *DAN/ATAU*

*The execution of this Agreement by / **Dilaksanakan oleh*)

(Company No. / *No. Syarikat*)
was duly effected in a manner authorised
by its constitution under the Seal of the
Customer of which the said Seal was
hereunto affixed in the presence of:
dalam satu cara yang dikuat kuasa oleh
Perlembagaannya di bawah Cap Mohor Rasminya
dan Cap Mohor itu diturunkan di sini di hadapan:

....
Name / Nama:
NRIC No. / No. K/P:

....
Director / *Pengarah*
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Director / *Pengarah*
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Director / *Pengarah*
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Director / *Pengarah*
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

AND/OR / *DAN/ATAU*

....
Director / *Pengarah*
Name / Nama:
NRIC No. / No. K/P:
Position / *Jawatan*:

*Delete whichever not applicable / **Padam mana tidak berkenaan*

PART D / ***BAHAGIAN D***
LETTER OF OFFER / ***SURAT TAWARAN***

T01BBF9AB1XW025

BSN

CAWANGAN UTAMA NEGERI WILAYAH PERSEKUTUAN KUALA LUMPUR

Rujukan kami : **14040202101033242042**
Tarikh : 03 FEB 2021
No. Telefon : **03-21623222**

SAGTEC GROUP SDN. BHD.
No Pendaftaran/Syarikat:
201801021489 (1283508-P)
10-2 JLN TANJUNG SD 13/2
BDR SRI DAMANSARA 52200
KUALA LUMPUR

("Pelanggan")

Jika Pelanggan bersetuju menerima tawaran ini, sila isikan nombor BSN GIRO-i Akaun Syarikat Pelanggan di dalam ruangan di bawah:
No. Akaun

Sekiranya Pelanggan belum mempunyai BSN GIRO-i Akaun Syarikat, Pelanggan boleh membuka akaun tersebut di mana-mana cawangan BSN yang berhampiran.

Tuan/Puan,

TAWARAN KEMUDAHAN BSN MICRO-I (TAWARRUQ)

Dimaklumkan bahawa permohonan syarikat tuan/puan untuk mendapatkan kemudahan pembiayaan yang dinyatakan di atas (**"Pembiayaan"**) telah diluluskan oleh pihak Bank Simpanan Nasional (**"Bank"**) tertakluk kepada terma-terma dan syarat-syarat berikut:

1	**Jumlah Pembiayaan / Harga Belian**	Ringgit Malaysia **Lima Puluh Ribu** (RM **50,000.00**) sahaja
2	**Harga Jualan**	Ringgit Malaysia **Tujuh Puluh Enam Ribu Satu Ratus Lapan Puluh dan Dua Puluh Sen** (**RM76,180.20**) sahaja
3	**Tujuan**	Sebagai pembiayaan atau kegunaan perniagaan untuk tujuan keperluan berikut: (a) Modal pusingan kerja; dan/atau (b) Pembelian aset perniagaan; dan/atau (c) Pengubahsuaian premis perniagaan (jika berkenaan). Pelanggan hendaklah memastikan Pembiayaan tidak digunakan untuk membiayai aktiviti perniagaan yang tidak halal atau tidak patuh Syariah. Bank boleh menarik balik Pembiayaan sekiranya ianya tidak digunakan untuk tujuan yang ditetapkan.
4	**Kadar Keuntungan** *[*Batalkan yang tidak berkenaan]*	**Tiga Perpuluhan Lima Kosong** peratus (**3.50** %) setahun dikira di atas asas ***tetap *(flat rate)*** atau ***baki bulanan *(fixed rate)*** Walau apa pun peruntukan lain yang terkandung di sini, Kadar Keuntungan boleh dipinda tertakluk kepada terma dan syarat tambahan di Bahagian 3 (jika berkenaan) dengan syarat Bank memberi notis dua puluh satu (21) hari sebelum tarikh berkuatkuasa pindaan tersebut atau sekiranya berlaku sebarang kejadian ingkar di bawah Pembiayaan.

5	**Tempoh Pembiayaan**	**5.5** tahun / **66** bulan
6	**Ansuran Bulanan** *[*Batalkan yang tidak berkenaan]*	(a) Ansuran bulanan sebanyak RM **910.00** untuk tempoh **59** bulan; dan (b) *Ansuran bulanan sebanyak RM**885.40** untuk bulan terakhir. (c) Bayaran Ansuran Bulanan pertama akan bermula **pada tarikh pengeluaran Pembiayaan** pada bulan berikutnya (ulang bulanan) selepas pengeluaran penuh Pembiayaan oleh Bank dan/atau pada tarikh yang akan diputuskan oleh Bank mengikut budi bicaranya; (d) Ansuran Bulanan bagi bulan-bulan berikutnya adalah pada tarikh yang sama setiap bulan sehingga tamat Tempoh Pembiayaan; (e) Notis pemberitahuan permulaan bayaran Ansuran Bulanan dan nombor Akaun Pembiayaan akan dihantar kepada Pelanggan selepas pembayaran keluar semua amaun Pembiayaan oleh Bank; dan (f) Sebarang perubahan jumlah bayaran Ansuran Bulanan atas sebarang sebab termasuk perubahan Kadar Keuntungan akan dimaklumkan oleh Bank kepada Pelanggan dua puluh satu (21) hari sebelum tarikh berkuatkuasa perubahan tersebut mengikut cara dan kaedah yang ditentukan oleh Bank.
7	**Perbelanjaan Berkenaan** *[*Masukkan (Tiada) jika tidak berkenaan]*	(a) Satu (1) bulan Ansuran Bulanan Terdahulu RM **910.00** (b) Dua (2) bulan Deposit Sekuriti RM **1,820.00** (c) Sumbangan Perlindungan Takaful *(jika berkenaan)* RM **–Tiada–** (d) Duti Setem : (i) Surat tawaran RM **10.00** (ii) *Perjanjian Pembiayaan RM **250.00** (iii) *Jaminan & Ganti Rugi *(jika berkenaan)* RM **10.00** (iv) *Memorandum Deposit *(jika berkenaan* RM **–Tiada–** (v) *Jaminan Korporat *(jika berkenaan)* : RM **–Tiada–** (vi) **Letter of Set Off* (LOSO) (jika berkenaan) : RM**–Tiada–** (vii) *Perakuan Berkanun (jika berkenaan) : RM **20.00** (e) Fi Wakalah (Yuran Wakil) : RM **30.00**

8	(a) **Penjamin** *[jika berkenaan]*	Maklumat Penjamin yang dinyatakan di Klausa 1 Bahagian 3.
	(b) **Jaminan Korporat** *[jika berkenaan]*	Maklumat Penjamin yang dinyatakan di Klausa 1 Bahagian 3.
9	**Dokumen Sekuriti**	(a) Surat Tawaran ini yang merangkumi; (i) Permintaan Pembelian Berserta Aku Janji (Wa'd) untuk Membeli; (ii) Surat Pelantikan Bank Sebagai Wakil Pembelian; (iii) Surat Pelantikan Bank Sebagai Wakil Penjualan; (b) Perjanjian Pembiayaan; (c) Suratcara Jaminan & Ganti Rugi (jika berkenaan); (d) Memorandum Deposit (jika berkenaan); (e) *Letter of Set Off* (jika berkenaan); (f) Suratcara Jaminan Korporat (jika berkenaan);dan (g) Lain-lain dokumen sekuriti yang ditetapkan oleh Bank (jika berkenaan).
10	**Terma dan Syarat Khas:** Sila rujuk Bahagian 1	
11	**Terma dan Syarat Am:** Sila rujuk Bahagian 2.	
12	**Terma dan Syarat Tambahan (yang mana berkenaan):** Sila rujuk Bahagian 3.	

Surat Tawaran ini adalah tertakluk kepada kontrak muktamad yang terdiri daripada Dokumen Sekuriti, yang akan ditandatangani oleh Pelanggan dan Bank dan lain-lain pihak sekuriti (jika berkenaan). Terma-terma dan syarat-syarat yang terkandung di dalam Surat Tawaran ini adalah tidak menyeluruh dan terma-terma dan syarat-syarat tambahan akan dimasukkan ke dalam Dokumen Sekuriti (jika difikirkan perlu).

Surat Tawaran ini adalah sah untuk tempoh empat belas (14) hari dari tarikh ianya dikeluarkan atau mana-mana tarikh lanjutan sekiranya dibenarkan oleh Bank. Sekiranya Surat Tawaran ini tidak diterima, ditandatangani dan dikembalikan kepada Bank dalam tempoh masa yang dinyatakan, tawaran ini boleh dianggap terbatal dan tidak sah. Bank bagaimanapun, atas budi bicaranya boleh melanjutkan tempoh sah laku tawaran dari semasa ke semasa.

Sebelum menerima dan menandatangani Surat Tawaran ini, Pelanggan dinasihatkan untuk membaca dan memahami keseluruhan terma dan syarat Surat Tawaran dan Dokumen Sekuriti Pembiayaan ini dan berhubung terus dengan pegawai Bank untuk mendapatkan penjelasan lanjut berkaitan sebarang terma dan syarat berkaitan.

Sekian terima kasih.

Dengan hormatnya
BANK SIMPANAN NASIONAL

Pegawai

NOR BAIZURA AHMAD
PEGAWAI
PEMBIAYAAN PERNIAGAAN
JAB PERBANKAN RUNCIT
BANK SIMPANAN NASIONAL

Pengurus

MOHD HAIDAR HADRI BIN MA'MIN
PENGURUS
PEMBIAYAAN PERNIAGAAN & REVIEW
NEGERI WILAYAH PERSEKUTUAN
JAB PERBANKAN RUNCIT
BANK SIMPANAN NASIONAL

PENGAKUAN PENERIMAAN PEMBIAYAAN

1. Saya/kami telah membaca dan memahami segala terma-terma dan syarat-syarat di dalam Surat Tawaran ini dan lampirannya. Saya/Kami memperakui bahawa saya/kami telah mendapatkan penjelasan daripada Pegawai Bank serta telah dinasihatkan untuk mendapatkan pendapat undang-undang bebas berkenaan hak-hak dan tanggungjawab saya/kami di bawah Surat Tawaran ini atau mana-mana Dokumen Sekuriti berkaitan Pembiayaan ini dan saya/kami mengambil maklum akan segala tanggungjawab yang dinyatakan di sini.

2. Saya/kami mengaku dan mengesahkan bahawa:
   (a) saya/kami adalah pegawai yang diberi kuasa untuk menerima, menandatangani Surat Tawaran ini dan Dokumen Sekuriti berkenaan serta menguruskan Pembiayaan ini;
   (b) mana-mana pengarah, rakan kongsi atau pemilik tunggal (yang mana berkenaan) saya/kami dan/atau Penjamin tidak mempunyai suami/isteri atau anak atau ibu/bapa yang bekerja di Bank ini;
   (c) syarikat kami adalah aktif dan tiada prosiding penggulungan / pembubaran / insolvensi sedang atau akan diambil terhadap kami.

3. Saya/kami:-
   (a) membenarkan Bank membuat apa-apa urusan debit ke atas mana-mana akaun milik saya/kami di Bank bagi tujuan menyelesaikan tunggakan bayaran balik dan/atau menyelesaikan bayaran tunggakan dan/atau Caj Ganti Rugi dan/atau apa-apa pendahuluan oleh Bank yang telah dibuat dan/atau apa-apa kos lain jika saya/kami gagal mematuhi notis-notis yang dikeluarkan;

   (b) akan menjelaskan apa-apa amaun yang telah didahulukan oleh Bank jika saya/kami membatalkan penerimaan tawaran Pembiayaan ini atau sekiranya pihak Bank membatalkan tawaran Pembiayaan ini atas sebab sebarang maklumat yang saya/kami bekalkan untuk tujuan Pembiayan ini didapati tidak benar atau atas sebab-sebab lain yang munasabah selepas saya/kami menandatangani Surat Tawaran.

4. Saya/kami dengan ini menerima tawaran Pembiayaan ini.

Pemilikan Tunggal:

**Tandatangan:.. Tarikh:.......................................
Nama:
No.K/P:
Berniaga sebagai:

Cop Syarikat:

*Disaksikan oleh:

**Tandatangan:.. Tarikh:.......................................
Nama:
No.K/P:

Perkongsian/ Perkongsian Liabiliti Terhad :

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

Cop Syarikat :

*Disaksikan oleh:

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:

Syarikat Sendirian Berhad:

**Tandatangan:.. Tarikh: 03 FEB 2021
Nama: **NG CHEN LOK**
No.K/P: **870203-06-5701**
Jawatan: **PENGARAH**

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

Cop/Meterai Syarikat (jika berkenaan): SAGTEC GROUP SDN BH
(1283508-P)
10-2, Jalan Tanjung
Bandar Sri D
52200 K
Tel

Disaksikan oleh:

**Tandatangan:.. Tarikh: 03 FEB 2021
Nama: NORUL JANNAH JAHARI
No.K/P: 850630-14-5476

*[*Nota: Saksi hendaklah kakitangan Bank/** Batalkan yang tidak berkenaan]*

TERMA DAN SYARAT KHAS

1. PEMBIAYAAN DAN BUTIR-BUTIRNYA

1.1 Konsep Pembiayaan

Pembiayaan ini adalah di bawah prinsip Syariah *Murabahah* Komoditi (Tawarruq).

1.2 Cara Pembiayaan

(a) Bank atas permintaan Pelanggan melalui "Permintaan Pembelian Berserta Aku Janji (Wa'd) untuk Membeli" (**"Permintaan Pembelian"**) (Lampiran 1), Bank akan membeli komoditi atau aset yang patuh Syariah (**"Komoditi"**) seperti yang dijanjikan di dalam Permintaan Pembelian.

(b) Pelanggan melantik Bank sebagai wakil untuk melaksanakan tugas-tugas berikut:-

(i) Lantikan Pertama
Sebagai wakil bagi membeli Komoditi daripada Bank bagi pihak Pelanggan melalui "Surat Pelantikan Bank Sebagai Wakil Pembelian" (Lampiran 2);

(ii) Lantikan Kedua
Sebagai wakil bagi menjual Komoditi kepada pembeli-pembeli Komoditi bagi pihak Pelanggan melalui "Surat Pelantikan Bank Sebagai Wakil Penjualan" (Lampiran 3).

Sebagai balasan terhadap pelantikan tersebut, Fi Wakalah seperti pada Perkara 7(e) Surat Tawaran akan dikenakan terhadap Pelanggan;

(c) Setelah tindakan di Klausa 1.2(b)(i) di atas dimuktamadkan, Bank akan menjual Komoditi kepada Pelanggan atas dasar Murabahah pada Harga Jualan yang merangkumi Harga Belian dan kadar keuntungan yang dipersetujui dengan kaedah bayaran secara bertangguh. Bank akan bertindak sebagai wakil Pelanggan untuk melaksanakan proses pembelian Komoditi daripada Bank;

(d) Seterusnya Bank bertindak sebagai wakil Pelanggan akan menjual Komoditi secara tunai kepada pembeli pihak ketiga pada Harga Belian. Hasil jualan yang bersamaan dengan amaun Pembiayaan (tertakluk kepada sebarang penolakan Perbelanjaan Berkenaan seperti di Perkara 7 Surat Tawaran) akan dikeluarkan kepada Pelanggan mengikut Klausa 9.2 Bahagian 1;

(e) Bayaran Harga Jualan akan dibuat secara beransur-ansur setiap bulan (**"Ansuran Bulanan"**) oleh Pelanggan kepada Bank dalam tempoh yang ditetapkan oleh Bank sepanjang tempoh yang dinyatakan di Perkara 5 Surat Tawaran (**"Tempoh Pembiayaan"**).

2. SYARAT KELULUSAN

2.1 Tawaran ini adalah tertakluk kepada perkara-perkara berikut:-

(a) Pelanggan dan/atau Penjamin dan/atau lain-lain pihak sekuriti (jika berkenaan) memenuhi terma dan syarat kelayakan skim Pembiayan ini;

(b) Pelanggan dan/atau Penjamin dan/atau lain-lain pihak sekuriti (jika berkenaan) tidak digulungkan dan/atau bukan seorang bankrap;

(c) Pelanggan dan/atau Penjamin dan/atau lain-lain pihak sekuriti (jika berkenaan) telah mengemukakan segala dokumen yang diperlukan oleh Bank.

2.2 Tawaran ini akan dianggap batal sekiranya Pelanggan dan/atau Penjamin dan/atau lain-lain pihak sekuriti (jika berkenaan) gagal melepasi syarat kelulusan di atas.

3. ANSURAN BULANAN

3.1 Cara Bayaran Ansuran Bulanan

(a) Bayaran Ansuran Bulanan boleh dibuat melalui kaedah berikut:-

(i) Tunai melalui kaunter di mana-mana cawangan Bank; atau

(ii) Melalui arahan tetap BSN GIRO-i Akaun Syarikat Pelanggan; atau

(iii) Melalui arahan tetap daripada institusi kewangan lain; atau

(iv) Pindahan dana melalui IBG/ pembayaran secara elektronik (*e-payment*);atau

(v) Mesin Teller Automatik (ATM)/ Mesin Deposit Tunai (CDM)/ perbankan internet MyBSN/ Ejen Bank (EBB); atau

(vi) Mana-mana kaedah lain yang boleh ditentukan oleh Bank dari semasa ke semasa;

(b) Bank akan mengeluarkan notis pemberitahuan permulaan bayaran Ansuran Bulanan kepada Pelanggan selepas proses pengeluaran Pembiayaan disempurnakan;

(c) Bank boleh mengubah cara bayaran Ansuran Bulanan dengan memberi notis secara bertulis kepada Pelanggan dua puluh satu (21) hari sebelum tarikh berkuatkuasa perubahan tersebut; dan

(d) Bayaran Ansuran Bulanan hendaklah dijelaskan dalam tempoh sebulan dari tarikh ia sepatutnya dibayar. Sekiranya Pelanggan gagal membayar Ansuran Bulanan dalam tempoh tersebut, Bank boleh mengenakan Caj Ganti Rugi (*Ta'widh*) pada kadar yang dinyatakan pada Klausa 4 Bahagian 1 yang dikira bermula serta merta selepas tarikh Ansuran Bulanan tersebut sehingga ke tarikh bayaran diterima oleh Bank.

3.2 Ansuran Bulanan Terdahulu

Pelanggan membenarkan Bank menolak Ansuran Bulanan terdahulu seperti yang dinyatakan di Perkara 7(a) Surat Tawaran daripada amaun Pembiayaan (**"Ansuran Bulanan Terdahulu"**) yang akan digunapakai untuk membayar apa-apa Ansuran Bulanan tertunggak atau lain-lain liabiliti Pelanggan kepada Bank (jika ada).

3.3 Deposit Sekuriti

(a) Pelanggan membenarkan Bank menolak amaun seperti yang dinyatakan di Perkara 7(b) Surat Tawaran daripada amaun Pembiayaan (**"Deposit Sekuriti"**) yang akan disimpan di dalam Akaun Pembiayaan Pelanggan sepanjang Tempoh Pembiayaan.

(b) Pelanggan bersetuju dan memberi kuasa kepada Bank untuk melakukan penandaan (tagging) atau pembekuan Deposit Sekuriti sehingga keseluruhan amaun Pembiayaan dan apa-apa jumlah liabiliti Pelanggan dibayar sepenuhnya dan/atau setelah Pembiayaan ini ditamatkan atas apa-apa sebab sekalipun.

(c) Setelah Pembiayaan ditamatkan dan berlaku apa-apa perkara kemungkiran Pembiayaan, Bank boleh menggunapakai Deposit Sekuriti untuk mengurangkan Ansuran Bulanan tertunggak atau mana-mana liabiliti Pelanggan. Deposit Sekuriti atau mana-mana bakinya (jika ada) akan dikembalikan kepada Pelanggan ke akaun simpanan Pelanggan, setelah Pelanggan membuat penjelasan penuh Harga Jualan dan apa-apa liabiliti Pelanggan kepada Bank. Dalam kes tertentu tertakluk kepada budi bicara Bank, Pelanggan diberikan opsyen untuk menggunapakai Deposit Sekuriti bagi tujuan penjelasan penuh Pembiayaan.

3.4 Perbelanjaan Berkenaan

Pelanggan membenarkan Bank menolak amaun/caj yang dinyatakan Perkara 7 Surat Tawaran (**"Perbelanjaan Berkenaan"**) dari Pembiayaan semasa pengeluaran dibuat.

4. CAJ GANTI RUGI *(TA'WIDH)*

4.1 Sekiranya Pelanggan gagal untuk membayar mana-mana bayaran Ansuran Bulanan dalam tempoh yang ditetapkan, pelanggan akan dikenakan caj ganti rugi (*Ta'widh*) seperti berikut:-

(a) **Caj Ganti Rugi (Sepanjang Tempoh Pembiayaan)**

Caj ganti rugi yang dikira pada kadar satu peratus (1%) setahun ke atas jumlah tertunggak yang dikira bermula serta merta selepas tarikh Ansuran Bulanan tersebut sehingga ke tarikh bayaran diterima oleh Bank. Kadar yang dikenakan oleh Bank tidak boleh digandakan ke atas Ansuran Bulanan tertunggak.

(b) **Caj Ganti Rugi (Selepas Tempoh Pembiayaan)**

Caj ganti rugi yang dikira pada kadar Pasaran Wang Antara Bank Islam (*Islamic Interbank Money Market* (IIMM)) ke atas jumlah yang tertunggak bermula serta merta selepas tarikh tamat Tempoh Pembiayaan sehingga tarikh penyelesaian sepenuhnya diterima oleh Bank. Kadar yang dikenakan oleh Bank tidak boleh digandakan ke atas baki Harga Jualan tertunggak.

5. TAKAFUL

5.1 Skim Perlindungan Takaful

(a) Pelanggan diberi pilihan untuk mengambil skim perlindungan takaful untuk melindungi pembayaran Pembiayaan di atas nama Pelanggan dan/atau pengarah, pemegang saham, rakan kongsi dan/atau pemilik tunggal Pelanggan (jika berkenaan) yang ditentukan oleh Bank mengikut budi bicaranya (jika berkenaan) atau apa-apa polisi perlindungan takaful yang lain (jika berkenaan) dengan mana-mana syarikat takaful yang diluluskan oleh Bank pada bila-bila masa. Skim perlindungan takaful tersebut perlu dikekalkan untuk keseluruhan Tempoh Pembiayaan.

(b) Bank hendaklah dinamakan sebagai benefisiari terhadap skim perlidungan takaful tersebut. Skim perlindungan takaful tersebut akan dikembalikan kepada Pelanggan setelah penjelasan penuh Pembiayaan dan apa-apa amaun tertunggak.

5.2 Cara bayaran sumbangan perlindungan takaful

Sekiranya Pelanggan mengambil skim perlindungan takaful, bayaran sumbangan perlindungan takaful seperti di Perkara 7(c) Surat Tawaran akan ditolak terus dari Pembiayaan. Bayaran sumbangan perlindungan takaful adalah tertakluk kepada amaun Pembiayaan dan had umur berdasarkan terma dan syarat yang ditetapkan oleh syarikat takaful yang diluluskan oleh Bank.

6. AKAUN PEMBIAYAAN

6.1 Bank akan membuka akaun Pembiayaan (**"Akaun Pembiayaan"**) selepas Pelanggan menerima tawaran Pembiayaan ini;

6.2 Segala transaksi berhubung Pembiayaan ini akan direkodkan di dalam Akaun Pembiayaan; dan

6.3 Penyata akaun bertulis yang menyatakan butir-butir transaksi atau amaun yang belum dibayar di bawah Akaun Pembiayaan akan dihantar oleh Bank kepada Pelanggan setiap tahun dan ia dianggap muktamad melainkan Bank diberitahu oleh Pelanggan terhadap kesilapannya dalam tempoh empat belas (14) hari dari tarikh penyata tersebut dikeluarkan.

7. PENJELASAN AWAL (PENUH) PEMBIAYAAN

7.1 Pelanggan boleh membuat penjelasan awal keseluruhan baki Harga Jualan pada bila-bila masa dengan mengemukakan notis awal secara bertulis kepada Bank.

7.2 Bank boleh mengenakan caj penjelasan awal sekiranya pada masa penjelasan awal tersebut, Bank masih belum mendapat balik kos awal (*initial cost*) Pembiayaan ini serta apa-apa kos sebenar yang berbangkit akibat daripada penjelasan awal tersebut. Pengenaan caj penjelasan awal ini adalah mengikut kaedah-kaedah yang ditetapkan oleh Bank Negara Malaysia (**"BNM"**).

7.3 Namun, Bank akan memberikan *Ibra'* kepada Pelanggan berdasarkan polisi dan prosedur lazim yang terpakai yang akan dikira mengikut formula penjelasan awal berikut serta formula *Ibra'* seperti yang dinyatakan di Klausa 8.2 dan 8.3 Bahagian 1.

Harga Jualan tertunggak + Caj Ganti Rugi (*Ta'widh*) (jika ada) + Lain-lain Caj (jika ada) – Baki Pembiayaan yang belum dikeluarkan (jika ada) – *Ibra'*= **Amaun Penjelasan**

8. *IBRA'* (REBAT) BAGI PENJELASAN AWAL

8.1 Bank akan memberikan *Ibra'* kepada Pelanggan bagi penjelasan awal dalam keadaan-keadaan berikut:-

(a) Penjelasan awal atau penebusan awal Pembiayaan;

(b) Penjelasan awal Pembiayan melalui cara penstrukturan semula Pembiayaan;

(c) Penjelasan penuh setelah berlaku kejadian ingkar; atau

(d) Penjelasan awal oleh Pelanggan melalui penamatan atau pembatalan Pembiayaan sebelum tempoh matangnya.

8.2 Melainkan dinyatakan sebaliknya, Ibra' di Klausa 8.1 (a) hingga (d) Bahagian 1 dikira dengan formula berikut:-

Amaun Ibra' = untung belum terakru - Caj Penjelasan awal (jika ada)

8.3 Jika terpakai, sekiranya Pelanggan membuat penjelasan awal disebabkan penamatan atau pembatalan Pembiayaan sebelum tempoh matangnya dimana amaun Pembiayaan masih belum dikeluarkan sepenuhnya, formula *Ibra'* adalah seperti berikut:-

Amaun Ibra' = Untung belum terakru – baki Pembiayaan yang masih belum dikeluarkan - Caj Penjelasan Awal (jika ada)

9. PENGELUARAN PEMBIAYAAN

9.1 Pengeluaran Pembiayaan akan dibuat oleh Bank tertakluk kepada terma-terma dan syarat-syarat berikut:-

(a) Pelanggan dan/atau Penjamin dan/atau lain-lain pihak sekuriti (jika berkenaan) memenuhi kesemua syarat-syarat yang ditetapkan dalam Surat Tawaran ini dan lain-lain Dokumen Sekuriti;

(b) Jika Pelanggan adalah syarikat sendirian berhad, Pelanggan telah mengemukakan resolusi daripada Lembaga Pengarahnya yang membenarkan penerimaan tawaran Pembiayaan daripada Bank tertakluk kepada terma-terma dan syarat-syarat Surat Tawaran ini serta pelantikan pegawai yang diberi kuasa untuk menandatangani Surat Tawaran dan lain-lain Dokumen Sekuriti serta menguruskan Pembiayaan ini;

(c) Pelanggan menerima, menandatangani dan mengembalikan salinan asal Surat Tawaran ini;

(d) Pelanggan dan/atau Penjamin dan/atau lain-lain pihak sekuriti (jika berkenaan) menandatangani dan melengkapkan Perjanjian Pembiayaan dan lain-lain Dokumen Sekuriti yang berkaitan (jika berkenaan);

(e) Penjamin menandatangani dan melengkapkan suratcara Jaminan & Ganti Rugi dan/atau mana-mana pihak sekuriti lain menandatangani dan melengkapkan lain-lain Dokumen Sekuriti yang berkaitan (jika berkenaan);

(f) Pelanggan telah menjelaskan semua fi dan kos termasuk duti setem dan lain-lain bayaran yang bersangkutan dengan penyempurnaan Dokumen Sekuriti (jika berkenaan). Sekiranya Pelanggan tidak membuat pembayaran tersebut, Pelanggan dengan ini membenarkan dan memberikan kuasa kepada Bank untuk menolak apa-apa bayaran fi dan kos termasuk duti setem dan lain-lain bayaran berkaitan Dokumen Sekuriti daripada amaun Pembiayaan;

(g) Pelanggan telah membuka BSN Giro-i Akaun Syarikat, melengkapkan Borang Arahan Tetap BSN Giro-i Akaun Syarikat dan mengembalikannya kepada Bank (jika berkenaan);

(h) Pelanggan mengemukakan salinan dokumen-dokumen yang dinyatakan di Bahagian 3 sepertimana kelulusan pihak pelulus Bank.

(i) Kesemua Dokumen Sekuriti telah sempurna ditandatangani, disetem dan didaftarkan (jika perlu) serta salinan-salinan asal diserahkan untuk disimpan oleh Bank (yang mana berkenaan dengan Bank).

9.2 Tertakluk kepada pematuhan prasyarat pengeluaran di atas dan lain-lain syarat dalam Dokumen Sekuriti, Pembiayaan setelah ditolak Perbelanjaan Berkenaan akan dikeluarkan dengan cara berikut:-

(a) mengkreditkan sepenuhnya atau mana-mana bahagian Pembiayaan ke dalam BSN GIRO-i Akaun Syarikat Pelanggan; atau

(b) mengkreditkan mana-mana bahagian amaun Pembiayaan secara terus kepada pembekal yang diberi kuasa oleh Pelanggan; atau

(c) dengan lain-lain cara yang ditetapkan oleh Bank mengikut budi bicaranya.

9.3 Tanpa menjejaskan hak Bank di bawah Klausa 9.1 di atas, Bank boleh mengetepikan mana-mana prasyarat yang dikenakan ke atas Pelanggan. Penepian tersebut tidak menghalang Bank dari menuntut Pelanggan untuk memenuhi mana-mana atau semua syarat yang dikecualikan dalam tempoh yang dimaklumkan oleh Bank kepada Pelanggan. Tiada penepian terhadap sebarang prasyarat kecuali setakat yang diperuntukkan dengan jelas dalam penepian tersebut.

10. LEBIHAN BAYARAN

Sebarang lebihan bayaran (sekiranya ada) akan diselaraskan dengan sewajarnya dan akan dikembalikan kepada Pelanggan selepas pembayaran penuh keseluruhan Harga Jualan dan lain-lain liabiliti Pelanggan dalam Tempoh Pembiayaan atau selepas Pelanggan membuat penjelasan awal keseluruhan Pembiayaan.

11. JAMINAN (JIKA BERKENAAN)

11.1 Sepanjang Tempoh Pembiayaan, Pelanggan bersetuju untuk memastikan Jaminan berikut diberikan kepada Bank (jika berkenaan) oleh penama-penama yang dinyatakan pada Perkara 8(a) Surat Tawaran (**"Penjamin"**):-

(a) Syarikat Milikan Tunggal/Perkongsian/Perkongsian Liabiliti Terhad

(i) Semua pemilik dan rakan kongsi adalah bersama-sama menjamin dan bertanggungjawab terhadap Pembiayaan;
(ii) Bank berhak meminta penjamin tambahan/penjamin luar atas dasar tersendiri setiap kes (jika perlu);
(iii) Bagi Perkongsian Liabiliti Terhad semua rakan kongsi perlu menjadi Penjamin.

(b) Syarikat Sendirian Berhad

(i) Semua pengarah perlu menjadi Penjamin secara bersama dan berasingan.
(ii) Bank berhak untuk mendapatkan penjamin tambahan/penjamin luar atas dasar tersendiri setiap kes (jika perlu).

11.2 Sekiranya mana-mana Penjamin menarik diri daripada jaminan di bawah surat tawaran ini atas sebab-sebab munasabah yang dibenarkan oleh pihak Bank (jika berkenaan) tertakluk kepada persetujuan Bank secara bertulis, Pelanggan perlu menyediakan penjamin gantian yang perlu dikekalkan untuk keseluruhan Tempoh Pembiayaan.

11.3 Pelanggan bersetuju dan memberi kuasa kepada Bank untuk mendapatkan Jaminan Korporat (jika berkenaan) yang ditawarkan kepada Bank melalui Skim Jaminan Kredit daripada agensi-agensi berikut (jika berkenaan). Maklumat mengenai Jaminan Korporat dinyatakan pada Perkara 8(b) Surat Tawaran ("**Jaminan Korporat**"):-

(a) Credit Guarantee Corporation Malaysia Berhad (CGC);
(b) Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP);
(c) Lain-lain agensi berkaitan kerajaan/ swasta yang menawarkan skim dan program jaminan kredit.

TAMAT BAHAGIAN 1

TERMA DAN SYARAT AM

1. PERBELANJAAN PENDAHULUAN BANK

Segala perbelanjaan sebenar yang ditanggung oleh Bank untuk menyempurnakan dokumen-dokumen berkaitan Pembiayaan ini (termasuk duti setem) dan/atau menguatkuasakan hak-haknya akan ditanggung oleh Pelanggan dan akan dicajkan ke Akaun Pembiayaan atau perlu dijelaskan oleh Pelanggan dalam tempoh yang ditetapkan atau atas tuntutan Bank.

2. NOTIS

2.1 Segala urusan surat menyurat atau apa-apa notis atau komunikasi di antara pihak-pihak di bawah Pembiayaan ini hendaklah secara bertulis dan diserahkan menggunakan alamat/maklumat terakhir yang diketahui pihak-pihak tersebut dan akan dianggap telah diserahkan:-

(a) sekiranya melalui serahan tangan, pada masa ia diterima dalam bentuk yang boleh dibaca;

(b) sekiranya melalui pos biasa atau pos berdaftar, selepas tiga (3) hari ia diposkan;

(c) sekiranya melalui e-mel, dua puluh empat (24) jam selepas penghantaran tertakluk tiada sebarang pemberitahuan ia gagal dihantar; dan

(d) sekiranya melalui faksimili, pada masa penerimaan laporan penghantaran yang mengesahkan ia telah dihantar.

2.2 Penyampaian semua proses undang-undang oleh Bank kepada Pelanggan di bawah Pembiayaan ini hendaklah melalui serahan tangan atau pos berdaftar ke alamat terakhir Pelanggan dalam rekod Bank. Ia akan dianggap telah diserahkan; sekiranya melalui serahan tangan, pada masa ia diterima dalam bentuk yang boleh dibaca dan sekiranya melalui pos berdaftar, selepas tiga (3) hari ia diposkan.

2.3 Pelanggan bersetuju untuk memaklumkan dengan segera kepada Bank secara bertulis dan/atau melalui lain-lain saluran yang disediakan oleh Bank sebarang pertukaran alamat surat-menyurat dan/atau nombor telefon dan/atau nombor faksimili dan/atau alamat e-mel Pelanggan. Sebarang notis akan dihantar ke alamat/maklumat terakhir yang diketahui oleh Bank dan Bank tidak bertanggungjawab sekiranya terdapat sebarang pertikaian yang timbul akibat kegagalan Pelanggan untuk mengemaskini maklumat tersebut.

3. PERMULAAN TINDAKAN UNDANG-UNDANG

3.1 Bank boleh memulakan tindakan undang-undang terhadap Pelanggan jika berlaku mana-mana kejadian ingkar atau pelanggaran kepada mana-mana terma dan syarat Pembiayaan ini.

3.2 Segala kos berhubung apa-apa tindakan undang-undang yang diambil oleh Bank terhadap Pelanggan akan didebitkan ke dalam Akaun Pembiayaan Pelanggan.

4. SEKATAN DI BAWAH AKTA INSTITUSI KEWANGAN PEMBANGUNAN 2002 (AIKP)

4.1 Kelulusan Pembiayaan oleh Bank dan ketersediaan berterusan Pembiayaan ini adalah tertakluk kepada syarat bahawa:-

(a) Pelanggan tidak melanggar peruntukan Seksyen 28(3) AIKP yang melarang Bank daripada memberikan apa-apa pembiayaan atau kemudahan kredit kepada Pelanggan jika Pelanggan atau mana-mana pengarah, pengurus, ejen atau penjamin atau mana-mana pasangan masing-masing, ibu bapa atau anak-anak mereka bekerja di Bank atau mempunyai hubungan dengan mana-mana pengarah, pegawai Bank atau mana-mana pengarah atau pegawai Bank telah memberikan apa-apa jaminan atau aku janji kewangan lain atau jika pelanggan adalah sebuah badan korporat, mana-mana pengarah atau pegawai Bank mempunyai apa-apa kepentingan atau saham yang pada agregatnya, suatu amaun yang melebihi apa-apa peratusan yang ditetapkan oleh BNM dari semasa ke semasa.

(b) Pelanggan bersetuju dan mengaku janji untuk memaklumkan Bank secara bertulis dengan serta-merta apabila ia menyedari atau mempunyai maklumat mengenai apa-apa hubungan tersebut.

(c) Sekiranya mana-mana hubungan itu dikenalpasti atau ditemui pada bila-bila masa, Bank boleh melaksanakan semua haknya yang terkandung di dalam Surat Tawaran dan Dokumen Sekuriti lain yang berkaitan dimana Pelanggan perlu menjelaskan baki keseluruhan Harga Jualan dan lain-lain liabiliti bilamana terdapat sebarang pelanggaran klausa ini.

5. PENZAHIRAN MAKLUMAT

5.1 Penzahiran kepada pihak berkuasa dan di bawah undang-undang

Pelanggan membenarkan Bank, pegawai dan ejen Bank untuk menzahirkan apa-apa maklumat yang berkaitan Pelanggan (termasuk mana-mana data peribadi) dan maklumat berkaitan dengan akaun dan urusan Pelanggan dengan Bank termasuk tetapi tidak terhad kepada butiran Pembiayaan ini (atau pembiayaan lain yang telah atau akan diberikan oleh Bank kepada Pelanggan), mana-mana Dokumen Sekuriti dan transaksi-transaksi yang berkaitan kepada semua atau mana-mana pihak berikut:-

(a) mana-mana cawangan Bank;

(b) BNM;

(c) Sistem Rujukan Maklumat Kredit Berpusat ("**CCRIS**") yang ditubuhkan oleh BNM atau kepada mana-mana penguatkuasa atau badan yang ditubuhkan oleh BNM;

(d) mana-mana orang dan/atau pihak di mana Bank bertanggungjawab untuk membuat penzahiran tersebut di bawah mana-mana undang-undang, peraturan-peraturan dan/atau garis panduan yang mengikat Bank atau mana-mana pihak berkuasa lain yang mempunyai bidang kuasa ke atas Bank;

(e) mana-mana bank atau institusi kewangan dimana Pelanggan mempunyai atau berhasrat untuk berurusan;

(f) juruaudit-juruaudit Bank, peguamcara atau mana-mana badan profesional lain yang diperakui oleh Bank untuk membuat penzahiran;

(g) Penjamin atau mana-mana pihak sekuriti;

(h) Kerajaan atau mana-mana agensi yang berkenaan untuk urusan berkaitan skim Pembiayaan ini (jika berkenaan); dan

(i) mana-mana pihak lain untuk tujuan jualan dan belian Komoditi atau mana-mana pekerjanya, wakilnya, ejennya dan lain-lain pihak yang diberi kuasa untuk urusan berkaitan dengan Pembiayaan ini.

5.2 Penzahiran kepada Subsidiari

Pelanggan membenarkan Bank untuk menzahirkan apa-apa maklumat berkaitan dengan Pelanggan dan Pembiayaan ini (termasuk akaun-akaun sedia ada dan/atau akaun-akaun akan datang) dengan Bank kepada mana-mana subsidiari Bank pada masa kini atau pada masa akan datang. Subsidiari tersebut juga dibenarkan membuat penzahiran tersebut kepada Bank atau sesama subsidiari lain tertakluk kepada penzahiran tersebut dimaklumkan oleh Bank kepada Pelanggan melalui apa-apa cara yang difikirkan patut oleh Bank. Bank akan mengambil semua penjagaan munasabah untuk memastikan bahawa maklumat tersebut akan tetap sulit di dalam kumpulan subsidiari Bank. Pelanggan boleh menarik balik kebenaran tersebut pada bila-bila masa dengan memberikan notis yang mencukupi.

5.3 Penzahiran kepada Pihak Ketiga

Penzahiran maklumat Pelanggan termasuk Pembiayaan (tidak termasuk maklumat berkaitan dengan perkara-perkara yang berkaitan dengan Akaun Pembiayaan) kepada mana-mana pihak ketiga adalah tertakluk kepada persetujuan nyata Pelanggan terhadap perkara tersebut. Pelanggan boleh menarik balik kebenaran tersebut pada bila-bila masa dengan memberi notis bertulis kepada Bank dalam satu tempoh yang mencukupi.

6. **PENYATUAN DAN PENGGABUNGAN AKAUN**

6.1 Bank boleh dengan notis pada bila-bila masa dan mengikut budi bicaranya untuk menyatukan dan menggabungkan kesemua atau mana-mana akaun Pelanggan termasuk akaun bersama dengan mana-mana pihak (apa-apa jenis akaun) di mana-mana jua beserta liabiliti dan obligasi yang ditanggung oleh Pelanggan terhadap Bank.

6.2 Bank juga boleh membuat penolakan (set-off) atau memindahkan apa-apa jumlah yang perlu dibayar pada satu atau mana-mana akaun tersebut untuk menyelesaikan liabiliti dan obligasi Pelanggan kepada Bank tertakluk kepada notis diberikan kepada Pelanggan dalam tempoh tujuh (7) hari sebelum penolakan (*set off*) atau pindahan tersebut dilaksanakan.

7. **KEMUNGKIRAN SILANG *(CROSS DEFAULT)***

7.1 Pelanggan dengan ini bersetuju bahawa sekiranya:-

(a) terdapat apa-apa jumlah yang perlu dibayar oleh Pelanggan kepada Bank dari semasa ke semasa; atau

(b) Pelanggan melakukan kemungkiran atau menjadi bertanggungjawab pada mana-mana akaun bank atau akaun semasa atau sebaliknya dalam apa cara sekalipun; atau

(c) terdapat keingkaran terhadap mana-mana syarat akaun tersebut atau mana-mana kemudahan yang ditawarkan oleh Bank kepada Pelanggan atau di bawah sebarang syarat di dalam Surat Tawaran ini,

dan dalam hal sedemikan, semua amaun yang perlu dibayar dibawah akaun atau mana-mana kemudahan tersebut hendaklah dengan serta merta menjadi perlu dibayar dan Dokumen Sekuriti akan berkuatkuasa serta merta.

8. **HAK BANK**

8.1 Sebagai tambahan kepada terma-terma dan syarat-syarat yang dinyatakan di atas, Pelanggan, Penjamin dan lain-lain pihak sekuriti (jika berkenaan) bersetuju bahawa Bank boleh:-

(a) mengehendaki Pelanggan menjelaskan baki keseluruhan Harga Jualan dan lain-lain liabilitinya dengan memberi notis dua puluh satu (21) hari terdahulu kepada Pelanggan atas sebab-sebab munasabah atau sekiranya:-

(i) maklumat-maklumat yang diberikan oleh Pelanggan dan/atau Penjamin didapati tidak benar; atau

(ii) Pelanggan dan/atau Penjamin atau mana-mana pihak sekuriti telah digulungkan/dibubarkan atau bankrap; atau

(iii) nama Pelanggan dan/atau Penjamin disenarai hitamkan di dalam mana-mana sistem daftar di CCRIS, BNM dan/atau pihak ketiga dan/atau mana-mana agensi yang mengendalikan perkhidmatan yang sama; atau

(iv) terdapat sebarang salah nyata yang memberi kesan terhadap keputusan Bank meluluskan permohonan Pembiayaan ini (termasuk tetapi tidak terhad kepada margin Pembiayaan yang diluluskan); atau

(v) berlaku keadaan yang menjejaskan hak dan kepentingan Bank terhadap sekuriti yang diberikan oleh Pelanggan;

(b) mengenakan syarat-syarat tambahan yang lain (sekiranya difikirkan perlu) dan/atau meminda terma dan syarat sedia ada termasuk perubahan terhadap apa-apa yuran dan caj (selagi tidak bercanggah dengan peraturan yang ditetapkan oleh mana-mana pihak berkuasa atau sekiranya Bank diarahkan mengenakan syarat-syarat tambahan lain oleh mana-mana pihak berkuasa),

dengan memberi notis kepada Pelanggan dua puluh satu (21) hari sebelum syarat-syarat tambahan dan/atau pindaan tersebut dikenakan;

(c) membuat apa-apa urusan debit ke atas mana-mana akaun milik Pelanggan di Bank bagi tujuan menyelesaikan tunggakan bayaran balik atau menyelesaikan bayaran tunggakan atau caj ganti rugi atau apa-apa pendahuluan oleh Bank yang telah dibuat jika Pelanggan gagal mematuhi notis-notis yang dikeluarkan;

(d) membenarkan mana-mana ejen atau pihak ketiga yang dilantik oleh Bank untuk menguruskan kutipan bayaran Ansuran Bulanan dan/atau apa-apa bayaran yang tertunggak daripada Pelanggan;

(e) mendaftar segala data berhubung maklumat Pembiayaan ke dalam sistem daftar yang akan disimpan secara sulit di CCRIS dan/atau pihak ketiga dan/atau mana-mana agensi yang mengendalikan perkhidmatan yang sama;

(f) mendapatkan apa-apa laporan samada secara lisan dan/atau bertulis berhubung status kewangan perniagaan Pelanggan;

(g) menarik balik Pembiayaan ini jika Pelanggan gagal membayar mana-mana Ansuran Bulanan pada tarikh patut dibayar atau di atas tuntutan (sama ada dituntut secara rasmi atau tidak) atau melanggar mana-mana terma-terma dan syarat-syarat yang terkandung di dalam Surat Tawaran ini dan Dokumen Sekuriti bagi Pembiayaan ini;

(h) meminta salinan diakui sah penyata kewangan beraudit (termasuk penyata pendapatan dan kunci kira-kira) Pelanggan bagi tahun yang berkenaan;

(i) menjalankan lawatan tapak ke premis perniagaan Pelanggan dan mempunyai akses kepada semua dokumen-dokumen yang diperlukan semasa lawatan tapak;

(j) memastikan bahawa Pembiayaan ini akan mengatasi semua pembiayaan sedia ada dan pembiayaan masa hadapan yang diberikan kepada mana-mana pengarah atau pemegang saham atau syarikat-syarikat yang berkaitan; dan

(k) mengenakan apa-apa syarat tambahan lain (tertakluk syarat tersebut tidak memudaratkan Pelanggan) termasuk tetapi tidak terhad kepada seperti yang dinyatakan di Bahagian 3.

9. LAMPIRAN / JADUAL

Lampiran dan Jadual (sekiranya ada) adalah penting dan merupakan sebahagian daripada Surat Tawaran ini.

10. KETERSEDIAAN DANA / SEMAKAN PEMBIAYAAN

10.1 Pemberian Pembiayaan oleh Bank kepada Pelanggan pada setiap masa adalah tertakluk kepada kesediaan dana. Pembiayaan (termasuk tetapi tidak terhad kepada had yang dibenarkan oleh Bank ke atas Pembiayaan) adalah tertakluk kepada semakan berkala dari semasa ke semasa mengikut budi bicara Bank.

10.2 Sekiranya Pembiayaan tidak dikeluarkan/digunakan, samada sepenuhnya atau sebahagian (yang mana berkenaan) dalam tempoh **SATU (1) BULAN** selepas Pelanggan menerima tawaran ini atau mana-mana tempoh lain yang ditetapkan oleh Bank, Bank boleh, tertakluk kepada budi bicaranya, menarik balik atau mengubah sebarang terma Pembiayaan ini dan Pelanggan dikehendaki membayar semula kepada Bank mana-mana bahagian Pembiayaan yang telah dikeluarkan (termasuk kadar keuntungan yang dikenakan), segala caj, kos, fi dan perbelanjaan yang ditanggung oleh Bank sama ada secara langsung atau tidak langsung serta merta.

10.3 Tertakluk kepada pemberian notis dua puluh (21) hari terdahulu kepada Pelanggan, Bank boleh dari semasa ke semasa mengikut budi bicaranya untuk:-

(a) mengubah terma-terma dan syarat-syarat atau menyusun semula Pembiayaan;

(b) tanpa menjejaskan keluasan Klausa 10.3(a) di atas, mengenakan terma dan syarat tambahan untuk Pembiayaan (tertakluk syarat tersebut tidak memudaratkan Pelanggan); atau

(c) membatalkan atau menamatkan Pembiayaan ini atas sebab yang munasabah dan semua Harga Jualan dan lain-lain laibiliti Pelanggan akan menjadi perlu dibayar serta-merta sama ada dituntut secara rasmi atau tidak oleh Bank.

11. CUKAI

Caj-caj yang dikenakan di dalam Surat Tawaran ini adalah tidak termasuk sebarang cukai yang dikenakan oleh pihak berkuasa. Pihak Bank boleh mengenakan terhadap Pelanggan apa-apa cukai yang diperuntukkan di bawah undang-undang.

12. HAK MENDAPATKAN NASIHAT UNDANG-UNDANG

Pelanggan boleh dengan kos sendiri, mendapatkan nasihat undang-undang bebas berkenaan hak-hak dan tanggungjawab Pelanggan di bawah Surat Tawaran ini atau mana-mana dokumen-dokumen yang berkaitan dengan Pembiayaan ini sebelum menandatangani Surat Tawaran ini dan dokumen-dokumen berkenaan.

13. KESAHIHAN UNDANG-UNDANG

Tawaran dan ketersediaan Pembiayaan dalam Surat Tawaran ini adalah tertakluk kepada syarat bahawa tiada pelanggaran apa-apa undang-undang yang berkaitan dengannya. Tanpa menjejaskan keluasan peruntukan ini, tawaran dan ketersediaan Pembiayaan ini adalah tertakluk kepada syarat bahawa Pelanggan memperakui dan mengaku janji bahawa Pembiayaan yang diberikan oleh Bank ini dan sebarang persetujuan Bank untuk memberikan dan terus menyediakan Pembiayaan ini kepada Pelanggan adalah tidak melanggar mana-mana peruntukan undang-undang yang berkuat kuasa atau keperluan pengawalseliaan atau terma dan syarat atau ketetapan yang terkandung dalam pekeliling atau garis panduan yang dikeluarkan oleh BNM dari semasa ke semasa atau mana-mana pihak atau agensi yang mempunyai bidang kuasa ke atas Bank. Sekiranya berlaku pelanggaran di atas Bank boleh membatalkan Pembiayaan ini.

TAMAT BAHAGIAN 2

TERMA DAN SYARAT TAMBAHAN
(yang mana berkenaan)

1 MAKLUMAT PENJAMIN (jika berkenaan)

1.1 Pelanggan bersetuju untuk mengemukakan sekuriti tambahan kepada Pembiayaan seperti berikut:-

(a) Penjamin berikut bersetuju menandatangi suratcara Jaminan & Ganti Rugi:-

Penjamin 1
Nama : **NG CHEN LOK**
No. Kad Pengenalan: **870203-06-5701**
Alamat : **NO. 64, JALAN UDANG GANTUNG 8, TAMAN MEGAH KEPONG 52100 KUALA LUMPUR**

Penjamin 2
Nama : **-Tiada-**
No. Kad Pengenalan: **-Tiada-**
Alamat : **-Tiada-**

Penjamin 3
Nama : **-Tiada-**
No. Kad Pengenalan: **-Tiada-**
Alamat : **-Tiada-**

Penjamin 4
Nama : **-Tiada-**
No. Kad Pengenalan: **-Tiada-**
Alamat : **-Tiada-**

Penjamin 5
Nama : **-Tiada-**
No. Kad Pengenalan: **-Tiada-**
Alamat : **-Tiada-**

(b) Jaminan Korporat seperti berikut:-

2. TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN <u>Skim BSN Micro-i TemaNiaga, Teman Meera dan PKBC</u>

Untuk mengelakkan sebarang percanggahan, tujuan Pembiayaan di Perkara 3(c) Surat Tawaran hanya terpakai bagi skim-skim yang tersenarai di atas sahaja.

3. TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN <u>Skim BSN Micro-i PKBC dan SPUPKKC</u>

3.1 Syarat Tambahan Kadar Keuntungan

(a) Pelanggan dan Bank dengan ini bersetuju bahawa tawaran Pembiayaan ini adalah dikira pada **Kadar Untung Dipersetujui *(Contracted Pofit Rate)*** iaitu **Lapan Belas (18%) peratus ("CPR")** setahun dikira berasaskan baki bulanan yang menjadikan Harga Jualan di Perkara 2 Surat Tawaran;

(b) Untuk mengelakkan sebarang keraguan, Harga Jualan adalah merangkumi Harga Belian dan CPR;

(c) Tertakluk kepada budi bicara Bank dan pematuhan semua terma dan syarat Pembiayaan ini oleh Pelanggan, pihak Bank bersetuju untuk memberikan *Ibra'* bagi perbezaan antara kadar CPR dan Kadar Keuntungan di Perkara 4 Surat Tawaran;

(d) Untuk mengelakkan sebarang keraguan, Kadar Keuntungan di Perkara 4 Surat Tawaran adalah kadar keuntungan selepas *Ibra'* di Klausa 3.1(c) dan pihak Bank membenarkan bayaran Harga Jualan secara ansuran berdasarkan Kadar Keuntungan seperti di Perkara 4 Surat Tawaran.

3.2 **Penjelasan Awal (Sebahagian)**

(a) Pelanggan boleh membuat penjelasan sebahagian dengan amaun minimum sebanyak RM1,000.00 atau menyamai tiga (3) bulan bayaran Ansuran Bulanan yang mana lebih tinggi. Penerimaan amaun sedemikian oleh Bank tidak dalam apa jua cara melayakkan Pelanggan mendapat pengurangan amaun Ansuran Bulanan tetapi hanya pengurangan bilangan Ansuran Bulanan.

(b) Penjelasan sebahagian hanya dibenarkan setelah pengeluaran Pembiayaan sepenuhnya dibuat.

4. **TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN <u>Skim BSN Micro-i SPKC</u>**

4.1 Untuk mengelakkan sebarang keraguan, Jaminan Korporat seperti di Klausa 11.3 Bahagian 1 adalah tidak terpakai bagi skim ini.

4.2 **Syarat Tambahan Kadar Keuntungan**

(a) Pelanggan dan Bank dengan ini bersetuju bahawa tawaran Pembiayaan ini adalah dikira pada **Kadar Untung Dipersetujui *(Contracted Pofit Rate)*** iaitu **Lapan Belas (18%) peratus ("CPR")** setahun dikira berasaskan baki bulanan yang menjadikan Harga Jualan di Perkara 2 Surat Tawaran;

(b) Untuk mengelakkan sebarang keraguan, Harga Jualan adalah merangkumi Harga Belian dan CPR;

(c) Tertakluk kepada budi bicara Bank dan pematuhan semua terma dan syarat Pembiayaan ini oleh Pelanggan, pihak Bank bersetuju untuk memberikan *Ibra'* bagi perbezaan antara kadar CPR dan Kadar Keuntungan di Perkara 4 Surat Tawaran;

(d) Untuk mengelakkan sebarang keraguan, Kadar Keuntungan di Perkara 4 Surat Tawaran adalah kadar keuntungan selepas *Ibra'* di Klausa 4.2(c) dan pihak Bank membenarkan bayaran Harga Jualan secara ansuran berdasarkan Kadar Keuntungan seperti di Perkara 4 Surat Tawaran.

4.3 **Penjelasan Awal (Sebahagian)**

(a) Pelanggan boleh membuat penjelasan sebahagian dengan amaun minimum sebanyak RM1,000.00 atau menyamai tiga (3) bulan bayaran Ansuran Bulanan yang mana lebih tinggi. Penerimaan amaun sedemikian oleh Bank tidak dalam apa jua cara melayakkan Pelanggan mendapat pengurangan amaun Ansuran Bulanan tetapi hanya pengurangan bilangan Ansuran Bulanan.

(b) Penjelasan sebahagian hanya dibenarkan setelah pengeluaran Pembiayaan sepenuhnya dibuat.

5. **TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN <u>Skim BSN Micro-i Kredit Prihatin, Penjana dan Penjana Tourism Financing</u>**

5.1 **Tujuan Pembiayaan**

(a) Tujuan pembiayaan di Perkara 3 Surat Tawaran hanya terpakai bagi perkara berikut:

(i) Modal Kerja; dan /atau

(ii) Pembelian Aset.

5.2 **Syarat Tambahan Kadar Keuntungan**

(a) Pelanggan dan Bank dengan ini bersetuju bahawa tawaran Pembiayaan ini adalah dikira pada **Kadar Untung Dipersetujui *(Contracted Pofit Rate)*** iaitu **Lapan Belas (18%) peratus ("CPR")** setahun dikira berasaskan baki bulanan yang menjadikan Harga Jualan di Perkara 2 Surat Tawaran;

(b) Untuk mengelakkan sebarang keraguan, Harga Jualan adalah merangkumi Harga Belian dan CPR;

(c) Tertakluk kepada budi bicara Bank dan pematuhan semua terma dan syarat Pembiayaan ini oleh Pelanggan, pihak Bank bersetuju untuk memberikan *Ibra'* bagi perbezaan antara kadar CPR dan Kadar Keuntungan di Perkara 4 Surat Tawaran;

(d) Untuk mengelakkan sebarang keraguan, Kadar Keuntungan di Perkara 4 Surat Tawaran adalah kadar keuntungan selepas *Ibra'* di Klausa 5.2(c) dan pihak Bank membenarkan bayaran Harga Jualan secara ansuran berdasarkan Kadar Keuntungan seperti di Perkara 4 Surat Tawaran.

5.3 **Tempoh Pembiayaan**

Tempoh Pembiayaan yang dirujuk di Perkara 5 Surat Tawaran adalah termasuk tempoh moratorium (rehat bayaran) ke atas pembayaran Ansuran Bulanan.

5.4 **Ansuran Bulanan**

(a) Untuk mengelakkan sebarang keraguan, Ansuran Bulanan di Perkara 6(a) dan (b) Surat Tawaran adalah Ansuran Bulan selepas Ibra' di Klausa 5.2(c) Bahagian 3.

(b) Untuk mengelakkan sebarang keraguan, cara bayaran Ansuran Bulanan di Perkara 6(c) Surat Tawaran adalah terpinda seperti berikut:

(i) Pelanggan tidak perlu membayar Ansuran Bulanan sepanjang tempoh moratorium (rehat bayaran) iaitu **enam (6) bulan pertama ('Moratorium')** selepas pengeluaran Pembiayaan dibuat oleh Bank;

(ii) Bayaran Ansuran Bulanan pertama akan bermula **pada tarikh pengeluaran Pembiayaan pada bulan ke tujuh (7)** selepas pengeluaran penuh Pembiayaan oleh Bank dan/atau pada tarikh yang akan diputuskan oleh Bank mengikut budi bicaranya.

5.5 **Penjelasan Awal (Sebahagian)**

(a) Pelanggan boleh membuat penjelasan sebahagian dengan amaun minimum sebanyak RM1,000.00 atau menyamai tiga (3) bulan bayaran Ansuran Bulanan yang mana lebih tinggi. Penerimaan amaun sedemikian oleh Bank tidak dalam apa jua cara melayakkan Pelanggan mendapat pengurangan amaun Ansuran Bulanan tetapi hanya pengurangan bilangan Ansuran Bulanan.

(b) Penjelasan sebahagian hanya dibenarkan setelah pengeluaran Pembiayaan sepenuhnya dibuat.

6. **TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN Skim BSN Micro-i SRF**

6.1 **Tujuan Pembiayaan**

(a) Tujuan pembiayaan di Perkara 3 Surat Tawaran terpakai bagi pembiayaan yang diluluskan daripada dana Bank Negara Malaysia (BNM) hanya untuk perkara berikut:

(i) Modal Kerja.

6.2 **Syarat Tambahan Kadar Keuntungan**

(a) Pelanggan dan Bank dengan ini bersetuju bahawa tawaran Pembiayaan ini adalah dikira pada **Kadar Untung Dipersetujui *(Contracted Profit Rate)*** iaitu **Lapan Belas (18%) peratus ("CPR")** setahun dikira berasaskan baki bulanan yang menjadikan Harga Jualan di Perkara 2 Surat Tawaran;

(b) Untuk mengelakkan sebarang keraguan, Harga Jualan adalah merangkumi Harga Belian dan CPR;

(c) Tertakluk kepada budi bicara Bank dan pematuhan semua terma dan syarat Pembiayaan ini oleh Pelanggan, pihak Bank bersetuju untuk memberikan *Ibra'* bagi perbezaan antara kadar CPR dan Kadar Keuntungan di Perkara 4 Surat Tawaran;

(d) Untuk mengelakkan sebarang keraguan, Kadar Keuntungan di Perkara 4 Surat Tawaran adalah kadar keuntungan selepas *Ibra'* di Klausa 6.2(c) dan pihak Bank membenarkan bayaran Harga Jualan secara ansuran berdasarkan Kadar Keuntungan seperti di Perkara 4 Surat Tawaran.

6.3 **Tempoh Pembiayaan**

Tempoh Pembiayaan yang dirujuk di Perkara 5 Surat Tawaran adalah termasuk tempoh moratorium (rehat bayaran) ke atas pembayaran Ansuran Bulanan.

6.4 **Ansuran Bulanan**

(a) Untuk mengelakkan sebarang keraguan, Ansuran Bulanan di Perkara 6(a) dan (b) Surat Tawaran adalah Ansuran Bulan selepas Ibra' di Klausa 6.2(c) Bahagian 3.

(b) Untuk mengelakkan sebarang keraguan, cara bayaran Ansuran Bulanan di Perkara 6(c) Surat Tawaran adalah terpinda seperti berikut:

(i) Pelanggan tidak perlu membayar Ansuran Bulanan sepanjang tempoh moratorium (rehat bayaran) iaitu **enam (6) bulan pertama ('Moratorium')** selepas pengeluaran Pembiayaan dibuat oleh Bank;

(ii) Bayaran Ansuran Bulanan pertama akan bermula **pada tarikh pengeluaran Pembiayaan pada bulan ke tujuh (7)** selepas pengeluaran penuh Pembiayaan oleh Bank dan/atau pada tarikh yang akan diputuskan oleh Bank mengikut budi bicaranya.

6.5 **Penjelasan Awal (Sebahagian)**

(a) Pelanggan boleh membuat penjelasan sebahagian dengan amaun minimum sebanyak RM1,000.00 atau menyamai tiga (3) bulan bayaran Ansuran Bulanan yang mana lebih tinggi. Penerimaan amaun sedemikian oleh Bank tidak dalam apa jua cara melayakkan Pelanggan mendapat pengurangan amaun Ansuran Bulanan tetapi hanya pengurangan bilangan Ansuran Bulanan.

(b) Penjelasan sebahagian hanya dibenarkan setelah pengeluaran Pembiayaan sepenuhnya dibuat.

7. **TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN Skim BSN Micro-i AF**

7.1 **Tujuan Pembiayaan**

(a) Tujuan pembiayaan di Perkara 3 Surat Tawaran terpakai bagi pembiayaan yang diluluskan daripada dana Bank Negara Malaysia (BNM) hanya untuk perkara berikut:

(i) Modal Kerja; dan/atau

(ii) Pembelian Aset; dan/atau

(iii) Pembangunan Projek Pertanian.

7.2 **Syarat Tambahan Kadar Keuntungan**

(a) Pelanggan dan Bank dengan ini bersetuju bahawa tawaran Pembiayaan ini adalah dikira pada **Kadar Untung Dipersetujui *(Contracted Profit Rate)*** iaitu **Lapan Belas (18%) peratus ("CPR")** setahun dikira berasaskan baki bulanan yang menjadikan Harga Jualan di Perkara 2 Surat Tawaran;

(b) Untuk mengelakkan sebarang keraguan, Harga Jualan adalah merangkumi Harga Belian dan CPR;

(c) Tertakluk kepada budi bicara Bank dan pematuhan semua terma dan syarat Pembiayaan ini oleh Pelanggan, pihak Bank bersetuju untuk memberikan *Ibra'* bagi perbezaan antara kadar CPR dan Kadar Keuntungan di Perkara 4 Surat Tawaran;

(d) Untuk mengelakkan sebarang keraguan, Kadar Keuntungan di Perkara 4 Surat Tawaran adalahkadar keuntungan selepas *Ibra'* di Klausa 7.2(c) dan pihak Bank membenarkan bayaran Harga Jualan secara ansuran berdasarkan Kadar Keuntungan seperti di Perkara 4 Surat Tawaran.

7.3 **Ansuran Bulanan**

(a) Untuk mengelakkan sebarang keraguan, Ansuran Bulanan di Perkara 6(a) dan (b) Surat Tawaran adalah Ansuran Bulanan selepas *Ibra'* di Klausa 7.2(c) Bahagian 3.

7.4 **Penjelasan Awal (Sebahagian)**

(a) Pelanggan boleh membuat penjelasan sebahagian dengan amaun minimum sebanyak RM1,000.00 atau menyamai tiga (3) bulan bayaran Ansuran Bulanan yang mana lebih tinggi. Penerimaan amaun sedemikian oleh Bank tidak dalam apa jua cara melayakkan Pelanggan mendapat pengurangan amaun Ansuran Bulanan tetapi hanya pengurangan bilangan Ansuran Bulanan.

(b) Penjelasan sebahagian hanya dibenarkan setelah pengeluaran Pembiayaan sepenuhnya dibuat.

8. **TERMA BERIKUT TERPAKAI BAGI PEMBIAYAAN <u>Skim BSN Micro-I ADF</u>**

8.1 **Tujuan Pembiayaan**

(a) Tujuan pembiayaan di Perkara 3 Surat Tawaran terpakai bagi pembiayaan yang diluluskan daripada dana Bank Negara Malaysia (BNM) hanya untuk perkara berikut:

(i) pembelian peralatan, jentera, perkakasan dan perisian komputer, penyelesaian dan perkhidmatan teknologi maklumat (IT), perkhidmatan sokongan teknologi dan lain-lain aset tidak ketara *(intangible)*.

8.2 **Syarat Tambahan Kadar Keuntungan**

(a) Pelanggan dan Bank dengan ini bersetuju bahawa tawaran Pembiayaan ini adalah dikira pada **Kadar Untung Dipersetujui *(Contracted Profit Rate)*** iaitu **Lapan Belas (18%) peratus ("CPR")** setahun dikira berasaskan baki bulanan yang menjadikan Harga Jualan di Perkara 2 Surat Tawaran;

(b) Untuk mengelakkan sebarang keraguan, Harga Jualan adalah merangkumi Harga Belian dan CPR;

(c) Tertakluk kepada budi bicara Bank dan pematuhan semua terma dan syarat Pembiayaan ini oleh Pelanggan, pihak Bank bersetuju untuk memberikan *Ibra'* bagi perbezaan antara kadar CPR dan Kadar Keuntungan di Perkara 4 Surat Tawaran;

(d) Untuk mengelakkan sebarang keraguan, Kadar Keuntungan di Perkara 4 Surat Tawaran adalah kadar keuntungan selepas *Ibra'* di Klausa 8.2(c) dan pihak Bank membenarkan bayaran Harga Jualan secara ansuran berdasarkan Kadar Keuntungan seperti di Perkara 4 Surat Tawaran.

8.3 **Ansuran Bulanan**

(a) Untuk mengelakkan sebarang keraguan, Ansuran Bulanan di Perkara 6(a) dan (b) Surat Tawaran adalah Ansuran Bulanan selepas *Ibra'* di Klausa 8.2(c) Bahagian 3.

8.4 **Penjelasan Awal (Sebahagian)**

(a) Pelanggan boleh membuat penjelasan sebahagian dengan amaun minimum sebanyak RM1,000.00 atau menyamai tiga (3) bulan bayaran Ansuran Bulanan yang mana lebih tinggi. Penerimaan amaun sedemikian oleh Bank tidak dalam apa jua cara melayakkan Pelanggan mendapat pengurangan amaun Ansuran Bulanan tetapi hanya pengurangan bilangan Ansuran Bulanan.

(b) Penjelasan sebahagian hanya dibenarkan setelah pengeluaran Pembiayaan sepenuhnya dibuat.

9. **SYARAT-SYARAT TAMBAHAN PENGELUARAN PEMBIAYAAN**

Sebagai tambahan kepada Syarat-Syarat Pengeluaran Pembiayaan di Klausa 9 Bahagian 1, Pelanggan perlu mengemukakan salinan dokumen-dokumen berikut (jika berkenaan):-

10. **DOKUMEN SEKURITI TAMBAHAN**

Sebagai tambahan kepada Dokumen Sekuriti di Perkara 9 Surat Tawaran, Pelanggan perlu mengemukakan sekuriti tambahan berikut (jika ada):-

(a) *Pelanggan hendaklah mengemukakan BSN Term Deposit/-i/Sijil Simpanan Premium berjumlah RM **–Tiada-** yang dibuktikan dengan Memorandum Deposit sebagai cagaran pembayaran Pembiayaan. Amaun tersebut perlu dikekalkan dan dipegang oleh Bank untuk tempoh masa **–Tiada-** (**-Tiada-**) tahun.
*(*sila batalkan jika tidak berkenaan)*

TAMAT BAHAGIAN 3

LAMPIRAN 1

Permintaan Pembelian

Dari:

SAGTEC GROUP SDN. BHD.
10-2 JLN TANJUNG SD 13/2 BDR SRI DAMANSARA 52200 KUALA LUMPUR

Kepada:

Bank Simpanan Nasional ("BSN")

PERKARA: Permintaan Pembelian Beserta Aku Janji (*Wa'd*) untuk Membeli

Perkara di atas, Surat Tawaran dan Permintaan Pembelian ini adalah dirujuk.

A. Permintaan Pembelian

Selaras dengan Surat Tawaran, saya/kami dengan ini memohon untuk membeli (Komoditi pada Harga Jualan yang dinyatakan di dalam Surat Tawaran ("Harga Jualan") bersama-sama dengan semua kos lain yang bersampingan dengannya yang akan dibayar mengikut terma-terma dan syarat-syarat dalam Surat Tawaran atau kaedah lain yang boleh ditentukan oleh pihak BSN pada budi bicaranya dan melalui pemberitahuan bertulis terdahulu.

Walaupun milikan fizikal Komoditi boleh dan mampu diserahkan oleh BSN, saya/kami dengan ini bersetuju secara nyata untuk tidak menerima serahan fizikal Komoditi tersebut dan berhasrat untuk meninggalkan Komoditi tersebut kepada BSN untuk dijual kepada pembeli pihak ketiga.

Namun, sekiranya saya/kami berhasrat untuk mengambil milikan fizikal Komoditi tersebut, saya/kami mengaku janji untuk memaklumkan BSN melalui notis awal sebelum transaksi jualan dilakukan oleh BSN dan akan bertanggungjawab penuh ke atas segala perbelanjaan, kos dan caj berkenaan berikutan milikan fizikal Komoditi tersebut.

B. Aku Janji (*Wa'd*) Untuk Membeli

Selaras dengan Surat Tawaran, saya/kami dengan ini secara muktamadnya beraku janji untuk membeli Komoditi, sejurus selepas pihak BSN telah membeli Komoditi dari mana-mana peniaga komoditi, pada Harga Jualan berdasarkan konsep Murabahah (harga kos BSN ditambah margin keuntungan BSN) yang akan dibayar secara ansuran atau bayaran tertunda mengikut terma-terma dan syarat-syarat dalam Surat Tawaran atau dengan apa-apa kaedah lain yang BSN boleh mengikut budi bicaranya tentukan dan melalui pemberitahuan bertulis terdahulu kepada saya/kami.

Permintaan Pembelian ini adalah mengikat saya/kami, waris, pengganti hakmilik, penerima serah hak dan wakil saya/kami di bawah undang-undang. Saya/kami mengesahkan bahawa transaksi ini hanya boleh dilaksanakan dengan syarat saya/kami tidak membatalkan Permintaan Pembelian ini.

Sekiranya saya/kami membatalkan Permintaan Pembelian ini, saya/kami mengaku janji untuk menanggung rugi segala kos, caj dan kerugian berkaitan yang ditanggung oleh pihak Bank dan membenarkan pihak Bank mendebitkan mana-mana caj yang dikenakan tersebut daripada akaun saya/kami di Bank.

Melainkan jika dinyatakan sebaliknya, semua terma dan rujukan dalam Permintaan Pembelian ini hendaklah membawa makna yang sama seperti yang ditetapkan di dalam Surat Tawaran. Permintaan Pembelian ini hendaklah dibaca bersama dengan terma dan syarat surat tawaran, Perjanjian Pembiayaan dan lain-lain Dokumen Sekuriti.

Dengan mengeluarkan Permintaan Pembelian ini, saya/kami dengan ini mengakui bahawa saya/kami memahami sepenuhnya sifat dan kandungan Permintaan Pembelian ini.

Sekian, terima kasih.

Pemilikan Tunggal:

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

Cop Syarikat:

Perkongsian/ Perkongsian Liabiliti Terhad :

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

Cop Syarikat :

Syarikat Sendirian Berhad:

**Tandatangan:.. Tarikh: 03 FEB 2021
Nama: **NG CHEN LOK**
No.K/P: **870203-06-5701**
Jawatan: **PENGARAH**

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Jawatan:

Cop/Meterai Syarikat (jika berkenaan): SAGTEC GROUP SDN BHD
(1283508-P)
10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur.
Tel: 03-33100089

*(*Batalkan jika tidak berkenaan)*

LAMPIRAN 2

Surat Pelantikan Bank Sebagai Wakil Pembelian

Saya/kami, **SAGTEC GROUP SDN. BHD.** (No. Syarikat/ Pendaftaran: **201801021489 (1283508-P)**) dengan ini melantik Bank sebagai wakil saya/kami secara tidak bersyarat dan tidak boleh dibatalkan untuk bertindak bagi pihak saya/kami bagi menyempurnakan pembelian Komoditi tersebut daripada Bank.

Saya/kami dengan ini bersetuju dengan terma-terma dan syarat-syarat transaksi pembelian dengan balasan yuran sekali bayar sebanyak **Ringgit Malaysia Lima Belas (RM15.00)** sahaja (**"Fi Wakalah"**) tertakluk kepada apa-apa cukai yang diperuntukkan di bawah undang-undang, yang perlu dibayar oleh saya/kami. Terma-terma dan syarat-syarat berhubung dengan pelantikan Bank sebagai wakil saya/kami adalah seperti yang dinyatakan di dalam Perjanjian Pembiayaan yang akan dilaksanakan di antara saya/kami dan Bank.

Saya/kami dengan ini mengaku janji untuk menanggung rugi Bank dan melindungi Bank terhadap semua kerugian ganti rugi dakwaan prosiding tuntutan tindakan penalti kos dan perbelanjaan (termasuk kos guaman atas dasar peguamcara dan klien) yang ditanggung atau dialami oleh Bank atau dibuat atau dibawa oleh mana-mana pihak terhadap Bank pada bila-bila masa akibat daripada pelantikan ini dan saya/kami akan apabila dituntut oleh Bank dengan kadar segera membayar kepada Bank semua amaun yang ditanggung atau dialami oleh Bank.

Saya/kami dengan ini memberi kuasa yang tidak boleh batal kepada Bank untuk menolak Fi Wakalah tersebut daripada amaun Pembiayaan.

Pemilikan Tunggal:

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

Cop Syarikat:

Perkongsian/ Perkongsian Liabiliti Terhad :

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:...
Nama:
No.K/P:
Berniaga sebagai:

Tarikh:...

Cop Syarikat :

Syarikat Sendirian Berhad:

**Tandatangan:...
Nama: **NG CHEN LOK**
No.K/P: **870203-06-5701**
Jawatan: **PENGARAH**

Tarikh: 03 FEB 2021

DAN/ATAU

**Tandatangan:...
Nama:
No.K/P:
Jawatan:

Tarikh:...

DAN/ATAU

**Tandatangan:...
Nama:
No.K/P:
Jawatan:

Tarikh:...

DAN/ATAU

**Tandatangan:...
Nama:
No.K/P:
Jawatan:

Tarikh:...

DAN/ATAU

**Tandatangan:...
Nama:
No.K/P:
Jawatan:

Tarikh:...

Cop/Meterai Syarikat (jika berkenaan):

SAGTEC GROUP SDN BHD
(1283508-P)
10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur.
Tel: 03-33100089

*(*Batalkan jika tidak berkenaan)*

LAMPIRAN 3

Surat Pelantikan Bank Sebagai Wakil Penjualan

Saya/Kami, **SAGTEC GROUP SDN. BHD. (No. Syarikat/Pendaftaran: 201801021489 (1283508-P))** dengan ini melantik Bank sebagai wakil saya/kami secara tidak bersyarat dan tidak boleh dibatalkan untuk bertindak bagi pihak saya/kami bagi menyempurnakan penjualan Komoditi tersebut.

Saya/Kami dengan ini bersetuju dengan terma-terma dan syarat-syarat transaksi penjualan dengan balasan yuran sekali bayar sebanyak **Ringgit Malaysia Lima Belas (RM15.00)** sahaja ("Fi Wakalah") tertakluk kepada apa-apa cukai yang diperuntukkan di bawah undang-undang, yang perlu dibayar oleh saya/kami. Terma-terma dan syarat-syarat berhubung dengan pelantikan Bank sebagai wakil saya/kami adalah seperti yang dinyatakan di dalam Perjanjian Pembiayaan yang akan dilaksanakan di antara saya/kami dan Bank.

Saya/Kami dengan ini mengaku janji untuk menanggung rugi Bank dan melindungi Bank terhadap semua kerugian ganti rugi dakwaan prosiding tuntutan tindakan penalti kos dan perbelanjaan (termasuk kos guaman atas dasar peguamcara dan klien) yang ditanggung atau dialami oleh Bank atau dibuat atau dibawa oleh mana-mana pihak terhadap Bank pada bila-bila masa akibat daripada pelantikan ini dan saya/kami akan apabila dituntut oleh Bank dengan kadar segera membayar kepada Bank semua amaun yang ditanggung atau dialami oleh Bank.

Saya/kami dengan ini memberi kuasa yang tidak boleh batal kepada Bank untuk menolak Fi Wakalah tersebut daripada amaun Pembiayaan.

Pemilikan Tunggal:

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

Cop Syarikat:

Perkongsian/ Perkongsian Liabiliti Terhad :

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..
Nama:
No.K/P:
Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..

Nama:

No.K/P:

Berniaga sebagai:

DAN

**Tandatangan:.. Tarikh:..

Nama:

No.K/P:

Berniaga sebagai:

Cop Syarikat :

Syarikat Sendirian Berhad:

03 FEB 2021

**Tandatangan:.. Tarikh:..

Nama: **NG CHEN LOK**

No.K/P: **870203-06-5701**

Jawatan: **PENGARAH**

DAN/ATAU

**Tandatangan:.. Tarikh:..

Nama:

No.K/P:

Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..

Nama:

No.K/P:

Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..

Nama:

No.K/P:

Jawatan:

DAN/ATAU

**Tandatangan:.. Tarikh:..

Nama:

No.K/P:

Jawatan:

Cop/Meterai Syarikat (jika berkenaan):

SAGTEC GROUP SDN BHD
(1283508-P)
10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur,
Tel: 03-33100089

*(*Batalkan jika tidak berkenaan)*